Exhibit 10.3

EXCLUSIVE LICENSE AGREEMENT

BY AND BETWEEN

Spero Therapeutics, INC.

AND

GlaxoSmithKline Intellectual Property (No. 3) Limited

DATED AS OF SEPTEMBER 21, 2022

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

TABLE OF CONTENTS

Page

Article 1 DEFINITIONS		1
Article 2 LICENSE GRANTS; EXCLUSIVITY; NON-COMPETITION		24
2.1	License Grant to GSK	24
2.2	License Grant to Spero	25
2.3	Sublicensing	25
2.4	Retained Rights	26
2.5	Technology Transfer	27
2.6	Retained Rights; No Implied Licenses	28
2.7	Combination Products	28
2.8	Exclusivity	29
2.9	Non-Competing Product	31
2.10	Third Party In-Licenses Payments	32
2.11	Option to Adjust the GSK Territory.	33
Article 3 GOVERNANCE		34
3.1	Alliance Managers	34
3.2	Joint Development Committee	34
3.3	Authority	37
Article 4 DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION OF PRODUCTS		38
4.1	Development	38
4.2	Manufacturing	39
4.3	Transition Plan	40
4.4	Commercialization	40
4.5	Support in Development, Manufacturing and Commercialization	40
4.6	Inventory	41
4.7	Diligence Obligations	41
4.8	Subcontracting	41
4.9	Trademarks	42
4.10	Information Rights	42
4.11	Compliance with Laws	43
Article 5 REGULATORY ACTIVITIES		44
5.1	Regulatory Filings	44
5.2	Regulatory Documents Transfer	45
5.3	Communications with Regulatory Authorities	45
5.4	Assistance	47
5.5	Pharmacovigilance	47
5.6	Recalls	48

i

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Article 6 FINANCIAL PROVISIONS		48
6.1	Upfront Payment	48
6.2	Development Milestones	48
6.3	Commercial Milestones	50
6.4	Sales Milestones	51
6.5	Royalties	52
6.6	Right to Suspend Payments; Right to Offset	54
6.7	Mode of Payment and Currency; Invoices; Late Payments; Consideration	55
6.8	Records; Audits	56
6.9	Taxes	57
6.10	Effect of Termination of Meiji License	58
Article 7 INTELLECTUAL PROPERTY		59
7.1	Inventions	59
7.2	Prosecution and Maintenance of Spero Patents	60
7.3	Third Party Infringement	61
7.4	Common Interest Agreement	62
7.5	Maintenance of Freedom to Operate	63
Article 8 CONFIDENTIALITY		63
8.1	Confidentiality Obligations	63
8.2	Use Restrictions	64
8.3	Required Disclosure	64
8.4	Publications	65
8.5	Public Disclosures	65
8.6	Return or Destruction of Confidential Information	66
8.7	Equitable Relief	66
Article 9 REPRESENTATIONS AND WARRANTIES		67
9.1	Mutual Representations and Warranties	67
9.2	Spero’s Additional Representations and Warranties	68
9.3	GSK’s Additional Representations and Warranties	72
9.4	Disclosure Schedule References	73
9.5	Additional Covenants	73
9.6	Disclaimer	74
Article 10 INDEMNIFICATION		75
10.1	Indemnification by GSK	75
10.2	Indemnification by Spero	75
10.3	Specified Claims	76
10.4	Notification of Claims; Conditions to Indemnification Obligations	76
10.5	Defense of Specified Claims	77
10.6	Mitigation of Loss	77
10.7	Limitation of Liability	77

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10.8	Insurance	78
Article 11 TERM AND TERMINATION		78
11.1	Term and Expiration	78
11.2	Termination for Convenience by GSK	78
11.3	Termination for Material Breach	78
11.4	Termination for Insolvency	79
11.5	Termination for Safety Reasons	80
11.6	Effects of Expiration or Termination; Survival	80
11.7	Effect of Termination of the Agreement	81
11.8	Certain Additional Remedies of GSK in Lieu of Termination	85
11.9	Bankruptcy	86
Article 12 EFFECTIVENESS		86
12.1	Effective Date	86
12.2	Filings	87
12.3	Outside Date	89
Article 13 DISPUTE RESOLUTION		89
13.1	Disputes	89
13.2	Escalation to Executive Officers	90
13.3	Arbitration	90
13.4	Injunctive Relief	91
13.5	Intellectual Property Disputes	91
Article 14 MISCELLANEOUS PROVISIONS		91
14.1	Relationship of the Parties	91
14.2	Assignment	91
14.3	Performance and Exercise by Affiliates	92
14.4	Further Actions	92
14.5	Accounting Procedures	92
14.6	Force Majeure	92
14.7	No Trademark Rights	93
14.8	Entire Agreement; Amendments	93
14.9	Captions	93
14.10	Governing Law	93
14.11	Notices	93
14.12	Language; Waiver of Rule of Construction	94
14.13	Waiver	94
14.14	Severability	94
14.15	Business Day Requirements	95
14.16	Interpretation	95
14.17	Expenses	95
14.18	Binding Effect; No Third Party Beneficiaries	95
14.19	Counterparts	96

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Schedules

Schedule 1.11 Antitrust Clearance Waiting Periods and Approvals

Schedule 1.12 Antitrust Filings

Schedule 1.38(a) Meiji Compound

Schedule 1.38(b) Spero Compound

Schedule 1.48 Development Plan

Schedule 1.128 [***]

Schedule 2.5 Technology Transfer Plan and Delivery Schedule

Schedule 4.8(b) Approved Subcontractors

Schedule 4.11(b) Additional Data Integrity and Handling of Human Biological Samples Terms

Schedule 6.7 Invoicing and Bank Details Format

Schedule 8.5 Press Release

Schedule 9.2 Spero Disclosure Schedules

Schedule 9.2(a) Spero Patents

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Execution Version

EXCLUSIVE LICENSE AGREEMENT

This Exclusive License Agreement (this “Agreement”) is dated as of September 21, 2022 (the “Execution Date”), by and between GlaxoSmithKline Intellectual Property (No. 3) Limited, a company registered under the laws of England and Wales with offices at 980 Great West Road Brentford, Middlesex TW8 9GS England (“GSK”) and Spero Therapeutics, Inc., a corporation organized under the laws of the State of Delaware and having a place of business at 675 Massachusetts Avenue, 14th Floor Cambridge, Massachusetts 02139 (“Spero”). Each of GSK and Spero may be individually referred to herein as a “Party” or, collectively, as “Parties”.

RECITALS

WHEREAS, Spero is party to that certain license agreement (the “Meiji License”) dated as of June 14, 2017 (the “Meiji License Effective Date”), between Spero and Meiji Seiika Pharma Co., Ltd. (“Meiji”);

WHEREAS, Spero owns or possesses rights to certain Patents, Know-How and Regulatory Documents that are necessary or useful to Develop, Manufacture and Commercialize the Compound and the Products, including certain Patents, Know-How and Regulatory Documents licensed to Spero pursuant to the Meiji License;

WHEREAS, GSK possesses expertise in developing and commercializing human therapeutics; and

WHEREAS, GSK desires to acquire from Spero, and Spero desires to grant to GSK, an exclusive license under the Spero Intellectual Property to Develop, Manufacture and Commercialize the Compound and the Products in the Field in the GSK Territory.

NOW, THEREFORE, in consideration of the mutual promises and undertakings set forth herein, and intending to be legally bound hereby, the Parties agree as follows:

Article 1
DEFINITIONS

Unless otherwise defined elsewhere in the Agreement, all capitalized terms shall have the following meanings:

1.1. “Abbreviated New Drug Application” or “ANDA” has the meaning set forth in the FD&C Act (21 U.S.C. § 355(b)(2), 21 U.S.C. § 355(j) and 21 C.F.R. § 314.3), as amended.

1.2. “Accounting Standard” means, with respect to a Party, (a) United States generally accepted accounting principles (“GAAP”); or (b) International Financial Reporting Standards (“IFRS”), depending on which accounting standard is normally applied by such Party with respect to the filing of its reporting, as applicable, in each case, consistently applied.

1.3. “Acquired Business” has the meaning set forth in Section 2.8(c).

1.4. “Acquired Product” has the meaning set forth in Section 2.9(b).

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1.5. “Acquirer” means, collectively, the Third Party referenced in the definition of Change of Control and such Third Party’s Affiliates, other than the applicable Party in the definition of Change of Control and such Party’s Affiliates, determined as of immediately prior to the closing of such Change of Control.

1.6. “Adjustment Notice” has the meaning set forth in Section 2.11(b).

1.7. “Adverse Event” means any untoward medical occurrence in a patient or subject with respect to any product, which does not necessarily have a causal relationship with the administration of such product.

1.8. “Affiliate” means, with respect to any Person, any other Person who, directly or indirectly, controls, is controlled by or is under common control with such Person, but only for so long as such control exists. For the purposes of this Section 1.8, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct the management and policies of such Person or entity, whether by the ownership of more than fifty percent (50%) of the voting stock of such entity, or by contract or otherwise.

1.9. “Agreement” has the meaning set forth in the preamble.

1.10. “Alliance Manager” has the meaning set forth in Section 3.1.

1.11. “Antitrust Clearance Date” means the earliest date on which all applicable waiting periods and approvals required under Antitrust Laws with respect to the transactions contemplated under this Agreement have expired or have been terminated (in the case of waiting periods) or been received (in the case of approvals), which such waiting periods and approvals shall be identified in Schedule 1.11.

1.12. “Antitrust Filing” means filings by Spero and GSK with the United States Federal Trade Commission and the United States Department of Justice and any applicable Governmental Body in the GSK Territory, as required under any Antitrust Laws with respect to the transactions contemplated under this Agreement, as identified in Schedule 1.12, together with all required documentary attachments thereto.

1.13. “Antitrust Laws” means any and all Laws designed to govern competition, trade regulation, foreign investment, or national security or defense matters or to prohibit, restrict, or regulate actions for the purpose or effect of monopolization or restraint of trade, including the Hart-Scott Rodino Antitrust Improvements Act of 1976 (“HSR Act”).

1.14. “Arising Intellectual Property” means (a) the Arising Know-How, and (b) the Arising Patents.

1.15. “Arising Know-How” means all Know-How discovered, developed, generated, invented, derived, created, conceived or reduced to practice during the Term by a Party or its Affiliates, licensees, sublicensees or subcontractors or any of their respective employees, agents,

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independent contractors or consultants, either alone or jointly with the other Party or its Affiliates, licensees, sublicensees or subcontractors or any of their respective employees, agents, independent contractors or consultants, in each case, in the performance of activities under this Agreement.

1.16. “Arising Patents” means any Patents that (a) have a priority date after the Effective Date; and (b) Cover or otherwise claim any Arising Know-How.

1.17. “Bankrupt Party” has the meaning set forth in Section 11.8.

1.18. “Bankruptcy Code” means Title 11 of the United States Code, as amended, or analogous provisions of Law outside the United States.

1.19. “Breaching Party” has the meaning set forth in Section 11.3.

1.20. “Business Day” shall mean a day other than a Saturday, Sunday or public holiday in United States and England when banks in United States and England are open for normal banking business and excluding the period from 24 December to 2 January in which the corporate offices of GSK are closed for business.

1.21. “Calendar Quarter” means each three (3) month period commencing January 1, April 1, July 1 or October 1 of any Calendar Year; provided, however, that (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the Calendar Quarter in which the Effective Date occurs; and (b) the last Calendar Quarter of the Term shall end upon the expiration or termination of this Agreement.

1.22. “Calendar Year” means the period beginning on January 1 and ending on December 31 of the same year; provided, however, that (a) the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the same year; and (b) the last Calendar Year of the Term shall commence on January 1 of the Calendar Year in which this Agreement terminates or expires and end on the effective date of termination or expiration of this Agreement.

1.23. “Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party that results in the voting securities of such Party outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent at least [***] percent ([***]%) of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger or consolidation; (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the direct or indirect beneficial owner of [***] percent ([***]%) or more of the combined voting power of the outstanding securities of such Party; or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s and its controlled Affiliates’ assets to which this Agreement relates. Notwithstanding the foregoing, a sale of capital stock to underwriters in an underwritten public offering of a Party’s capital stock solely for the purpose of a bona fide financing or changing the form or jurisdiction

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of organization of such Party will not be deemed a “Change of Control” for purposes of this Agreement.

1.24. “Clinical Manufacturing” means the Manufacture of the Compound or any Product (including the cost of Manufacturing the Compound contained in any Product) or acquisition of the Compound or any Product from a CMO, in each case, for use in Clinical Trials (excluding any Clinical Trial (whether required or optional) commenced after Regulatory Approval). “Clinical Manufacture” shall have a correlative meaning.

1.25. “Clinical Trial” means a clinical trial in human subjects that has been approved by an institutional review board or ethics committee, as applicable, and is designed to measure the safety or efficacy of a therapeutic product, including any Phase I Clinical Trial, Phase II Clinical Trial, Phase III Clinical Trial, any study incorporating more than one (1) of these phases, or any clinical trial (whether required or optional) commenced after Regulatory Approval.

1.26. “Clinical Trial Transition Date” has the meaning set forth in Section 11.7(b)(ii)(B).

1.27. “CMC” means, chemistry, manufacturing and controls with respect to a product, which includes (a) manufacturing and process development records for such product; and (b) all chemistry, manufacturing and control procedures necessary or reasonably useful for the manufacture of such product.

1.28. “CMO” has the meaning set forth in Section 4.2(a).

1.29. “Combination Product” means a Product that is sold in the form of a combination containing or comprising the Compound together with one or more other therapeutically active agents (whether co-formulated, co-packaged or otherwise sold for a single price) (such additional therapeutically active agent which is neither the Compound nor the same molecule as the Compound, an “Other Component”); or defined as a “combination product” by the FDA pursuant to 21 C.F.R. §3.2(e) or its foreign equivalent (but, in any event, excluding devices, drug delivery vehicles, adjuvants, solubilizers and excipients).

1.30. “Commercial Manufacturing” means the Manufacture of the Compound or any Product (including the cost of Manufacturing the Compound contained in any Product) or acquisition of the Compound or any Product from a CMO, in each case, for Commercialization of such Product in the applicable Territory or for the conduct of any Clinical Trial (whether required or optional) commenced after Regulatory Approval in the applicable Territory or any country or jurisdiction therein. “Commercial Manufacture” shall have a correlative meaning.

1.31. “Commercial Milestone Event” has the meaning set forth in Section 6.3.

1.32. “Commercial Milestone Payment” has the meaning set forth in Section 6.3.

1.33. “Commercialize” means, with respect to any product, any and all activities undertaken before and after Regulatory Approval of any NDA for such product and that relate to the

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marketing, promoting, distributing, importing or exporting for sale, using, offering for sale and selling of such product, and interacting with Regulatory Authorities regarding the foregoing, including, without limitation, the conduct of any Clinical Trial (whether required or optional) commenced after Regulatory Approval. “Commercializing” and “Commercialization” shall each have a correlative meaning.

1.34. “Commercialization Wind-Down Period” has the meaning set forth in Section 11.7(b)(iii).

1.35. “Commercially Reasonable Efforts” means, with respect to the performance of Development, Manufacturing or Commercialization activities with respect to the Compound or any Product, or performance of any other obligations hereunder by or on behalf of a Party, [***]. “Commercially Reasonable Efforts” shall be determined on a Product-by-Product and country-by-country basis and activities that are conducted in one country that have an effect on achieving the relevant objective in another country shall be considered in determining whether Commercially Reasonable Efforts have been applied in such other countries. When used regarding obligations under this Agreement other than the Development, Manufacturing, and Commercialization activities with respect to the Compound or Products, the term “Commercially Reasonable Efforts” shall mean [***]. For clarity, Commercially Reasonable Efforts will not mean that a Party guarantees that it will actually accomplish the applicable task or objective.

1.36. “Competing Product” has the meaning set forth in Section 2.8(a).

1.37. “Completion” means, with respect to the Required Studies, GSK’s determination, acting reasonably and in good faith, that (a) each of the Required Studies have concluded in the normal course in accordance with the Development Plan, including any study plan or protocol referenced therein; and (b) Spero has completed all reasonable and customary analyses of the data and results of the Required Studies in accordance with the Development Plan, and such other analyses in accordance with any study plan or protocol referenced in the Development Plan, including (i) clinical database lock, (ii) completion of all Regulatory Document submissions as required by the FDA to the IND(s), including the submission of the clinical study report(s), CMC studies or other studies/data/information required by the FDA to resolve the issues noted in the CRL and support future Regulatory Approval of the Spero New Formulation Product in the United States, as applicable and to expressly exclude any study or Clinical Trial (whether required or optional) commenced after Regulatory Approval, with Existing NDA resubmission and the requirements following such resubmission (e.g. all IRs, potential ad-com, etc.) to be led by GSK, (iii) finalization and quality control of the trial master file (TMF), which confirms that the Required Studies were conducted in accordance with relevant ICH guidelines, and (iv) completion of all activities listed in section 8.4 of the ICH Consensus Guideline E6(R2), Integrated Addendum to ICH E6(R1): Guideline for Good Clinical Practice, including the completion of the clinical study report; provided that if one or more of the Required Studies is terminated early for any reason (including any Adverse Event, safety concern or other clinical failure), it shall not be deemed to have been “Completed” for purposes of this definition. “Completed”, “Completing”, or “Completes” shall each have a correlative meaning.

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1.38. “Compound” means the carbapenem chemical compound having the generic name, tebipenem pivoxil, the chemical structure of which is set forth in Schedule 1.38(a) (the “Meiji Compound”), and any and all [***], including the [***] thereof having the generic name, tebipenem pivoxil hydrobromide (alternatively referred to as tebipenem HBr and SPR994), the chemical structure of which is set forth in Schedule 1.38(b) (the “Spero Compound”), including any back-up compounds thereto existing as of the Effective Date, and including, but not limited to, all [***] thereof, as of the Execution Date or during the Term, together with all compounds covered by a Valid Claim of a Patent licensed to GSK as part of the Spero Intellectual Property.

1.39. “Confidential Information” of a Party (“Disclosing Party”) means any and all non-public or confidential information relating to the business, operations or products of such Disclosing Party or any of its Affiliates, including any Know-How, that such Disclosing Party or its Affiliate discloses or disclosed to the other Party (“Receiving Party”) or its Affiliate under this Agreement or the Existing Confidentiality Agreement, or otherwise becomes known to the Receiving Party by virtue of this Agreement; provided, however, that, notwithstanding the foregoing, (a) the existence and the terms and conditions of this Agreement shall be deemed to be the Party’s joint Confidential Information, with both Parties deemed to be the Receiving Party of such Confidential Information; (b) any Confidential Information Controlled by Spero or any of its Affiliates to the extent related to the Compound or any Product or any exploitation thereof in the Field in the GSK Territory (“Product Information”) shall be deemed to be Confidential Information of GSK (with GSK the Disclosing Party, and Spero the Receiving Party, with respect thereto and regardless of the Party initially disclosing or Controlling the same), (c) any Confidential Information Controlled by Spero or any of its Affiliates to the extent exclusively related to the Compound or any Product or any exploitation thereof in the Field in the Excluded Territory (“Excluded Product Information”) shall be deemed to be Confidential Information of Spero (with Spero the Disclosing Party, and GSK the Receiving Party, with respect thereto and regardless of the Party initially disclosing or Controlling the same) and (d) the Development Plan (and any updates thereto) and all progress reports and royalty reports delivered to Spero pursuant to Section 4.10(b) and Section 6.5(b), respectively, shall constitute the Confidential Information of GSK , in all cases, unless and to the extent any such information is disclosed in any press release, presentation or other form of public disclosure permitted under Article 8.

1.40. “Continuation Notice” has the meaning set forth in Section 4.1(a)(iv).

1.41. “Controlled” means, with respect to any Patents, Know-How, Regulatory Approvals, Regulatory Documents or materials, that a Party or one of its Affiliates, directly or indirectly, owns or has a license or sublicense (other than by a license, sublicense or other right granted (but not assignment) pursuant to this Agreement) to the applicable Patents, Know-How, Regulatory Approvals, Regulatory Documents or materials (or in the case of materials, has the right to physical possession of such materials) and has the ability to grant a license, sublicense, or right of access and use under, such Patents, Know-How, Regulatory Approvals, Regulatory Documents or materials as provided for in this Agreement without (a) violating the terms of any agreement or other arrangement with any Third Party in existence as of the time such Party

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or its Affiliate would be required hereunder to grant such license, sublicense, or right of access and use; and (b) incurring any additional payment obligations to a Third Party that are not subject to an allocation agreed between the Parties pursuant to this Agreement or otherwise in writing. “Controlled” has a correlative meaning.

Notwithstanding anything in this Agreement to the contrary, a Party or its Affiliates will be deemed not to Control any Patents, Know-How, Regulatory Approvals, Regulatory Documents or materials that are owned or in-licensed by an Acquirer except, subject to Section 2.8(b), (i) if such Patents, Know-How, Regulatory Approvals, Regulatory Documents or materials owned or in-licensed by the Acquirer were generated from participation by employees or consultants of such Acquirer in furtherance of Development, Manufacturing or Commercialization activities with respect to the Compound or any Product under this Agreement after such Change of Control, (ii) for any Patents, Know-How, Regulatory Approvals, Regulatory Documents or materials owned or in-licensed by such Acquirer not used in the performance of Development, Manufacturing or Commercialization activities with respect to the Compound or any Product under this Agreement prior to the consummation of such Change of Control that, after the consummation of such Change of Control, are used by such acquired Party or any of its Affiliates in the performance of Development, Manufacturing or Commercialization activities with respect to the Compound or any Product under this Agreement, or (iii) if, prior to the consummation of such Change of Control, such acquired Party or any of its Affiliates also Controlled such Patents, Know-How, Regulatory Approvals, Regulatory Documents or materials owned or in-licensed by such Acquirer, in each of which cases ((i)–(iii)), such Patents, Know-How, Regulatory Approvals, Regulatory Documents or materials owned or in-licensed by such Acquirer will be deemed Controlled by the acquired Party or its Affiliates for purposes of this Agreement.

1.42. “Cover,” “Covering” or “Covered” means, with respect to the Compound or any Product in any country and any Patent, that the making, offering for sale, selling, importing or using of such Product would, but for a license granted under the Compound, Product or Patent, infringe any Valid Claim of such Patent in such country in which that activity occurs.

1.43. “CRL” means the Complete Response Letter received by Spero from the FDA on or prior to June 27, 2022, with respect to the Existing NDA.

1.44. “cUTI” means complicated urinary tract infections.

1.45. “Develop” means, with respect to any product, the performance of all research, pre-clinical and clinical development (including toxicology, pharmacology, test method development and stability testing, process development, formulation development, quality control development, and statistical analysis), Clinical Trials (excluding Clinical Trials conducted after Regulatory Approval of an NDA), Manufacturing and regulatory activities that are required to obtain Regulatory Approval of such product in such country or jurisdiction in the Territory. For clarity, the definition of “Development” shall exclude all Commercialization activities. “Developing” and “Development” shall each have a correlative meaning.

1.46. “Development Milestone Event” has the meaning set forth in Section 6.2.

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1.47. “Development Milestone Payment” has the meaning set forth in Section 6.2.

1.48. “Development Plan” means the work plan attached hereto as Schedule 1.48 which sets forth the Development activities to be undertaken by or on behalf of Spero with respect to the Spero New Formulation Product in the United States, including the performance of the Required Studies, as the same may be modified from time to time in accordance with the provisions of this Agreement.

1.49. “Development Report” has the meaning set forth in Section 4.10(a).

1.50. “Disclosing Party” has the meaning set forth in Section 1.39.

1.51. “Effective Date” has the meaning set forth in Section 12.1.

1.52. “EMA” means the European Medicines Agency or a successor agency thereto.

1.53. “Enforcement Action” means, as applicable in context, an infringement action or suit or similar action to abate, compromise or settle any Third Party infringement, unauthorized use or misappropriation of any Spero Intellectual Property or GSK Licensed Intellectual Property (including the filing of an Abbreviated New Drug Application with any applicable Regulatory Authority with respect to a Product as the reference product for such product) or an action or claim to defend, attempt to resolve, compromise or settle any Third Party declaratory judgement action or other action claiming that any Spero Patent or any GSK Licensed Patent is invalid or unenforceable, as applicable.

1.54. “Enrollment” means, with respect to the Required Phase III Study, those patients who are enrolled in the Required Phase III Study and meet all eligibility criteria as set forth in the clinical trial protocol. For clarity, “Enrollment” is not intended to, and shall not be deemed to, be limited to those patients enrolled in the Required Phase III Study who are randomly assigned to a treatment/intervention per the clinical trial protocol. “Enrolled” shall have a correlative meaning.

1.55. “European Union” or “E.U.” means the economic, scientific, and political organization of member states of the European Union as it may be constituted from time to time.

1.56. “Excluded Territory” means Japan, Bangladesh, Brunei, Cambodia, China, Indonesia, Laos, Malaysia, Myanmar, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

1.57. “Excluded Claim” means a dispute, controversy or claim that concerns the construction, scope, validity, enforceability, inventorship, ownership or infringement of a Patent, Patent application, Trademark or copyright.

1.58. “Excluded Product Information” has the meaning set forth in Section 1.39.

1.59. “Exclusivity Term” has the meaning set forth in Section 2.8(a).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.60. “Execution Date” has the meaning set forth in the preamble.

1.61. “Executive Officers” means, together, a Vice President of Development of GSK (or a designee) and the Chief Executive Officer of Spero.

1.62. “Existing Confidentiality Agreement” means that certain Amended and Restated Confidential Disclosure Agreement, by and between GlaxoSmithKline, LLC and Spero, dated as of June 29, 2022.

1.63. “Existing NDA” means the NDA seeking approval for tebipenem HBr oral tablets for treatment in adult patients with cUTI, including acute pyelonephritis, caused by susceptible microorganism that was submitted by Spero to the FDA and accepted by the FDA for substantive review on January 3, 2022.

1.64. “FDA” means the United States Food and Drug Administration or a successor federal agency thereto.

1.65. “Field” means the treatment, palliation, diagnosis or prevention of any human disease, disorder or condition.

1.66. “First Commercial Sale” means, with respect to a Product, on a country-by-country basis, the first commercial sale for monetary value in an arms-length transaction of such Product to a Third Party end user by or on behalf of a Party or any of its respective Selling Parties in such country following receipt of applicable Regulatory Approval of such Product in such country; provided, however, that First Commercial Sale shall not include any transfer of a Product (a) between or among a Party or any of its respective Selling Parties for a given Party or any Third Party subcontractors (including CMOs or suppliers (other than wholesalers and distributors) that is a Selling Party for such Party); or (b) for purposes of patient assistance, charitable or promotional purposes, for use in a Clinical Trial or for use in any other tests or studies reasonably necessary to comply with any Law or request by a Regulatory Authority; provided, further, that solely for purposes of defining the Royalty Term as set forth in Section 1.149, the transfers set forth in clauses (a) or (b) above shall only be excluded from the definition of First Commercial Sale hereunder if such transfer are made without consideration.

1.67. “First Commercial Sale Milestone” has the meaning set forth in Section 6.3.

1.68. “Force Majeure Events” has the meaning set forth in Section 14.6.

1.69. “[***]” has the meaning set forth in Section 6.2.

1.70. “GAAP” has the meaning set forth in Section 1.2.

1.71. “GCP” means the applicable then-current good clinical practice standards promulgated or endorsed by the FDA, as defined in U.S. 21 C.F.R. Parts 312, 50, 54, and 56 (or such other foreign equivalent regulatory standards in any other country or jurisdiction).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.72. “Generic Product” means, with respect to a particular Product in a particular country, a product on the market in such country commercialized by any Third Party that is not a sublicensee of a Party and that did not purchase such product in a chain of distribution that included a Party or any of its respective Selling Parties, that is approved in reliance, in whole or in part, on the prior approval (or on safety or efficacy data submitted in support of the prior approval) of such Product as determined by the applicable Regulatory Authority, including any product that is authorized for sale (a) in the U.S. pursuant to Section 505(j) of the US Federal Food, Drug, and Cosmetic Act (21 USC Section 355(j)); (b) in the European Union pursuant to a provision of Articles 10, 10a or 10b of Parliament and Council Directive 2001/83/EC as amended (including an application under Article 6.1 of Parliament and Council Regulation (EC) No 726/2004 that relies for its content on any such provision); or (c) any foreign equivalent thereof or successors thereto.

1.73. “Generic Competition” has the meaning set forth in Section 6.5(e).

1.74. “GLP” means all applicable then-current good laboratory practice standards promulgated or endorsed by the FDA, as defined in U.S. 21 C.F.R. Part 58 (or such other foreign equivalent regulatory standards in any other country or jurisdiction).

1.75. “GMP” means all applicable then-current good Manufacturing practice standards, practices, and procedures promulgated or endorsed by the applicable Regulatory Authority as set forth in the guidelines imposed by such Regulatory Authority, as may be updated from time-to-time, including those as set forth in FDA regulations in 21 C.F.R. Parts 210 and 211 and all applicable FDA rules, regulations, orders, and guidances, and the requirements with respect to current good Manufacturing practices prescribed by the European Community under provisions of “The Rules Governing Medicinal Products in the European Community, Volume 4, Good Manufacturing Practices, Annex 13, Manufacture of Investigational Medicinal Products, December 2010,” (or such other foreign equivalent regulatory standards in any other country or jurisdiction).

1.76. “Governmental Body” means any (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) supranational, federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal); (d) multi-national or supranational organization or body; or (e) individual, entity, or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or Tax Authority or power of any nature.

1.77. “GSK” has the meaning set forth in the preamble.

1.78. “GSK Clinical Trial Transfer Obligations” has the meaning set forth in Section 11.7(b)(ii).

1.79. “GSK Excluded Know-How” means any Arising Know-How that is (a) [***] during the Term by a Party or its Affiliates, licensees, sublicensees or subcontractors or any of their

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

respective employees, agents, independent contractors or consultants either alone or jointly with the other Party or its Affiliates, licensees, sublicensees or subcontractors or any of their respective employees, agents, independent contractors or consultants; and (b) is not (i) [***] during the Term by or on behalf of GSK (or any of its Affiliates or Sublicensees) in the Development, Manufacture or Commercialization of the Compound or any Product, and (ii) [***] in the Excluded Territory.

1.80. “GSK Excluded Patents” means any Patent that Covers or otherwise claims any GSK Excluded Know-How but excluding any Patent that also Covers or otherwise claims any GSK Licensed Know-How.

1.81. “GSK Indemnitees” has the meaning set forth in Section 10.2.

1.82. “GSK Licensed Intellectual Property” means (a) the GSK Licensed Know-How and (b) the GSK Licensed Patents.

1.83. “GSK Licensed Know-How” means all Arising Know-How that is (a) [***] during the Term by a Party or its Affiliates, licensees, sublicensees or subcontractors or any of their respective employees, agents, independent contractors or consultants either alone or jointly with the other Party or its Affiliates, licensees, sublicensees or subcontractors or any of their respective employees, agents, independent contractors or consultants, and (b) [***] but excluding any GSK Excluded Know-How.

1.84. “GSK Licensed Patents” means all Arising Patents but excluding all GSK Excluded Patents.

1.85. “GSK Regulatory Documentation” means all Regulatory Documents prepared for submission or submitted by or on behalf of GSK, its Affiliates or Sublicensees to, or received from, Regulatory Authorities in the GSK Territory, relating to the Compound or any Product. For clarity, “GSK Regulatory Documentation” includes any amendment, modification, supplement or other Regulatory Documents relating to the Existing NDA or the seeking of Regulatory Approval in the United States (other than with respect to the IND(s) for the Required Studies) which are submitted to or filed with the FDA following the Effective Date.

1.86. “GSK Retained Rights” has the meaning set forth in Section 2.4(b).

1.87. “GSK Territory” means worldwide, excluding the Excluded Territory (subject to adjustment pursuant to Section 2.11(b)).

1.88. “GSK Territory Amendment” has the meaning set forth in Section 2.11(b).

1.89. “HSR Act” has the meaning set forth in Section 1.13.

1.90. “Human Biological Samples” means any human biological material (including any derivative or progeny thereof), including any portion of an organ, any tissue, skin, bone, muscle, connective tissue, blood, cerebrospinal fluid, cells, gametes, or sub-cellular structures such as DNA, or any derivative of such biological material such as stem cells or cell lines; and

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

any human biological product, including, but not limited to, hair, nail clippings, teeth, urine, feces, breast milk, and sweat.

1.91. “IFRS” has the meaning set forth in Section 1.2.

1.92. “IND” means, in the United States, an effective Notice of a Claimed Investigational New Drug Application filed with the FDA as more fully defined in 21 C.F.R. § 312.3, and, with respect to every other country or jurisdiction in the Territory, the clinical trial notification, clinical trial application or other equivalent application (i.e., a filing that must be made prior to commencing clinical testing of any Product in humans) filed with the applicable Regulatory Authority in such country or jurisdiction.

1.93. “Indemnitees” means (a) with respect to GSK as the indemnifying Party, the Spero Indemnitees; and (b) with respect to Spero as the indemnifying Party, the GSK Indemnitees.

1.94. “Indication” means an entirely separate and distinct disease or medical condition in humans (including having a separate histology) for which a product may be filed to obtain a label or label expansion or has received a separate and distinct marketing authorization approval with an approved label claim to treat such disease or condition, as applicable. For clarity, (a) moving from one line of therapy to another within any disease or medical condition shall not be considered to be a new Indication, a non-limiting example of which is moving from second line therapy to first line therapy; (b) a single Indication would include the primary disease and all variants or sub-divisions or sub-classifications within such primary disease, and regardless of prophylactic or therapeutic use, pediatric or adult use and irrespective of different formulation(s), dosage form(s), dosage strength(s), or delivery system(s) used; and (c) obtaining a label expansion for use of any product to treat the same primary disease in combination or co-administration with another product in an already approved Indication shall not be considered to be a new Indication.

1.95. “Initiation” means, with respect to a Clinical Trial of a product, the first dosing of the first human subject pursuant to the applicable protocol for such Clinical Trial.

1.96. “Interim Analysis” means, with respect to the Required Phase III Study, the evaluation and examination of data obtained from patients in the Required Phase III Study while the Required Phase III Study is ongoing to provide (a) an opportunity to [***], (b) an opportunity to [***], (c) an opportunity to [***], and/or (d) [***].

1.97. “[***]” has the meaning set forth in Section 6.2.

1.98. “Inventory” means all quantities of the Compound and any Product (including active pharmaceutical ingredients, raw materials, and work-in-process) that are (a) in Spero’s or its Affiliate’s possession, and/or (b) to be manufactured by a CMO for Spero or its Affiliate, in each case for use in the GSK Territory.

1.99. “Joint Development Committee” or the “JDC” has the meaning set forth in Section 3.2(a).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.100. “Know-How” means any proprietary, scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, that is not in the public domain or otherwise publicly known, including discoveries, inventions, trade secrets, devices, databases, practices, protocols, regulatory filings, methods, processes (including Manufacturing processes, specifications and techniques), techniques, concepts, ideas, specifications, formulations, formulae, data (including pharmacological, biological, chemical, toxicological, clinical and analytical information, quality control, trial and stability data), case reports forms, medical records, data analyses, reports, studies and procedures, designs for experiments and tests and results of experimentation and testing (including results of any Development activities), summaries and information contained in submissions to and information from ethical committees, or Regulatory Authorities, and Manufacturing process and Development information, results and data, whether or not patentable, all to the extent not claimed or disclosed in any Patent. The fact that an item is known to the public shall not be taken to exclude the possibility that a compilation including the item, or a development relating to the item, is (and remains) not known to the public. “Know-How” includes any rights (other than Patents, but including copyright, database or design rights) protecting such Know-How.

1.101. “Law” or “Laws” means all applicable national, supranational, regional, state and local laws, statutes, rules, regulations, ordinances, treaties, administrative codes, guidance, judgments, decrees, directives, injunctions, orders, permits, of or from any court, arbitrator, Regulatory Authority, or Governmental Body having jurisdiction over or related to the subject item, including GCP, GLP and GMP, as applicable.

1.102. “Losses” has the meaning set forth in Section 10.1.

1.103. “Major Country” means each of the following: [***].

1.104. “Manufacture” means, with respect to any product (including active pharmaceutical ingredient and other material contained therein), the performance of all activities directed to any stage of manufacture of such product, as applicable, including the planning, purchasing of materials or intermediates, making, having made, producing, manufacturing, process development, processing, filling, finishing, packaging, labeling, leafleting, in-process testing, waste disposal, quality control testing and quality assurance release, disposition, sample retention, stability testing, preparation for shipping, shipping or storage of such product. “Manufactured” or “Manufacturing” shall each have a correlative meaning.

1.105. “Meiji” has the meaning set forth in the recitals.

1.106. “Meiji Forfeiture Event” has the meaning set forth in Section 2.11(b).

1.107. “Meiji Forfeiture Notice” has the meaning set forth in Section 2.11(b).

1.108. “Meiji Intellectual Property” means (a) the Meiji Know-How, and (b) the Meiji Patents.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.109. “Meiji Know-How” means all Know-How licensed by Spero from Meiji pursuant to the Meiji License, including all [***].

1.110. “Meiji License” has the meaning set forth in the recitals.

1.111. “Meiji Patents” means all Patents in the GSK Territory licensed by Spero from Meiji pursuant to the Meiji License.

1.112. “Meiji Regulatory Documentation” means all Regulatory Documents submitted by or on behalf of Meiji, its Affiliates or sublicensees to, or received from, Regulatory Authorities in the Excluded Territory, relating to the Compound or any Product, including but not limited to Orapenem.

1.113. “NDA” means any New Drug Application, submitted pursuant to the requirements of the FDA, as more fully defined in 21 C.F.R. § 314.3 et seq. and any equivalent application to any of the foregoing (e.g., Marketing Authorization Application filed with the EMA) submitted in any country or jurisdiction in the Territory, including all additions, deletions or supplements thereto, and as any and all such requirements may be amended, or supplanted, at any time.

1.114. “Net Sales” means, with respect to a Product during a stated time period, the gross invoiced sales amounts for such Product sold by or on behalf of (a) with respect to the GSK Territory, GSK or any of its Affiliates or Sublicensees in arm’s length transactions to Third Parties (but not including sales relating to transactions by and between GSK, its Affiliates or Sublicensees, but including sales to wholesalers and distributors); or (b) with respect to Spero’s royalty payment obligations pursuant to Section 11.7(b)(iv)(A), Spero or any of its Affiliates, licensees or sublicensees in arm’s length transactions to Third Parties (but not including sales relating to transactions by and between Spero, its Affiliates, licensees or sublicensees, but including sales to wholesalers and distributors) (in each case ((a) and (b)), any such Affiliates, licensees or sublicensees of a Party, a “Selling Party”), less the following deductions from such gross amounts which are actually incurred, allowed, paid, accrued or specifically allocated to such Product and not otherwise recovered by such Selling Party and to the extent that such amounts are deducted from gross invoiced sales amounts as reported by such a Party or any of its respective Selling Parties in its financial statements in accordance with its applicable Accounting Standard, applied on a consistent basis:

[***]

provided, however, that in no event shall any particular amount identified above be deducted more than once in calculating Net Sales (i.e., no “double counting” of deductions).

To the extent that a Party or any of its respective Selling Parties receives consideration other than or in addition to cash upon the sale or disposition of a Product, Net Sales will be calculated based on the average price charged for such Product, as applicable, during the preceding royalty period, or in the absence of

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

such sales, based on such Party’s (or its Selling Party’s, as applicable) reasonable determination of the fair market value of the Product.

For purposes of the definition of Net Sales: If any Product under this Agreement is sold in the form of a Combination Product, and such Product and Other Components are sold separately, the Net Sales of such Combination Product for any period shall be determined by multiplying the Net Sales (as defined above in this Section 1.114) of such Combination Product for such period by the fraction, A/(A+B) where A is the weighted (by sales volume) average gross sale price in a particular country of such Product during such period when sold separately in finished form and B is the weighted average gross sale price in such country during such period of the Other Components sold separately in finished form; provided that in the case of a Combination Product comprised of an Other Product that is co-administered with the Product, the Net Sales of such Combination Product for any period shall be the average gross sales price in a particular country of such Product during such period when sold separately in finished form and, if not sold separately during such period, the average gross sales price in such particular country when most recently sold separately in finished form.

In the event that the weighted average gross sale price of such Product for a period can be determined but the weighted average gross sale price of the Other Components cannot be determined, the Net Sales of such Product for such period shall be calculated by multiplying the Net Sales of such Combination Product for such period by the fraction A/C where A is the weighted average gross sale price of such Product during such period when sold separately in finished form and C is the weighted average gross sale price of such Combination Product during such period.

In the event that the weighted average gross sale price of the Other Components for a period can be determined but the weighted average gross sale price of such Product for such period cannot be determined, the Net Sales of such Product for such period shall be calculated by multiplying the Net Sales of such Combination Product for such period by a fraction determined by the following formula: one (1) minus B/C where B is the weighted average gross sale price of the Other Components during such period when sold separately in finished form and C is the weighted average gross sale price of such Combination Product during such period.

In the event that the weighted average gross sale price of both such Product and the Other Components in such Combination Product cannot be determined for a period, the Net Sales of such Product for such period shall be based upon the relative value contributed by each component. Such Party (or its Selling Party, as applicable) shall propose a value for the weighted average gross sale price of such Product and the Other Components in such Combination Product. Within [***] days after such Party (or its Selling Party, as applicable) submits such proposal to the other Party, the Parties shall meet to discuss, acting reasonably and in good faith, and agree

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

upon (which agreement shall not be unreasonably withheld) the weighted average gross sales price of such Product and the Other Components in such Combination Product for such period. The weighted average gross sale price for such Product, Other Components, or Combination Product for such period shall be calculated once each Calendar Year and such price shall be used during all applicable reporting periods for the entire following Calendar Year. When determining the weighted average gross sale price of a Product, Other Components, or Combination Product for a period, the weighted average gross sale price shall be calculated by dividing the sales dollars (translated into US Dollars) by the units of active ingredient sold during the [***] months (or [***]) of the preceding Calendar Year for such Product, Other Components, or Combination Product. In the initial Calendar Year, a forecasted weighted average gross sale price will be used for such Product, Other Components, or Combination Product. Any over or under payment due to a difference between forecasted and actual weighted average gross sale prices will be paid or credited in the first applicable payment of the following Calendar Year.

Sales of Products among a Party and any of its respective Selling Parties (including sales by any such Selling Party to such Party or another Selling Party of such Party) for resale by such entity to a Third Party shall not be deemed a sale for purposes of this definition of “Net Sales”; provided that the resale of such Products by such entity to such Third Party (other than a sublicensee (or, in the case of GSK, a Sublicensee), but including wholesalers and distributors) shall be deemed a sale for the purposes of this definition of “Net Sales.” If any Affiliate or sublicensee of a Party that purchases Products from such Party or any of its other Affiliates or sublicensees that is the end user of such Product, then Net Sales shall include the value of such sale, calculated at the higher of (i) the actual price paid in such sale for such Product or (ii) the fair market value of such Product at the time of such sale (as determined by the mutual agreement of the Parties, acting reasonably and in good faith).

Transfers or dispositions of Product for no monetary consideration: (A) [***]; (B) [***]; (C) [***]; or (D) [***] shall not, in each case ((A) through (D)), be deemed sales of such Product for purposes of this definition of “Net Sales.”

1.115. “Non-Bankrupt Party” has the meaning set forth in Section 11.9.

1.116. “Non-Breaching Party” has the meaning set forth in Section 11.3.

1.117. “Non-Escalatable Dispute” has the meaning set forth in Section 13.1.

1.118. “Orapenem” means the Product in fine granule formulation which Meiji was commercializing as of the Meiji License Effective Date or any time thereafter, including as of the Effective Date of this Agreement.

1.119. “Other Components” has the meaning set forth in Section 1.29.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.120. “Out-of-Pocket Costs” means, with respect to certain activities hereunder, direct expenses paid or payable by either Party or any of its Affiliates to Third Parties and specifically identifiable and incurred to conduct such activities for the Compound or any Product, including payments to contract personnel (including contractors, consultants and subcontractors).

1.121. “Party” and “Parties” have the meaning set forth in the preamble.

1.122. “Patent” or “Patents” means any and all (a) issued or granted patents, including any extensions, supplemental protection certificates, registrations, confirmations, reissues, reexaminations or renewals thereof; (b) pending patent applications, including any continuations, divisionals, continuations-in-part, substitutes or provisional applications; and (c) counterparts or foreign equivalents of any of the foregoing issued by or filed in any country or other jurisdiction.

1.123. “Payee Party” has the meaning set forth in Section 6.7(a).

1.124. “Payor Party” has the meaning set forth in Section 6.7(a).

1.125. “Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or agency or political subdivision thereof.

1.126. “Personnel” means, with respect to any Person, its officers, directors, employees, workers, contractors, advisors, consultants, agents or other representatives.

1.127. “[***]” has the meaning set forth in Section 1.188.

1.128. “[***]” means [***].

1.129. “Pharmacovigilance Agreement” has the meaning set forth in Section 5.5(b).

1.130. “Phase I Clinical Trial” means any Clinical Trial of any product, the principal purpose of which is a preliminary determination of safety, pharmacokinetics, and pharmacodynamic parameters in healthy individuals or patients, or a similar clinical study prescribed by the relevant Regulatory Authority in a country, from time to time, pursuant to Law or otherwise, including those trials referred to in 21 C.F.R. § 312.21(a), as amended, or analogous provisions outside the United States.

1.131. “Phase II Clinical Trial” means a Clinical Trial of any product, the principal purpose of which is a determination of safety and efficacy in the target patient population, which is prospectively designed to generate sufficient data that may permit commencement and dosing ranging for a Phase III Clinical Trial, or a similar clinical study prescribed by the relevant Regulatory Authority in a country, from time to time, pursuant to Law or otherwise, including the trials referred to in 21 C.F.R. § 312.21(b), as amended, or analogous provisions outside the United States.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.132. “Phase III Clinical Trial” means a Clinical Trial of any product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(c), or analogous provisions outside the United States, and is intended to: (a) establish that the product is safe and efficacious for its intended use; (b) define contraindications, warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed; and (c) support Regulatory Approval for such product in the Territory, or a similar clinical study prescribed by the relevant Regulatory Authority in a country.

1.133. “Proceeding” means any action, arbitration, investigation, litigation or suit commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

1.134. “Product” means any and all pharmaceutical products in any dosage form and strengths, or formulation, or method of delivery, including any improvements thereto, that contains the Compound as an active ingredient, whether as the sole therapeutically active ingredient or in combination or adjunct therapy with one or more Other Component(s) including any orally administered pharmaceutical product in finished dosage form containing the Compound for human use, including but not limited to, the Spero New Formulation Product and Orapenem.

1.135. “Product Information” has the meaning set forth in Section 1.39.

1.136. “Product Trademarks” means all Trademarks (a) Controlled by Spero (or any of its Affiliates) as of the Execution Date or during the Term; and (b) that are necessary or useful in the Development, Manufacture or Commercialization of the Compound or any Product in the Field in the GSK Territory (but, for clarity, excluding any house marks of Spero or any of its Affiliates or sublicensees).

1.137. “Receiving Party” has the meaning set forth in Section 1.39.

1.138. “Regulatory Approval” means any and all approvals, licenses, registrations, or authorizations of the relevant Regulatory Authority, including any pricing or pricing reimbursement approval or determination, necessary for the Development, Manufacture or Commercialization of the applicable Product in a particular country or jurisdiction.

1.139. “Regulatory Authority” means (a) in the U.S., the FDA, (b) in the E.U., the EMA, or (c) in any other jurisdiction anywhere in the world, any regulatory body with similar regulatory authority over pharmaceutical products.

1.140. “Regulatory Documents” means any and all applications and filings (and any supplement or amendment thereto) made with any Regulatory Authority in the Territory with respect to the Compound or any Product, including any IND, NDA or orphan drug designations, import/export applications, or any other application for regulatory consultations or consideration, including sponsorship thereof, and any and all Know-How included or incorporated therein, associated source documents, related communication, correspondence and documentation submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority),

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

regulatory drug lists, adverse event files and complaint files, and submissions to regulatory advisory boards.

1.141. “Regulatory Exclusivity Period” means, with respect to any Product in any country in the Territory, a period of exclusivity (other than Patent exclusivity) granted or afforded by Law or by a Regulatory Authority in such country that confers any data exclusivity rights, market exclusivity rights, or other exclusive rights (other than Patent exclusivity) with respect to such Product in such country which rights either (a) confer exclusive marketing rights with respect to such Product or (b) prevent another party from using or otherwise relying on the Regulatory Approval or data supporting the Regulatory Approval for such Product without the prior written authorization of the Regulatory Approval holder, as applicable, such as new chemical entity exclusivity, new use or Indication exclusivity, new formulation exclusivity, orphan drug exclusivity, reference product exclusivity, exclusivity associated with new Clinical Trials necessary for approval of a new Indication or use, non-patent related pediatric exclusivity or any other applicable marketing and data exclusivity.

1.142. “Representatives” has the meaning set forth in Section 8.1.

1.143. “Required Phase III Study” has the meaning set forth in Section 1.144.

1.144. “Required Studies” means (a) a persuasive, single, successful adequate and well-controlled Phase III Clinical Trial with a [***]% NI margin, to include [***], to support the registration of tebipenem pivoxil hydrobromide in patients with cUTI/AP (the “Required Phase III Study”) as agreed via the FDA Special Protocol Assessment (SPA), and (b) the following items to fully address the CRL: [***] and any additional items identified in the final Type A meeting minutes required by FDA for resubmission of the Existing NDA by GSK.

1.145. “Reversion License” has the meaning set forth in Section 11.7(b)(vi).

1.146. “Reversion License Notice” has the meaning set forth in Section 11.7(b)(vi).

1.147. “Reversion Trademarks” has the meaning set forth in Section 11.7(b)(vi).

1.148. “Royalty Report” has the meaning set forth in Section 6.5(b).

1.149. “Royalty Term” means, on a Product-by-Product and country-by-country basis, the period beginning on the date of the First Commercial Sale of such Product in such country and ending on the latest to occur of (a) the expiration of the last to expire Valid Claim of a Spero Patent; (b) the expiration of the Regulatory Exclusivity Period for such Product in such country; and (c) ten (10) years from the date of the First Commercial Sale of such Product in such country.

1.150. “Sales Milestone Event” has the meaning set forth in Section 6.4.

1.151. “Sales Milestone Payment” has the meaning set forth in Section 6.4.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.152. “Selling Party” has the meaning set forth in Section 1.114.

1.153. “Share Purchase Agreement” means that certain Share Purchase Agreement, entered into as of the Execution Date between Spero and Glaxo Group Limited, a company organized under the laws of England and Wales.

1.154. “SPA Acceptance” shall mean the expiration of the [***] day period following the date on which Spero receives a notice from the FDA indicating that the FDA has received the Special Protocol Assessment for the Required Phase III Study; provided, however, that (a) if the FDA indicates its agreement with such Special Protocol Assessment prior to the expiration of such [***] day period, the term “SPA Acceptance” shall mean that date during the Term of this Agreement when Spero receives written confirmation from the FDA of such agreement and that Spero has the approval or authority to commence the Required Phase III Study, or (b) if the FDA issues a “Special Protocol Assessment – No Agreement Letter” during such [***] day period, the term “SPA Acceptance” shall mean that date during the Term of this Agreement when Spero receives written confirmation from the FDA that the FDA has agreed with the Special Protocol Assessment for the Required Phase III Study and that Spero has the approval or authority to commence the Required Phase III Study.

1.155. “Specified Claim” means any claims, investigations, demands or suits brought against any Spero Indemnitee or GSK Indemnitee, as applicable, by [***], their respective Affiliates or successors in interest that are based on, arise or result from, or are attributable to (a) the [***] by either Party, its Affiliates, licensees or sublicensees, including, for the avoidance of doubt, the [***] by GSK, its Affiliates or Sublicensees in the [***] as contemplated by this Agreement, including in reliance on, through the use of, or by reference to, the [***] (as the same may be amended, modified, supplemented by GSK from time to time) and any [***] (or any other Spero Regulatory Documentation or [***]), (b) an actual or alleged conflict with, violation or breach of, or creation in [***] or any rights that GSK has been granted pursuant to this Agreement as a result of Spero’s grant to GSK of a sublicense [***], any other Spero Regulatory Documentation or any [***], or (c) an actual or alleged conflict with, violation or breach of, or creation in [***] or any rights that GSK has been granted pursuant to this Agreement.

1.156. “Spero” has the meaning set forth in the preamble.

1.157. “Spero Human Biological Samples” means any Human Biological Samples collected in connection with the conduct of the Required Studies or any Clinical Trial of a Product conducted by or on behalf of Spero or any of its Affiliates prior to the Effective Date.

1.158. “Spero Indemnitees” has the meaning set forth in Section 10.1.

1.159. “Spero Intellectual Property” means (a) the Spero Know-How; and (b) the Spero Patents.

1.160. “Spero Know-How” means any Know-How that (a) is Controlled by Spero (or any of its Affiliates) as of the Execution Date or during the Term; and (b) is necessary or useful to

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Develop, Manufacture or Commercialize the Compound or any Product, including all Meiji Know-How, but excluding the Spero Regulatory Documentation.

1.161. “Spero New Formulation Product” means the Product in a formulation which Spero, directly or indirectly through its Affiliates or sublicensees, was developing as of the Meiji License Effective Date or any time thereafter, including as of the Effective Date of this Agreement, and which is the subject of the Existing NDA.

1.162. “Spero Patent” means any Patent in the GSK Territory that (a) is Controlled by Spero (or any of its Affiliates) as of the Execution Date or during the Term; and (b) (i) claims or Covers any Spero Know-How, or (ii) otherwise Covers the Compound or any Product or the Development, Manufacture or Commercialization of the Compound or any Product, including all Meiji Patents.

1.163. “Spero Regulatory Documentation” means all Regulatory Documents prepared for submission or submitted by or on behalf of Spero, its Affiliates or sublicensees to, or received from, Regulatory Authorities in the GSK Territory, relating to the Compound or any Product, including but not limited to the Spero New Formulation Product.

1.164. “Spero Retained Rights” has the meaning set forth in Section 2.4.

1.165. “Spero Third Party Agreement” has the meaning set forth in Section 2.10(b).

1.166. “Sublicensee” means any Third Party to which GSK (or any of its Affiliates which has received a sublicense pursuant to Section 2.3(a)) has granted or grants any sublicense or covenant not to sue under any of the rights or licenses granted to GSK under Section 2.1 (and any further sublicensee of such Third Party (regardless of the number of tiers, layers or levels of sublicenses or covenants not to sue of such rights)), in each case, as permitted under this Agreement; provided that “Sublicensee” shall exclude distributors and subcontractors performing activities by or on behalf of GSK (or its Affiliates which has received a sublicense pursuant to Section 2.3(a)) in accordance with Section 4.8, as applicable.

1.167. “Tax” or “Taxes” means any form of tax, levy, import duty, charge, contribution or withholding of any kind imposed, collected or assessed by, or payable to a Tax Authority and all penalties, charges, surcharges, fines, costs and interest included in or relating to any of the above whether disputed or not. This can include, but is not limited to, payroll taxes, employment taxes, stamp duty, corporation tax, withholding tax and capital gains tax.

1.168. “Tax Authority” means any government, state or municipality or any local state, federal or other authority, body or official anywhere in the world exercising a fiscal, revenue, customs or excise function (including, but not limited to, Her Majesty’s Revenue & Customs).

1.169. “Technology Transfer Committee” has the meaning set forth in Section 2.5.

1.170. “Technology Transfer Period” has the meaning set forth in Section 2.5.

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1.171. “Technology Transfer Plan” means the technology transfer plan agreed by the Parties, as attached hereto in Schedule 2.5.

1.172. “Term” has the meaning set forth in Section 11.1.

1.173. “Termination and Wind-Down Plan” has the meaning set forth in Section 11.7(b).

1.174. “Territory” means (a) with respect to Spero, the Excluded Territory; or (b) with respect to GSK, the GSK Territory, as applicable.

1.175. “Third Party” means any Person other than Spero, GSK or any of their respective Affiliates.

1.176. “Third Party Agreement” means any agreement between GSK (or its Affiliate which has received a sublicense pursuant to Section 2.3(a) or Sublicensee) and a Third Party in connection with the grant of rights under any Patents or Know-How owned or otherwise controlled by such Third Party to GSK (or such Affiliate which has received a sublicense pursuant to Section 2.3(a)) or Sublicensee) which Patents or Know-How are necessary to Develop, Manufacture, Commercialize, use or otherwise exploit the Compound or any Product in the GSK Territory.

1.177. “Third Party Claims” has the meaning set forth in Section 10.1.

1.178. “Third Party Enforcement Action” means any claim or other similar action made by a Third Party against either Party that claims that the Compound or any Product, or its Development, Manufacture or Commercialization infringes or misappropriates such Third Party’s intellectual property rights; provided that, with respect to a Combination Product, a Third Party Action shall only include claims or actions if and to the extent the underlying claim relates to the Compound.

1.179. “Third Party Payments” has the meaning set forth in Section 6.5(d).

1.180. “Trademark” means any word, name, symbol, color, shape, designation or any combination thereof, including any trademark, service mark, trade dress, trade name, brand name, logo, insignia, domain name, design and all other indicia of ownership or origin and any combination thereof, whether or not registered and all statutory and common law rights therein and all registrations and applications therefor, together with all goodwill associated with, or symbolized by, any of the foregoing.

1.181. “Transition Period” has the meaning set forth in Section 4.3.

1.182. “Transition Plan” has the meaning set forth in Section 4.3.

1.183. “United Kingdom” or “U.K.” means the United Kingdom and its territories and possessions.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.184. “United States” or “U.S.” means the United States of America and its territories and possessions.

1.185. “U.S. Dollars” or “$” means the lawful currency of the United States.

1.186. “Valid Claim” means a claim of a Patent (including any extensions) which has not lapsed or been revoked, abandoned or held unpatentable, unenforceable or invalid by a final decision of a court or Governmental Body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, reexamination or disclaimer or otherwise. In order to be a Valid Claim, any claim being prosecuted in a pending patent application must be prosecuted in good faith and not have been pending for more than [***] years from the earliest priority date of such patent application (or equivalent concept in any such country) in the country in question, in which case it will cease to be considered a Valid Claim until the patent issues and recites said claim.

1.187. “Valid Invoice” has the meaning set forth in Schedule 6.8.

1.188. “VAT and Indirect Taxes” means any value added, sales, purchase, turnover or consumption tax as may be applicable in any relevant jurisdiction, including but not limited to value added tax chargeable under legislation implementing E.U. Council Directive 2006/112/EC on the common system of value added tax.

1.189. “[***]” means [***].

1.190. “[***]” means [***].

Article 2
LICENSE GRANTS; EXCLUSIVITY; NON-COMPETITION

2.1 License Grant to GSK. On the Effective Date and subject to the terms and conditions of this Agreement, Spero, on behalf of itself and its Affiliates, hereby grants to GSK (a) an exclusive (even as to Spero and its Affiliates, but subject to (i) the Spero Retained Rights, (ii) solely with respect to the Meiji Intellectual Property (excluding all [***]) and Meiji Regulatory Documentation, the non-exclusive and sublicensable license granted by Meiji to [***] under the [***], and (iii) all rights retained by [***] with respect to the [***]), royalty-bearing, sublicensable (in accordance with Section 2.3(a)), transferable (in accordance with Section 14.2) right and license under the Spero Intellectual Property, the Spero Regulatory Documentation, the Meiji Regulatory Documentation and the Product Trademarks to research, Develop, Manufacture (including to have Manufactured) and Commercialize the Compound and any Products in the Field in the GSK Territory; (b) an exclusive (even as to Spero and its Affiliates, but subject to the Spero Retained Rights), non-royalty-bearing, sublicensable (in accordance with Section 2.3(a)), transferable (in accordance with Section 14.2) right and license under the Spero Intellectual Property (excluding, for purposes of this subclause 2.1(b), any Meiji Know-How or Meiji Patents)

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and Spero Regulatory Documentation to Develop and Manufacture (including to have Manufactured) the Compound and any Products in the Excluded Territory solely for the purpose of furthering the Development, Manufacture and Commercialization of the Compound and any Products in the Field in the GSK Territory; and (c) a non-exclusive, non-royalty-bearing, sublicensable (in accordance with Section 2.3(a)), transferable (in accordance with Section 14.2) right and license under the Meiji Intellectual Property and Meiji Regulatory Documentation to Develop and Manufacture (including to have Manufactured) the Compound and any Products in the Excluded Territory solely for the purpose of furthering the Development, Manufacture and Commercialization of the Compound and any Products in the Field in the GSK Territory. For clarity, the foregoing license in clause (a) above includes the right to use, cross-reference, file or incorporate by reference any information, data and Know-How included or incorporated in the Spero Regulatory Documentation or Meiji Regulatory Documentation to support any regulatory filings in the GSK Territory relating to the Compound or any Product or in the Development, Manufacture and Commercialization of the Compound and any Products in the GSK Territory. Without limiting the foregoing, GSK hereby agrees to Commercialize any Product solely in the GSK Territory and shall not, and shall not permit its Affiliates, Sublicensees or distributors to, distribute, market, promote, offer for sale or sell any Product (1) to any Third Party outside the GSK Territory, or (2) to any Third Party inside the GSK Territory that GSK, or its Affiliates, Sublicensees or distributors, as applicable, knows is reasonably likely to distribute, market, promote, offer for sale or sell such Product outside the GSK Territory.

2.2 License Grant to Spero. On the Effective Date and subject to the terms and conditions of this Agreement, GSK, on behalf of itself and its Affiliates, hereby grants to Spero (a) an exclusive (even as to GSK and its Affiliates, subject to the GSK Retained Rights), royalty-free, sublicensable (in accordance with Section 2.3(b)), non-transferable right and license under the GSK Licensed Intellectual Property and GSK Regulatory Documentation for Meiji (as Spero’s sole permitted sublicensee) to research, Develop, Manufacture (including to have Manufactured) and Commercialize the Compound and any Products in the Field in the Excluded Territory, and (b) a non-exclusive (subject to Section 2.11), royalty-free, sublicensable (in accordance with Section 2.3(b)), non-transferable right and license under the GSK Licensed Intellectual Property for Meiji (as Spero’s sole permitted sublicensee) to Develop and Manufacture (including to have Manufactured) the Compound and any Products in the GSK Territory solely for the purpose of furthering the Development and Commercialization of the Compound and any Products by Meiji in the Field in the Excluded Territory. For clarity, subject to Section 2.11, the foregoing license includes the right to use, cross-reference, file or incorporate by reference any information and data within the GSK Regulatory Documentation to support any regulatory filings by Meiji in the Excluded Territory relating to the Compound or any Product. Notwithstanding anything herein to the contrary, the rights and licenses granted to Spero for Meiji (as Spero’s sole permitted sublicensee) pursuant to this Section 2.2 shall automatically terminate and be of no further force and effect upon the termination of the Meiji License, unless terminated by Meiji for Spero’s material breach or bankruptcy, or by Spero for convenience, without any further action on behalf of the Parties.

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2.3 Sublicensing.

(a) By GSK. GSK shall have the right to grant sublicenses (including the right to grant further sublicenses through multiple tiers), in whole or in part, under the licenses granted in Section 2.1 to its Affiliates and any Third Party; provided that (i) each such sublicense will be in writing and shall require the applicable Affiliate or Sublicensee to comply with all applicable terms and conditions of this Agreement, including obligations of confidentiality, non-disclosure and non-use of Confidential Information, and allocation of intellectual property rights that are at least as restrictive or protective of Confidential Information and intellectual property rights (including with respect to all Arising Intellectual Property) as set forth in this Agreement; (ii) the grant of any sublicense by GSK shall not relieve GSK from any of its obligations pursuant to this Agreement, (iii) GSK shall remain primarily liable to Spero for the performance of all of GSK’s obligations under this Agreement, and (iv) GSK shall notify Spero of the identity of any Third Party Sublicensee that receives a sublicense and the territory in which it will grant such sublicense in advance to entering into any such sublicense agreement.

(b) By Spero. Spero shall have the right to grant sublicenses (including the right to grant further sublicenses through multiple tiers), in whole or in part, under the licenses granted in Section 2.2 to Meiji; provided that (i) each such sublicense will be in writing and shall require the applicable sublicensee to comply with all applicable terms and conditions of this Agreement, including obligations of confidentiality, non-disclosure and non-use of Confidential Information, and allocation of intellectual property rights that are at least as restrictive or protective of Confidential Information or intellectual property rights (including with respect to Arising Intellectual Property) as set forth in this Agreement; (ii) the grant of any sublicense by Spero to Meiji shall not relieve Spero from any of its obligations pursuant to this Agreement, and (iii) Spero shall remain primarily liable to GSK for the performance of all of Spero’s obligations under this Agreement. Notwithstanding anything herein to the contrary, the rights granted to Spero pursuant to this Section 2.3(b) shall terminate and be of no further force and effect upon the termination of the Meiji License, unless terminated by Meiji for Spero’s material breach or bankruptcy, or by Spero for convenience, without any further action on behalf of the Parties.

2.4 Retained Rights.

(a) Spero Retained Rights. Notwithstanding the licenses granted by Spero to GSK under Section 2.1, Spero shall retain the right (i) under the Spero Intellectual Property and Spero Regulatory Documentation (A) subject to Section 2.11, to research, Develop, Manufacture (including to have Manufactured) and Commercialize the Compound and any Product in the Field in the Excluded Territory; (B) subject to Section 2.11, to grant Meiji the right to Develop and Manufacture (including to have Manufactured) the Compound and any Product in the GSK Territory solely for the purpose of furthering Development, Manufacturing and Commercialization of the Compound or any Product in the Field in the Excluded Territory; and (C) to conduct all Development activities set forth in the Development Plan; and (ii) under the Meiji Intellectual Property, Meiji Regulatory

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Documentation and [***] retained by Meiji under the Meiji License to Develop and Manufacture (including to have Manufactured) the Compound and the Product in the GSK Territory solely for the purpose of furthering Development, Manufacturing and Commercialization thereof in the Field in the Excluded Territory (collectively (i) and (ii) being, the “Spero Retained Rights”). Without limiting the foregoing, Spero hereby agrees to Commercialize the Compound and any Products solely in the Excluded Territory and shall not, and shall not permit its Affiliates, sublicensees or its or their distributors to, distribute, market, promote, offer for sale or sell any Product (1) to any Third Party outside the Excluded Territory, or (2) to any Third Party inside the Excluded Territory that Spero, or its Affiliates, sublicensees or its or their distributors, as applicable, knows is reasonably likely to distribute, market, promote, offer for sale or sell the Compound or any Product outside the Excluded Territory. Notwithstanding the Spero Retained Rights, if Meiji desires to conduct any Clinical Trial of any Product in the GSK Territory by exercising the Spero Retained Rights, Spero shall provide GSK with an advance notice via the Alliance Manager.

(b) GSK Retained Rights. Notwithstanding the licenses granted by GSK to Spero under Section 2.2, GSK retains the right under the Arising Intellectual Property (including the GSK Licensed Intellectual Property) for itself, its Affiliates, its Sublicensees and its Third Party subcontractors to Develop, Manufacture and have Manufactured the Compound and any Products in the Excluded Territory solely for purposes of (i) Developing the Compound and any Products for purposes of obtaining Regulatory Approval of such Products in the GSK Territory, or (ii) Commercializing such Products in the GSK Territory (collectively, the “GSK Retained Rights”). Notwithstanding the GSK Retained Rights, if GSK (including its Affiliates and Sublicenses) desires to conduct any Clinical Trial of any Product in the Excluded Territory by exercising the GSK Retained Rights or the licenses granted to GSK pursuant to Section 2.1(b), GSK shall provide Spero with an advance notice via the Alliance Manager.

2.5 Technology Transfer. During the period beginning on the Effective Date until the date that is [***] days following the Completion of the Required Studies (or such later date as is set out in Schedule 2.5 (the “Technology Transfer Period”), the Parties shall complete their respective activities under the Technology Transfer Plan, including Spero’s transfer to GSK of such Know-How and materials, as set out in Schedule 2.5; provided that either Party may propose amendments to the Technology Transfer Plan at any time during the Technology Transfer Period by delivering a notice to the other Party for review and discussion; provided, further, that the Technology Transfer Plan may only be amended by mutual agreement of the Parties. In furtherance of the foregoing, within [***] Business Days following the Effective Date, the Parties will establish a technology transfer committee comprised of representatives of each Party (which representatives may be replaced by the appointing Party at any time upon giving notice to the other Party) (the “Technology Transfer Committee”) to oversee and coordinate the implementation of the Technology Transfer Plan. For clarity, the Technology Transfer Committee will have no responsibility or decision-making authority except as expressly provided in this Section 2.5 or otherwise expressly agreed by the Parties in writing. Subject to the terms of this

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Agreement (including the Technology Transfer Plan), (i) during the [***] month period following the Effective Date, Spero will deliver to GSK (or its designee), at Spero’s reasonable cost and expense, all such Know-How and materials set forth in Schedule 2.5 as were in existence as of the Effective Date (including but not limited to, information and copies of documents related to the Compound or any Product (including CMC data and information and all non-clinical studies and Clinical Trial data and results)), (ii) no later than [***] days following the Completion of the Required Studies, Spero shall provide to GSK (or its designee) a copy of all such Know-How and materials set forth in Schedule 2.5 as were generated in the period between the Effective Date and the date of Completion of the Required Studies (including but not limited to Clinical Trial data and results from such Required Studies in accordance with the Technology Transfer Plan), save that following the completion of any individual phase(s) of the Required Studies, Spero shall provide GSK with copies of all relevant Clinical Trial data and results from any such individual phase(s) as soon as possible following the relevant completion date. (iii) Spero shall use Commercially Reasonable Efforts to ensure that all information, documentation, data and materials to be provided to GSK in accordance with this Section 2.5 and the Technology Transfer Plan shall be provided in a format that is well-structured and well-indexed and that all relevant documents and files are clearly labelled, and (iv) Spero shall make available to GSK qualified Spero Personnel having the necessary skill, expertise and experience to accomplish the activities set forth in such Technology Transfer Plan and to answer any questions or provide instruction as reasonably requested by GSK during the Technology Transfer Period. The Spero Human Biological Samples will not be delivered to GSK. GSK will have the right to request, at GSK’s direction, that Spero conduct analysis of the Spero Human Biological Samples and provide GSK (or its designee) with any data, results and reports associated with such analysis. If GSK identifies items that were not included in the original Technology Transfer Plan but are useful or necessary to research, Develop, Manufacture or Commercialize the Compound and any Product in the Field in the GSK Territory, Spero will use Commercially Reasonable Efforts to deliver to GSK, or provide GSK with access to, such items. Spero shall use Commercially Reasonable Efforts to ensure that all data, results and other information provided by Spero to GSK pursuant to this Section 2.5 and the Technology Transfer Plan is true and accurate and was generated in accordance with the Data Integrity Practices set forth in Schedule 4.11(b).

2.6 Retained Rights; No Implied Licenses. No right or license is granted to either Party hereunder by implication, estoppel, or otherwise to any Know-How, Patents, Regulatory Documentation or other intellectual property right owned or otherwise Controlled by the other Party or its Affiliates, except as expressly set forth in this Agreement. GSK will not practice or otherwise exploit the Spero Intellectual Property outside the scope of the license grant to GSK under Section 2.1 or otherwise in violation of this Agreement, including, except as expressly permitted under this Agreement, GSK, its Affiliates and its Sublicensees will not Develop, Manufacture and Commercialize the Compound or any Products outside of the GSK Territory. All rights in and to Spero Intellectual Property and Spero Regulatory Documentation owned or otherwise Controlled by Spero or its Affiliates not expressly licensed or otherwise granted to GSK under this Agreement are hereby retained by Spero (or its Affiliates, as applicable). Spero and its Affiliates will not practice

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or otherwise exploit the GSK Licensed Intellectual Property or use or reference the GSK Regulatory Documentation outside the scope of the licenses grant to Spero and its Affiliates under Section 2.2 or otherwise in violation of this Agreement, including, except as expressly permitted under this Agreement, Spero, its Affiliates and its sublicensees will not Develop, Manufacture and Commercialize the Compound or any Products outside of the Excluded Territory. All rights in and to the GSK Licensed Intellectual Property and any other Know-How, Patents or other intellectual property rights owned or otherwise controlled by GSK or its Affiliates not expressly licensed or otherwise granted to Spero under this Agreement are hereby retained by GSK (or its Affiliates, as applicable).

2.7 Combination Products. Notwithstanding any other provision of this Agreement, for purposes of the license grants under Section 2.1 and Section 2.2, with respect to any Product that is a Combination Product, such license will only include a license with respect to the Compound component of such Combination Product and not any Other Component Controlled by the Party granting such license or any of its Affiliates.

2.8 Exclusivity.

(a) Exclusivity. Subject to Sections 2.8(b) and 2.8(c) and to the applicable Spero Retained Rights, from the Effective Date until the expiration of the last to expire Royalty Term (the “Exclusivity Term”), Spero shall not, and shall cause its Affiliates not to (i) alone or with any Affiliates or Third Parties, Develop, Manufacture or Commercialize any other oral carbapenem in any Indication or an oral antibiotic for treatment of cUTI (a “Competing Product”), or (ii) enter into an agreement or other arrangement with any Third Party pursuant to which Spero or one of its Affiliates grants such Third Party any license or other rights to Develop, Manufacture or Commercialize a Competing Product; provided that the foregoing restrictions shall not apply to Spero’s or any of its Affiliates’ exercise of its rights and performance of its obligations under and in accordance with this Agreement.

(b) Change of Control Exception.

(i) Notification of Change of Control. Spero shall provide GSK with written notice of any Change of Control of Spero promptly, but no later than [***] Business Days following the earlier of the first public written announcement of such Change of Control or the execution of a definitive agreement relating to such Change of Control (or, if not prohibited under applicable Law or by the terms of any written agreement between Spero and the Acquirer, any earlier date prior to the first public announcement of, or execution of a definitive agreement pertaining to such Change of Control) which notice shall describe in reasonable detail the nature of the transaction and the identity of the Acquirer.

(ii) Operational Separation. Notwithstanding Section 2.8(a), in the event that, during the Exclusivity Term, a Change of Control occurs with respect to Spero or any of its Affiliates, and the Acquirer or any of such Acquirer’s Affiliates, immediately prior to such Change of Control, owns or has any license or other right to any Competing Product that would otherwise violate Section 2.8(a), then such Acquirer and any of such Acquirer’s

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Affiliates (but excluding, Spero and its Affiliates immediately prior to such Change of Control) will not be prohibited from Developing, Manufacturing or Commercializing, as applicable, such Competing Product; provided that:

(A) such Acquirer and any such Affiliates do not use or have access to any Confidential Information of either Party with respect to activities under this Agreement (including any Spero Intellectual Property, Arising Intellectual Property or any other data or information generated under this Agreement), or any plans or information relating to the Required Studies; and

(B) such Acquirer and any such Affiliates institute appropriate technical and administrative firewall procedures to ensure the requirements set forth in the foregoing clause (b)(i) are met, including by (1) separating the Personnel conducting activities that are specific to any Competing Product and the Personnel teams conducting activities that are specific to the Development, Manufacture and Commercialization activities with respect to the Compound or any Product, (2) the maintenance of separate lab notebooks and records and separate Personnel working on each of the activities under this Agreement with respect to the Compound or any Product and the activities with respect to such Competing Product, and (3) ensuring that Personnel of such Acquirer and any such Affiliates do not use or have access to any Confidential Information of either Party with respect to activities under this Agreement (including any Spero Intellectual Property, the Arising Intellectual Property or any other data or information generated under this Agreement), or any plans or information relating to the Required Studies (except that management Personnel may review and evaluate plans and information solely to the extent necessary for portfolio decision-making).

(iii) March In Rights. GSK will have the right, upon written notice to Spero, no later than [***] days from the date that GSK receives such notice of the closing or effectiveness of such Change of Control of Spero, to take over the conduct of all, or a designated portion (at GSK’s sole discretion) of any of the remaining Development activities to be conducted by or on behalf of Spero pursuant to the Development Plan (outside the authority of the JDC), at GSK’s own cost and expense. In such event, [***] would become due and payable following the date GSK provides notice of its intent to assume such obligations as set forth in this Section 2.8(b).

(c) Acquired Business Exception. Notwithstanding Section 2.8(a), in the event that, during the Exclusivity Term, Spero or any of its Affiliates acquires any assets or business, whether accomplished by way of merger, business combination, asset purchase, stock purchase. license or otherwise (an “Acquired Business”), and such Acquired Business, immediately prior to such acquisition, owns, has or includes any license or other right to any Competing Product that would otherwise violate Section 2.8(a), then Spero will (i)

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notify GSK of, as applicable, such Competing Product in writing no later than [***] days after the consummation of such acquisition; and (ii) perform one of the following acts (and specify which of the following it will perform in the notice provided pursuant to subsection (c)(i) above, which decision will be final and binding on Spero and its Affiliates), and in the case of all acts specified under the clauses below, except Section 2.8(c)(ii), Spero and its Affiliates also will comply will the requirements specified in subsections (A) and (B) of Section 2.8(b)(ii):

(i) Spero may elect to terminate [***], as applicable, such Competing Product, in which case Spero and its Affiliates will, subject to applicable Law, cease the [***], as applicable, such Competing Product as soon as reasonably practicable and in any event within [***] days after the consummation of the acquisition of the Acquired Business, giving due consideration to ethical concerns and requirements under Law and any agreements with Third Parties and notify GSK in writing of such completed termination; or

(ii) Spero may elect to divest itself (or cause its Affiliates to divest itself) of the Competing Product and notify GSK in writing of such completed divestiture, provided that such divestiture is completed within [***] days after the consummation of the acquisition of the Acquired Business.

2.9 Non-Competing Product.

(a) Non-Competing Product. Subject to Section 2.9(b), from the Effective Date until the [***] anniversary of the date of the First Commercial Sale of the first Product in the United States, GSK, and its Affiliates and Sublicensees shall not (a) [***] in the GSK Territory [***] other than the Compound and any Product pursuant to this Agreement, and (b) [***] in the GSK Territory other than the Compound and any Product pursuant to this Agreement. Further, other than in the exercise of any rights acquired by GSK pursuant to Section 2.11 (i.e., the Development, Manufacture or Commercialization of the Compound or any Product in such country or countries in the Excluded Territory that are the subject of a GSK Territory Amendment), in Japan and any country in the Excluded Territory which is not the subject of a GSK Territory Amendment where Meiji Commercializes Orapenem, GSK and its Affiliates and Sublicensees shall not [***].

(b) Acquired Business Exception. Notwithstanding Section 2.9(a), in the event that GSK or any of its Affiliates or Sublicensees acquires an Acquired Business and such Acquired Business, immediately prior to such acquisition, owns, has or includes any license or other right to [***] that would otherwise violate Section 2.9(a) (an “Acquired Product”), then such Acquired Business (whether as a subsidiary or division of GSK or any of its Affiliates or Sublicensees) will not be prohibited from [***], as applicable, such Acquired Product; provided that (i) such Acquired Business (whether as a subsidiary or division of GSK or any of its Affiliates or Sublicensees) does not use or have access to any Confidential Information of either Party with respect to activities under this Agreement (including any Spero Intellectual Property, Arising Intellectual Property, or any other data

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or information generated under this Agreement), or any plans or information relating to the Required Studies; and (ii) GSK and any such Affiliates or Sublicensees institute appropriate technical and administrative firewall procedures to ensure that the requirements set forth in the foregoing clause (b)(i) are met, including by (A) ensuring that the Personnel conducting activities that are specific to any Acquired Product and the Personnel conducting activities that are specific to the [***] of the Compound or any Product are separate and distinct (except that management Personnel may review and evaluate plans and information to the extent necessary for portfolio decision-making), (B) maintaining separate lab notebooks and records and separate Personnel working on each of the activities under this Agreement with respect to the Compound or any Product and the activities with respect to such Acquired Product, and (C) ensuring that Personnel of such Acquired Business do not use or have access to any Confidential Information of either Party with respect to activities under this Agreement (including any Spero Intellectual Property, Arising Intellectual Property or any other data or information generated under this Agreement), or any plans or information relating to the Required Studies (except that management Personnel may review and evaluate plans and information solely to the extent necessary for portfolio decision-making).

2.10 Third Party In-Licenses Payments.

(a) Spero will be responsible for all payments associated with any agreements related to the Spero Intellectual Property that exist as of the Effective Date, including all payments associated with any sublicense granted thereunder to GSK.

(b) During the Term, prior to Spero (or any of its Affiliates) entering into any agreement with a Third Party pursuant to which Spero (or its Affiliate) would in-license any Know-How or Patents that would, but for requirements of Section 1.40(b), be deemed to be Spero Intellectual Property (such agreement, if entered into by Spero or its Affiliate, an “Spero Third Party Agreement”), Spero will provide written notice to GSK of Spero’s (or its Affiliate’s) intent to enter into such proposed Spero Third Party Agreement, along with reasonably detailed information regarding the proposed financial terms, as well as any other material terms applicable to sublicensees, under such proposed Spero Third Party Agreement and the relevant Know-How or Patents owned or otherwise controlled by such Third Party that are proposed to be included as Spero Intellectual Property if GSK elects to take a sublicense with respect to such proposed Spero Third Party Agreement pursuant to Section 2.10(d).

(c) Prior to Spero executing any such proposed Spero Third Party Agreement, the Parties shall confer to discuss whether it is in best interest of the Parties, in respect of their respective rights to Develop, Manufacture and Commercialize the Compound and the Products in their respective Territories, in accordance with this Agreement, for Spero (or its Affiliate) to enter into such proposed Spero Third Party Agreement. Spero (or its Affiliate) shall use Commercially Reasonable Efforts to obtain sublicensable rights or licenses under the relevant Know-How or Patents pursuant to such Spero Third Party Agreement on terms substantially consistent with the rights and licenses granted to GSK

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under the Spero Intellectual Property pursuant to Section 2.1 (but, in all cases, in any manner where the financial terms of such proposed Spero Third Party Agreement do not disproportionately disadvantage the Compound or any Product vis-à-vis any other compound or product under such proposed Spero Third Party Agreement); provided that, prior to Spero executing any such Spero Third Party Agreement, the Parties shall, acting reasonably and in good faith, negotiate and mutually agree on GSK’s pro rata share of any payment obligations under such Spero Third Party Agreement that would be applicable to GSK as a sublicensee in the event that GSK elects to take a sublicense under such Spero Third Party Agreement pursuant to Section 2.10(d).

(d) If Spero (or its Affiliate) is successful in obtaining such sublicensable rights or licenses under such Spero Third Party Agreement, GSK shall have the right, by delivery of notice to Spero, to elect to take a sublicense under such relevant Know-How or Patents in-licensed by Spero (or its Affiliate) under such Spero Third Party Agreement, in which case GSK agrees to comply, and will cause its Affiliates and Sublicensees to comply, with any applicable obligations under such Third Party in-licensing agreement that apply to GSK (or its Affiliates or Sublicensees) as sublicensees thereunder and of which GSK was informed by Spero in writing prior to such election by GSK pursuant to this Section 2.10(d), including any obligation to make GSK’s pro rata share of such payments as mutually agreed by the Parties pursuant to Section 2.10(c): provided GSK shall have the right to deduct any portion of such payments from the royalties due to Spero in accordance with Section 6.5(d)), subject to the provisions of Section 6.5(d)) and the payment terms set forth in Section 6.7.

2.11 Option to Adjust the GSK Territory.

(a) Acknowledgment. The Parties acknowledge that, as of the Effective Date, pursuant to Section 2.2.1 and Section 2.2.2 of the Meiji License, Meiji has certain rights under the Spero Intellectual Property (excluding, for purposes of this Section 2.11, any Meiji Intellectual Property included therein) and the Spero Regulatory Documentation, to, among other things, Develop, Manufacture and Commercialize the Compound and any Product in the Field in the Excluded Territory.

(b) Meiji Forfeiture Event. If at any time during the Term of this Agreement, (i) the Meiji License is terminated in full and the licenses granted to Meiji under the Spero Intellectual Property and Spero Regulatory Documentation are terminated, (ii) the Meiji License is terminated with respect to any Spero New Formulation Product, or (iii) Meiji, with respect to any Spero New Formulation Product, (x) fails to provide written notice to Spero in accordance with Section 3.4(ii) of the Meiji License of its intention to progress the Development, Manufacture or Commercialization of such Spero New Formulation Product (whether in its entirety or in one or more countries in the Meiji Territory (as defined in the Meiji License)), (y) forfeits any rights with respect to such Spero New Formulation Product pursuant to Section 3.4(i) of the Meiji License (whether in its entirety or in one or more countries in the Meiji Territory), or (z) following the provision of written notice pursuant to Section 3.4(ii) of the Meiji License (a copy of which notice shall be provided

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to GSK within [***] Business Days of receipt by Spero), of its intention to progress the Development, Manufacture or Commercialization of such Spero New Formulation Product (whether in its entirety or in one or more countries in the Meiji Territory), Meiji thereafter fails to use Commercially Reasonable Efforts to Develop and Commercialize such Spero New Formulation Product in any of the countries in the Meiji Territory designated in such notice, and such failure persists for a period of [***] or more days (each of the foregoing clause (i), (ii), and (iii) a “Meiji Forfeiture Event”), Spero shall give prompt written notice thereof to GSK (and in any event within [***] Business Days) (such notice, a “Meiji Forfeiture Notice”). Each Meiji Forfeiture Notice shall describe the applicable Meiji Forfeiture Event in reasonable detail, and identify the rights forfeited by Meiji under the Meiji License with respect to the Spero Intellectual Property and Spero Regulatory Documentation (whether in its entirety or with respect to a particular Spero New Formulation Product in one or more countries in the Meiji Territory).

(c) Option to Adjust. GSK shall have [***] days following the receipt of the applicable Meiji Forfeiture Notice by GSK to provide written notice to Spero (an “Adjustment Notice”) that GSK wishes to expand the GSK Territory to include such country or countries in the Meiji Territory where such rights were forfeited, effective upon the execution and delivery by the Parties of an amendment to this Agreement (a “GSK Territory Amendment”) pursuant to which (i) GSK may agree to make one or more mutually agreed payments to Spero and (ii) if applicable (as mutually agreed to by the Parties), GSK may agree to certain diligence obligations with respect to obtaining Regulatory Approval of and Commercializing at least [***] Product in such country or countries in the Meiji Territory where such rights were forfeited by Meiji. If such GSK Territory Amendment is executed and delivered within such [***]-day period (or such longer period that the Parties are actively negotiating such payment(s) and, if applicable, diligence obligations) then, upon such execution and delivery of such GSK Territory Amendment, the GSK Territory shall be expanded to include such country or countries in the Meiji Territory where such rights were forfeited and which are the subject of such GSK Territory Amendment.

(d) Other Adjustments. Notwithstanding anything herein to the contrary, effective as of the occurrence of any Meiji Forfeiture Event, all rights and licenses granted by GSK to Spero pursuant to Section 2.2 with respect to Meiji’s Development, Manufacture and Commercialization of the Compounds or any Products shall be automatically forfeited (either in their entirety or with respect to the particular Spero New Formulation Product that is the subject of such Meiji Forfeiture Event, and/or in such country or countries in the Meiji Territory where such rights were forfeited).

Article 3
GOVERNANCE

3.1 Alliance Managers. Promptly following the Effective Date, each Party shall appoint, by delivery of notice to the other Party, a Person who shall serve as the primary contact point between the Parties for the purpose of providing each Party with information regarding the other Parties’ activities pursuant to this Agreement (each such person, an “Alliance

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Manager”). Each Party may replace their Alliance Manager at any time by written notice to the other Party.

3.2 Joint Development Committee.

(a) Establishment of the JDC. Within [***] days of the Effective Date, the Parties shall establish a joint development committee (the “Joint Development Committee” or the “JDC”), to oversee the implementation of the Development Plan. The JDC shall have and perform the responsibilities set forth in this Article 3; provided that the JDC shall in no event have any authority to amend this Agreement (including the Development Plan). Unless otherwise agreed by the Parties, the term for the JDC shall commence as of the date upon which it is established and continue until the earlier of (i) the termination of this Agreement, or (ii) the date that is [***] year following the Completion of the Required Studies. From and after the expiration of the term of the JDC as described in the foregoing sentence, this Article 3 shall have no further force or effect, except for Section 3.1, which will continue in accordance with its terms.

(b) Composition. The JDC will be comprised of up to [***] named representatives of each Party (in addition to each Party’s respective Alliance Manager), as determined by the Parties, provided that the Parties will have an equal number of representatives on the JDC at all times. The JDC will be led by [***] co-chairs, [***] appointed by each Party. Each Party may replace one or more of its representatives effective upon written notice to the other Party’s Alliance Manager.

(c) Function and Powers of the JDC. The JDC will:

(i) provide input and advise on the Development Plan (including making recommendations with respect to the remediation of any issues that arise in the conduct of the Development activities by Spero pursuant thereto);

(ii) oversee the implementation, progress under, and execution of the Development Plan (including the transition of any Development activities to be conducted by GSK pursuant to the Development Plan if GSK exercises the rights set forth in Section 2.8(b)(iii));

(iii) review the results of the activities being carried out under the Development Plan, including any results or reports delivered by Spero with respect to the Required Studies pursuant to Section 4.1(c);

(iv) review, discuss and oversee the exchange of Adverse Event and other safety related information (e.g., serious Adverse Events, emerging safety issues) between the Parties prior to the effectiveness of the Pharmacovigilance Agreement;

(v) review and discuss potential amendments to the then-current Development Plan, including any modifications that are required as a result of any request or requirement

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of the FDA; provided that any amendment to the then-current Development Plan shall be effected by the Parties;

(vi) review and discuss the performance of Interim Analysis, and any modifications that are required to the then-current Development Plan as a result of such Interim Analysis; provided that any amendment to the then-current Development Plan shall be effected by the Parties;

(vii) establish subcommittees, direct and oversee any operating subcommittee on all significant issues, and resolve disputed matters that may arise at the subcommittees; and

(viii) perform any and all tasks and responsibilities that are expressly attributed to the JDC under this Agreement or as otherwise agreed by the Parties in writing.

(d) Meetings. Until the Completion of the Required Studies, unless otherwise mutually agreed between the Parties, the JDC will meet at least once per Calendar Quarter. The JDC may conduct such meetings by telephone, videoconference, or in person as determined by the co-chairs. The co-chairs, through the Alliance Managers, will agree upon and arrange the date of the meeting and each co-chair will ensure that its JDC members receive adequate notice of such meetings. The co-chairs, through the Alliance Managers, shall circulate an agenda for the meeting at least [***] Business Days prior to the agreed date for the meeting. Copies of information and materials to be discussed at a meeting shall be circulated by each Party at least [***] hours prior to each JDC meeting where reasonably possible. Each Party may call special meetings of the JDC with at least [***] Business Days’ prior written notice, or on shorter notice in exigent circumstances, to resolve particular matters requested by such Party within the decision-making responsibility of the JDC (including, if applicable, to review any Adverse Event or serious Adverse Event). Meetings of the JDC are effective only if at least [***] of each Party participates in such meeting. Each Party may invite a reasonable number of participants, in addition to its representatives, to attend JDC meetings in a non-voting capacity; provided that if either Party intends to have any Third Party (including any consultant) attend such a meeting, such Party shall provide prior written notice to the other Party. Such Party shall ensure that such Third Party is bound by confidentiality and nonuse obligations consistent with the terms of this Agreement. Each Party is responsible for its own expenses incurred in connection with participating in and attending all such meetings.

(e) Minutes. The Alliance Managers shall alternate, on a meeting-by-meeting basis, having responsibility for preparing, circulating and finalizing minutes from each JDC meeting. Minutes shall be circulated to each Party within [***] Business Days after each meeting of the JDC, setting forth, inter alia, an overview of the discussions at the meeting and a list of any actions and decisions approved by the JDC and a list of any issues. Such minutes shall be effective only after approved by both Parties in writing. With the sole exception of specific items of the meeting minutes to which the members cannot agree and that may not be resolved as provided in Section 3.2(g), definitive minutes of all JDC meetings shall be finalized no later than [***] Business Days after the meeting to which

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the minutes pertain. If, at any time during the preparation and finalization of the JDC minutes, the Parties do not agree on any issue with respect to the minutes, such issue shall be resolved by the escalation process set forth in Section 3.2(g). The decision resulting from the escalation process shall be recorded by the responsible Alliance Manager in amended finalized minutes for such meeting.

(f) Subcommittees. The JDC may establish and disband subcommittees as deemed necessary by the JDC. Each such subcommittee will consist of representatives designated by each Party, which number shall be mutually agreed by the Parties. Each Party may change its representatives on written notice to the other Party or send a substitute representative to any subcommittee meeting. Each Party’s representatives and any substitute for a representative shall be bound by confidentiality and non-use obligations consistent with the terms of this Agreement. Except as expressly provided in this Agreement, no subcommittee has the authority to bind the Parties hereunder and each subcommittee will report and be subordinate to the JDC. Each Party is responsible for its own expenses incurred in connection with participating in and attending all such meetings. If a dispute arises that cannot be resolved by a subcommittee, the co-chair of either Party may refer such dispute to the JDC for resolution.

(g) Decisions.

(i) Disputed Matters. The JDC will act by consensus, with the representatives of each Party having, collectively, [***] on behalf of that Party. If the JDC cannot reach consensus or a dispute arises that cannot be resolved within the JDC, such dispute will be referred to the Executive Officers for resolution. If consensus cannot be reached by the Executive Officers within [***] Business Days after referral to the Executive Officers by the JDC, then, subject to Section 3.2(g)(ii), such matter shall be resolved pursuant to Article 13 except as specifically set forth herein.

(ii) Notwithstanding Section 3.2(g)(i):

A. GSK will have final decision-making authority with respect to (1) any issues arising out of or relating to the Required Studies; provided, however, that, if a decision would have a material impact on the cost of the Required Studies or the level of Spero resources for the Required Studies (excluding any revisions to the Development Plan following Interim Analysis to [***]), then such decision shall require the mutual agreement of the Parties, (2) subject to the foregoing clause (1), all matters related to the Development of the Compound or any Product in the Field for the GSK Territory, (3) the performance of Interim Analysis and any revisions to the Development Plan as a result of such Interim Analysis, and (4) all matters related to the Manufacture and Commercialization of the Compound or any Product in the Field for the GSK Territory that are not specifically reserved to Spero pursuant to Section 3.2(g)(ii)B; and

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B. Spero will have final decision-making authority with respect to (1) all matters related to the Development of the Compound or any Product to the extent solely related to the Development of such Compound or Product for the Excluded Territory, (2) all matters related to the Manufacture and Commercialization of the Compound or any Product in the Field to the extent solely related to the Commercialization of such Product in the Excluded Territory and (3) all matters related to the Clinical Manufacture of the Compound or any Product by or on behalf of Spero pursuant to Section 4.2(a) in the Field for use in the GSK Territory.

3.3 Authority. The Alliance Managers, the JDC and each committee, subcommittee or working group shall have only the powers assigned expressly to them in this Article 3 and elsewhere in this Agreement (or in the case of committees, subcommittees or working groups, as expressly assigned to them by the JDC). Each Party retains the rights, powers, and discretion granted to it under this Agreement and neither Party may delegate or vest such rights, powers, or discretion in the Alliance Manager, the JDC, or any committee or subcommittee, unless expressly provided for in this Agreement or the Parties expressly so agree in writing. The JDC shall not have the power to amend, waive or modify any term of this Agreement (including the Development Plan), and no decision of the JDC shall be in contravention of any terms and conditions of this Agreement. It is understood and agreed that issues to be formally decided by the JDC are limited to those specific issues that are expressly provided in this Agreement to be decided by the JDC.

Article 4
DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION OF PRODUCTS

4.1 Development.

(a) Development Plan.

(i) The initial Development Plan is attached hereto as Schedule 1.48, and sets forth the Development activities to be undertaken by or on behalf of Spero with respect to the Spero New Formulation Product in the Field in the GSK Territory. Prior to the Completion of the Required Studies, the Parties shall, on an as reasonably needed basis and through the JDC, review and discuss proposed amendments to the then-current Development Plan, including any modifications that are required as a result of any request or requirement of the FDA; provided, however, except as set forth in Section 4.1(a)(iv), that any proposed modification to the Development Plan (including, without limitation, any modification that would or could reasonably be expected to have a material impact on the cost to Spero of conducting the Required Studies or the level of Spero resources required to conduct the Required Studies in accordance with this Agreement and the then-current Development Plan) shall require the mutual agreement of the Parties. Spero shall make available to GSK all results, data, and information arising from the Development

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activities performed by Spero pursuant to the Development Plan in accordance with Section 4.1(c).

(ii) Subject to the terms and conditions of this Agreement, Spero (A) will be solely responsible, at its cost and expense, for the conduct of all Development activities set forth in the Development Plan, (B) will perform such Development activities in accordance with this Agreement and the Development Plan and (C) shall commit such resources (including all Personnel, facilities, equipment and materials) as are necessary to comply with such foregoing obligations.

(iii) GSK will provide input and advise on the Development Plan and oversee implementation of the Development Plan by Spero through the JDC.

(iv) Notwithstanding anything herein to the contrary, at any time prior to the Completion of the Required Phase III Study, in its sole discretion, GSK may request (via the JDC) that an independent Third Party conduct the Interim Analysis. Following the completion of the Interim Analysis, GSK may, in its sole discretion, provide Spero with written notice which instructs Spero to (x) [***] (such notice, which shall specify the [***], the “Continuation Notice”), (y) [***], or (z) [***]. If GSK provides a Continuation Notice to Spero following Interim Analysis, the Parties shall amend the then-current Development Plan to reflect such [***] as is set forth in the Continuation Notice, and any other modifications that are required as a result of any request or requirement of the FDA following such Interim Analysis. The Parties acknowledge and agree that the [***] is in consideration of any amendment or modification to the Development Plan as contemplated by this Section 4.1(a)(iv), and such amendment or modification shall not be deemed to have a material impact on the cost to Spero of conducting the Required Phase III Study or the level of Spero resources required to conduct the Required Phase III Study in accordance with this Agreement; further, any failure by Spero to continue the Required Phase III Study with [***] as contemplated by the Continuation Notice shall be deemed to be a material breach of this Agreement by Spero.

(b) GSK Development Activities. Except as set forth in this Section 4.1, and subject to the terms and conditions of this Agreement, including the Spero Retained Rights, GSK shall have the exclusive right, and sole responsibility and decision-making authority, to Develop the Compound and any Product in the Field in the GSK Territory and to conduct (either itself or through one or more Affiliates, Sublicensees or other Third Parties selected by GSK) all non-clinical studies and Clinical Trials that GSK believes appropriate to obtain Regulatory Approval for any Product in the Field in the GSK Territory, as well as any Clinical Trial (whether required or optional) commenced after Regulatory Approval.

(c) Ongoing Information Sharing. Prior to the Completion of the Required Studies, at each meeting of the JDC, Spero shall submit to the JDC and GSK (via the Alliance Managers) a high-level written report and presentation setting forth the Development activities performed by Spero in the GSK Territory since the previous meeting of the JDC, including (i) information regarding the status and progress of the Required Studies (such

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as engagement of clinical research organizations, site selection, and patient enrollment), and (ii) a summary of results, information and data generated by or on behalf of Spero under the Development Plan in the performance of the Required Studies. Notwithstanding the foregoing, at any time upon GSK’s request, and at a minimum, on a [***] basis until the completion of all Development activities set forth in the Development Plan by Spero, Spero shall make available to GSK all results, data, and information arising from the Development activities performed by or on behalf of Spero pursuant to the Development Plan with respect to the Spero New Formulation Product in the Field in the GSK Territory.

4.2 Manufacturing.

(a) Clinical Supply for Required Studies. Spero shall be responsible, at its own cost and expense, for the Clinical Manufacture (or shall otherwise obtain, either itself or with or through an Affiliate or a Third Party contract manufacturing organization or similar Third Party subcontractor (“CMO”)) of a sufficient quantity of the Product for the conduct of the Required Studies, and any other Clinical Trial or study commenced, with the prior mutual agreement of Spero, by GSK prior to the Completion of the Required Studies.

(b) Other Supply. Except as set forth in Section 4.2(a), GSK shall be responsible, at its own cost and expense, for the Clinical Manufacture and Commercial Manufacture (or shall otherwise obtain either itself or with or through an Affiliate or a CMO) of a sufficient quantity of the Product for the Development or Commercialization of the Compound and any Product in the GSK Territory.

4.3 Transition Plan. At a time reasonably requested by GSK, the Parties will develop a transition plan to transition all Development (other than the Development activities to be performed by Spero pursuant to the Development Plan) and Manufacturing responsibilities to GSK, including the transfer of all clinical/regulatory data arising out of or generated in the conduct of the Required Studies, all CMC data and information and any existing relationships of Spero with vendors or CMOs (the “Transition Plan”). Until the date that is [***] months following the later of (a) the Completion of the Required Studies, or (b) the completion of the activities set forth in the Transition Plan (the “Transition Period”), the Parties shall complete their respective activities under the Transition Plan at their own cost and expense unless otherwise agreed and set forth in the Transition Plan. Either Party may propose amendments to the Transition Plan by delivery of notice to the other Party for review and discussion; provided that the Transition Plan may only be amended by mutual agreement of the Parties.

4.4 Commercialization. Subject to the terms and conditions of this Agreement, GSK shall have the exclusive right, and sole responsibility and decision-making authority (either itself or through one or more Affiliates, Sublicensees or other Third Parties selected by GSK), in all matters relating to the Commercialization of the Compound and any Product in the GSK Territory. Without limiting the generality of the foregoing, GSK, at its sole expense, is solely responsible for and has full control over, all sales, marketing and other Commercialization activities for any Product in the GSK Territory, including sole

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responsibility for any decisions and negotiations with relevant Regulatory Authorities regarding price and reimbursement status of any Product in the GSK Territory and sole responsibility, at its sole expense, for any clinical study or Clinical Trial (whether required or optional) commenced after Regulatory Approval. GSK shall sell, distribute, and book all sales of all Products in the GSK Territory. Subject to its diligence obligations set forth in Section 4.7, GSK has the sole right, in its discretion, whether to launch a Product in any market in the GSK Territory.

4.5 Support in Development, Manufacturing and Commercialization. During the Transition Period and from time to time thereafter upon GSK’s reasonable request, Spero shall use Commercially Reasonable Efforts to (i) make Representatives who are knowledgeable regarding the Spero Intellectual Property, the Compound and any Product, including the properties and functions thereof, available to provide scientific and technical explanations and advice to GSK related to the Development, Manufacture or Commercialization of the Compound and any Product, such access shall be at mutually convenient times and may include teleconferences, email or face-to-face meetings, and (ii) provide such additional cooperation, information, assistance or services to GSK as may be reasonably necessary to enable GSK to conduct the Development, Manufacture or Commercialization of the Compound and any Product in the GSK Territory; provided that any Out-of-Pocket Costs incurred by Spero or its Representatives following the Transition Period under this Section 4.5 shall be borne by GSK and shall be due and payable within [***] days from the date on which GSK receives a Valid Invoice.

4.6 Inventory. Any quantities of Inventory to be transferred to GSK by Spero shall be set forth in the Technology Transition Plan. Any amounts of Inventory in addition to those set forth in the Technology Transition Plan shall be transferred to GSK on such terms and at a price to be negotiated between the Parties.

4.7 Diligence Obligations. Following Completion of the Required Studies, GSK shall use Commercially Reasonable Efforts (a) to pursue the Development of, (b) obtain Regulatory Approval of; and (c) after receiving Regulatory Approval, Commercialize, at least [***]in (i) [***], and (ii) at least [***] of either [***]. GSK shall have the exclusive right to determine, in its sole discretion, the launch strategy for the Products, subject to its exercise of Commercially Reasonable Efforts and the availability of any necessary Third Party licenses or other rights. Activities conducted by GSK’s Affiliates or any of their respective Sublicensees and subcontractors will be considered as GSK’s activities under this Agreement for purposes of determining whether GSK has complied with its obligation to use Commercially Reasonable Efforts.

4.8 Subcontracting.

(a) GSK (and its Affiliates and Sublicensees) may exercise any of its rights, or perform any of its obligations, under this Agreement (including any Development, Manufacture or Commercialization of the Compound or any Product in the Field in the GSK Territory or otherwise in the exercise of any of the rights or licenses granted to GSK under Section 2.1)

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

by subcontracting the exercise or performance of all or any portion of such rights and obligations on GSK’s (or such Affiliate’s or Sublicensee’s, as applicable) behalf to a Third Party subcontractor.

(b) Other than PSI CRO AG and Meiji (with respect to Clinical Manufacturing), and those subcontractors explicitly identified in Schedule 4.8(b) to this Agreement (each, an “Approved Subcontractor”), Spero shall not subcontract any of its obligations under this Agreement (including the performance of any Development activities pursuant to the Development Plan) to a Third Party without the prior written consent of GSK. Spero will not [***] without GSK’s written consent. Prior to the Completion of the Required Studies, the Parties may, on an as reasonably needed basis and through the JDC, review and discuss proposed amendments to the then-current Schedule 4.8(b) to add one or more Approved Subcontractors.

(c) Any permitted subcontract granted or entered into by a Party as contemplated by this Section 4.8 shall not relieve such Party from any of its obligations under this Agreement. The subcontracting Party shall be responsible for the acts and omissions of its (and its Affiliate’s or Sublicensee’s, as applicable) subcontractors in connection with their performance of any of obligations or exercise of any rights hereunder. Any agreement with a subcontractor to perform a Party’s obligations under this Agreement shall be consistent with such Party’s obligations under this Agreement, including confidentiality and non-use provisions which are no less stringent than those set forth in Article 8.

4.9 Trademarks. Subject to the terms and conditions herein, and notwithstanding the rights granted to GSK with respect to any Product Trademarks pursuant to Section 2.1, as between GSK and Spero, GSK shall have the sole authority to select Trademarks for any Product in the GSK Territory and shall, at its expense, own and be responsible for all such Trademarks. Notwithstanding anything to the contrary set forth herein, neither Spero nor GSK shall select or use any Trademark for any Product in their respective Territory (other than the Product Trademarks) that is identical or confusingly similar to a Trademark for any Product that is selected by the other Party.

4.10 Information Rights.

(a) Spero Reporting Obligations. Commencing on the Effective Date, and on a [***] basis thereafter, Spero shall provide GSK with a report (each, a “Development Report”) of its activities and progress that provides (i) a summary of any [***], (ii) [***], and (iii) [***] pursuant to this Section 4.10(a).

(b) GSK Reporting Obligations. Following the Completion of the Required Studies (i) at least once every [***] months GSK shall provide Spero with a high level summary of the activities and progress with respect to the Development of the Compound or any Product in the GSK Territory which is conducted by GSK, its Affiliates and its Sublicensees, including any material updates to the GSK Licensed Know-How and GSK Regulatory Documentation, and (ii) once per [***], GSK will provide Spero with a high level summary of the activities and progress with respect to the Commercialization of any

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Products in the GSK Territory in which GSK or its Affiliates is seeking or has obtained Regulatory Approval of a Product (but, for clarity, with respect to the activities of any Sublicensee, only to the extent that GSK receives any such information concerning such activities from such Sublicensee). The obligations set forth in this Section 4.10(b) shall terminate and be of no further force and effect on the [***] anniversary of the First Commercial Sale of the first Product.

(c) Cooperation. Without limiting the foregoing, (i) GSK shall have the right to reasonably request information from Spero regarding the Development, Manufacture or Commercialization of the Compound or any Products in the Excluded Territory (including CMC data and information or any pharmacovigilance, clinical safety and data privacy information), and (ii) Spero shall have the right to reasonably request information from GSK regarding the Development, Manufacture or Commercialization of the Compound or any Products in the GSK Territory, which request shall be made by specific questions or requests submitted in writing (including via email). Upon receipt of such request by a Party pursuant to this Section 4.10(c), such other Party shall use reasonable efforts to promptly respond to such request (but in all cases within [***] days) and provide answers to all such questions or copies of all such requested information, to the extent that such answers are known to, or such information is in the possession of, such other Party (or, if applicable, its Affiliates, licensees or sublicensees) at the time of the request and, upon the reasonable request of either Party, the Parties shall meet and discuss such request at a frequency, time, place and manner mutually acceptable to the Parties.

(d) For the avoidance of doubt, each Party acknowledges and agrees that all Development Reports, high-level summaries or other information provided under this Section 4.10 shall be deemed to be the Confidential Information of the Party providing such Development Report, high-level summary or other information.

4.11 Compliance with Laws.

(a) Each Party shall, and shall cause its Affiliates, licensees or sublicensees to, conduct its activities under this Agreement and with respect to the Development, Manufacture or Commercialization of the Compound or any Products in its respective Territory in a good scientific manner and in compliance with all Laws, including anti-corruption laws. During the Term, each Party (or its Affiliates, licensees or sublicensees, as applicable) shall obtain and maintain all necessary authorizations, consents and approvals of any Regulatory Authority or other Governmental Body that is required in connection with the Development, Manufacture or Commercialization of the Compound or any Products in its respective Territory, or otherwise in connection with such Party’s performance of its obligations under this Agreement. Neither Party nor any of its respective Affiliates has, nor will, in connection with the performance of this Agreement or otherwise in the Development, Manufacture or Commercialization of the Compound or any Products in its respective Territory, directly or indirectly, make, promise, authorize, ratify or offer to make, or take any act in furtherance of any payment or transfer of anything of value for the purpose of influencing, inducing or rewarding any act, omission or decision to secure an

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

improper advantage, or improperly assisting such Party or any of its Affiliates in obtaining or retaining business, or in any way with the purpose or effect of public or commercial bribery. Each Party warrants that it and its Affiliates have taken and will take reasonable measures to prevent subcontractors, agents or any other Third Parties, subject to their control or determining influence, from doing so in connection with this Agreement or otherwise in connection with the Development, Manufacture or Commercialization of the Compound or any Products in its respective Territory. For the avoidance of doubt, this includes facilitating payments which are unofficial, improper, small payments or gifts offered or made to Government Officials to secure or expedite a routine or necessary action to which such Party or any of its Affiliates is legally entitled. In connection with the exercise of its rights and the performance of its obligations under this Agreement, or otherwise in connection with the Development, Manufacture or Commercialization of the Compound or any Products in its respective Territory, each Party shall, and shall require any of its Affiliates, licensees and sublicensees to, (i) respect the human rights of its staff and shall not employ or permit child labor, forced labor, unsafe working conditions, or cruel or abusive disciplinary practices in the workplace and shall not discriminate against any workers on any grounds (including race, religion, disability, gender, sexual orientation or gender identity), (ii) pay each employee at least the minimum wage, provide each employee with all legally mandated benefits, and comply with Laws on working hours and employment rights in the countries in which it operates, (iii) be respectful of its employees’ right to freedom of association, (iv) encourage compliance with these standards by any supplier of goods or services that it uses in performing its obligations under this Agreement or otherwise in connection with the Development, Manufacture or Commercialization of the Compound or any Products in its respective Territory, and (v) not employ or otherwise use in any capacity, the services of any Person debarred under United States Law, including under 21 U.S.C. Section 335a or any foreign equivalent thereof, with respect to the Compound or any Product.

(b) Without limiting Section 4.11(a), in connection with any Development, Manufacture or Commercialization of the Compound or any Product in their respective Territories, or otherwise in the performance of any of their respective other obligations under this Agreement, as applicable, each Party shall, and shall cause their respective Affiliates, licensees and sublicensees, to comply with the additional terms set forth in Schedule 4.11(b).

(c) For clarity, notwithstanding anything to the contrary in this Agreement, each Party shall (and shall cause its Affiliates to) (i) promptly notify the other Party in writing if such Party (or any of its Affiliates, licensees or sublicensees) is not permitted to provide such other Party with any data, information, study reports or materials as a result of the application of any Laws, in such Party’s respective Territory, (ii) use its Commercially Reasonable Efforts to secure all such approvals and filings (including applying for any security assessments) as soon as possible after the Effective Date or at any time during the Term, as applicable, (and such Party shall keep the other Party informed as to the status thereof upon request from such other Party), (iii) use its Commercially Reasonable Efforts to obtain full and proper consents from all data subjects (including any Persons

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participating in any Clinical Trials conducted by or on behalf of such Party (or its Affiliates, licensees or sublicensees, as applicable)) that permit such Party (and its Affiliates, licensees or sublicensees) to provide and share the personal information of such data subjects to such other Party (and its Affiliates or sublicensees), such that such other Party (and its Affiliates or sublicensees, as applicable) may receive, use, process and otherwise exploit such information as permitted under this Agreement, and (iv) at the request of such other Party, use its Commercially Reasonable Efforts to find alternative means for providing such other Party with such data, information, study reports or materials, as applicable, in a manner that is compliant with Laws, including to consult and cooperate with such other Party in connection therewith (including, if requested by such other Party, to provide any such data in anonymized form).

Article 5
REGULATORY ACTIVITIES

5.1 Regulatory Filings. As between the Parties, GSK shall solely own and have the exclusive right to maintain all Regulatory Documents and Regulatory Approvals for any Products in the GSK Territory, including all INDs and NDAs; provided, however, that Spero shall own and maintain the IND(s) for the Required Studies and the Existing NDA until such Regulatory Documents are transferred to GSK (or its designee) pursuant to Section 5.2. As between the Parties, Spero shall solely own and have the exclusive right to maintain all Regulatory Documents and Regulatory Approvals for any Products in the Excluded Territory.

5.2 Regulatory Documents Transfer.

(a) Within [***] days following the Effective Date or as otherwise set forth in the Technology Transfer Plan, Spero, (a) shall, at its own cost and expense, provide GSK with copies of all existing preclinical, clinical and CMC data and all Regulatory Documents, Regulatory Approval applications and any other filings or communications made to or with, or other approvals (including INDs and NDAs) granted by, a Regulatory Authority that are necessary or useful to Develop, Manufacture or Commercialize the Compound or any Product in the GSK Territory that are held in the name of, or Controlled by Spero (including all Spero Regulatory Documentation), and (b) except as set forth in Section 5.2(b), hereby does, and will cause its Affiliates to, effective as of the Effective Date, at Spero’s cost and expense, assign to GSK all of its rights, title and interests in and to all of the foregoing (excluding any data generated by or on behalf of Meiji that is incorporated in the Spero Regulatory Documentation (directly or by cross-reference) from the Meiji Regulatory Documentation). Spero will take all steps necessary to transfer ownership of such Regulatory Documents (excluding any data generated by or on behalf of Meiji that is incorporated in the Spero Regulatory Documentation (directly or by cross-reference) from the Meiji Regulatory Documentation), including submitting to each applicable Regulatory Authority a letter or other necessary documentation (with a copy to GSK) notifying such Regulatory Authority of the transfer of such ownership of such Regulatory Document, and will reasonably cooperate with GSK therewith.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(b) Within [***] days following the earlier of (i) the completion of the Development activities to be performed by Spero pursuant to the Development Plan, (ii) GSK’s exercise of the rights set forth in Section 2.8(b)(iii) or (iii) at any other time upon GSK’s written request, Spero shall transfer and assign to GSK (or its designee) the IND(s) for the Required Studies and the Existing NDA; provided that if such transfer occurs following GSK’s exercise of the rights set forth in Section 2.8(b)(iii) pursuant to clause (ii) or following such written request of GSK pursuant to clause (iii), then GSK shall take over the conduct of all of any of the remaining Development activities to be conducted by or on behalf of Spero pursuant to the Development Plan (outside the authority of the JDC), at GSK’s own cost and expense.

5.3 Communications with Regulatory Authorities.

(a) During the Term, GSK (or one of its Affiliates, licensees or Sublicensees) shall be responsible, and act as the sole point of contact, for communications with Regulatory Authorities in connection with the Development, Manufacture or Commercialization of the Compound or any Products in the GSK Territory. Notwithstanding the foregoing, Spero shall be primarily responsible for communications with Regulatory Authorities in connection with the Required Studies until the IND for such Clinical Trial and the Existing NDA is transferred to GSK in accordance with Section 5.2(b), at which point such responsibility shall transfer to GSK; provided, however, that until the IND(s) for the Required Studies and the Existing NDA are transferred to GSK in accordance with Section 5.2(b), Spero shall (i) provide GSK with a reasonable opportunity to review and comment on all correspondence or Regulatory Documents proposed to be submitted to any Regulatory Authority in the GSK Territory with respect to the Compound, any Product or the Required Studies, and consider in good faith, and reasonably incorporate, GSK’s comments with respect thereto, (ii) provide GSK with reasonable advance written notice of any scheduled meeting, conference, discussion or other communication with any Regulatory Authority in the GSK Territory concerning the Compound, any Product or the Required Studies (and in any event within [***] hours after the scheduling of such meeting), copies of all related documents and other relevant information relating thereto, and the right to attend and participate in such meetings, conferences, discussions and other communications, and (iii) provide GSK with copies of all regulatory correspondence received from the Regulatory Authorities in the GSK Territory with respect to the Compound, any Product or the Required Studies, and in any event within [***] hours after receipt.

(b) During the Term, Spero (or one of its Affiliates, licensees or sublicensees) shall be responsible, and act as the sole point of contact, for communications with Regulatory Authorities in connection with the Development, Manufacture or Commercialization of the Compound or any Products in the Excluded Territory.

(c) Neither GSK, with respect to the Excluded Territory, nor Spero, with respect to the GSK Territory (except as set forth in Section 5.3(a)), shall initiate (or permit any of its respective Affiliates, licensees or sublicensees (including in the case of GSK, Sublicensees)

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to initiate), with respect to any Product, any meetings or contact with Regulatory Authorities in such Territory, without the other Party’s prior written consent, and to the extent Spero or any of its Affiliates receives any written or oral communication from any Regulatory Authority in the GSK Territory relating to any Product or GSK or any of its Affiliates receives any written or oral communication from any Regulatory Authority in the Excluded Territory relating to any Product, to the extent not prohibited by Law, such Party shall (i) refer such Regulatory Authority to the other Party, and (ii) as soon as reasonably practicable (but in any event within [***] hours of receipt of such communication), notify and provide the other Party with a copy of any written communication received by such Party or such Affiliate or, if applicable, complete and accurate minutes of such oral communication.

(d) Each Party will provide the other Party with written notice of the submission of any filings or applications for Regulatory Approval of a Product or receipt or denial of any such Regulatory Approval with (i) in the case of GSK as the notifying Party, the FDA, EMA or such other Regulatory Authority in any of the Major Countries, and (ii) in the case of Spero as the notifying Party, the Regulatory Authorities in the Excluded Territory; provided, however, that, unless otherwise required by Law, such notifying Party will inform the other Party of such event prior to public disclosure thereof.

(e) Each Party will provide the other Party with reasonable advance notice, or with as much advance notice as practicable under the circumstances, of (A) in the case of GSK as the notifying Party, all substantive meetings pertaining to any Product with the FDA, EMA or, with respect to any Major Country, with such other Regulatory Authority in such country, and (B) in the case of Spero as the notifying Party, all substantive meetings with the Regulatory Authorities in the Excluded Territory, in each case ((A) or (B)), solely to the extent that (1) such meeting is primarily related to one or more Product(s) in the notifying Party’s respective Territory, and (2) the subject matter of such meeting would reasonably be expected to have a material effect on the other Party’s Development or Commercialization of the Compound or any Product in the other Party’s respective Territory; provided that, with respect to any such meeting for which notice has been provided pursuant to the foregoing, to the extent permitted by Law and the applicable Regulatory Authority, the Party receiving such notice (or a representative of such Party’s (sub)licensee) shall have the right to reasonably request, subject to the notifying Party’s consent, to attend such meeting as a non-participating observer.

5.4 Assistance.

(a) Upon GSK’s request, Spero shall, and shall cause its Affiliates to, support GSK and its Affiliates, as may be reasonably necessary, in obtaining Regulatory Approvals for the Products in the GSK Territory and in the activities in support thereof, including by providing any documents or other materials in the possession or Control of Spero or any of its Affiliates as may be reasonably necessary or useful for GSK or any of its Affiliates or Sublicensees to obtain Regulatory Approvals for the Products in the GSK Territory.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(b) If any Regulatory Authority (i) contacts a Party or its Affiliate with respect to the alleged improper Development, Manufacture or Commercialization of the Compound or any Product; (ii) conducts, or gives notice of its intent to conduct, an inspection at a Party’s or its Affiliate’s facilities used in the Development or Manufacturing of the Compound or any Product; or (iii) takes, or gives notice of its intent to take, any other regulatory action with respect to any activity of a Party (or its Affiliates, licensees or sublicensees, as applicable) that could reasonably be expected to adversely affect any Development, Manufacture or Commercialization with respect to the Compound or any Product by the other Party, then such Party will promptly (and in any event within [***] hours) notify the other Party of such contact, inspection or notice.

5.5 Pharmacovigilance.

(a) The Parties will cooperate with each other with regard to the reporting and handling of safety information involving the Compound or any Product in accordance with applicable Law, including regulatory requirements and any regulations relating to pharmacovigilance, clinical safety and data privacy. Without limiting the foregoing, and as further set forth in the Pharmacovigilance Agreement, prior to the transfer of the IND for the Required Studies and the Existing NDA to GSK as provided in Section 5.2(b), Spero will transfer the existing safety database for the Products to GSK (or its Affiliate) and thereafter GSK will own and manage the global safety database for the Products. GSK shall have final decision-making authority with respect to any drug safety or pharmacovigilance matters from the global perspective; provided that, as between the Parties, Spero (acting through its Affiliates, licensees or sublicensees) shall have the responsibility to conduct pharmacovigilance activities in the Excluded Territory.

(b) Within [***] days of the Effective Date, the Parties (acting through their respective pharmacovigilance department or pharmacovigilance representatives) will negotiate in good faith and enter into a written pharmacovigilance agreement (the “Pharmacovigilance Agreement”) to cover the exchange of Adverse Event and other safety related information (e.g., serious Adverse Events, emerging safety issues). Such Pharmacovigilance Agreement may include the exchange of Adverse Event information from Meiji for the Excluded Territory. Among other things, the Pharmacovigilance Agreement will (i) contain provisions to ensure that Adverse Event and other safety information is exchanged according to a schedule that will permit each Party to comply with legal and regulatory requirements in its respective Territory, (ii) establish a Joint Safety Review Team (JSRT) to oversee the Parties’ safety evaluation and risk management relationship, and (iii) provide processes and procedures for the resolution of any conflict or dispute with respect to pharmacovigilance and other safety matters.

5.6 Recalls. Subject to the terms and conditions herein, GSK shall have the sole right to determine whether and how to implement a recall or other market withdrawal of any Product in the GSK Territory. Each Party, to the extent possible, (a) shall provide notice to the other Party, as promptly as possible (and in advance to the extent permitted under the circumstances and under Law), in the event that any Regulatory Authority issues or

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requests a recall or takes a similar action in connection with a Product in its respective Territory, or in the event such Party determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal of a Product in its respective Territory, and (b) to the extent permitted under Law, shall, and shall cause its Affiliates, licensees and sublicensees to, cooperate in good faith with such other Party and to disclose to such other Party a high-level summary of any material, non-privileged information relating to any such recall or other market withdrawal.

Article 6
FINANCIAL PROVISIONS

6.1 Upfront Payment. In partial consideration of Spero’s grant of the rights and licenses to GSK hereunder, within [***] Business Days following the Effective Date and GSK’s receipt of a Valid Invoice in accordance with Section 6.7, GSK shall make a one-time, non-refundable and non-creditable payment to Spero of Sixty-Six Million Dollars ($66,000,000).

6.2 Development Milestones. Following the Effective Date, and subject to Section 11.8(b), in partial consideration of Spero’s grant of the rights and licenses to GSK hereunder, GSK shall pay to Spero, in accordance with the terms in this Section 6.2, the following one-time, non-refundable, non-creditable milestone payments (each, a “Development Milestone Payment”) upon the first achievement by GSK or any of its Affiliates or Sublicensees (including for purposes of this Section 6.2, Spero) of the corresponding milestone event (each, “Development Milestone Event”):

Development Milestone Event	Development Milestone Payment
[***]	$[***]
[***] (the “[***]”)	$[***]
[***] (the “[***]”)	Such amount as is determined by [***]
[***]	$[***]
Total Development Milestone Payments:	$150,000,000 [***]

Notwithstanding anything herein to the contrary, the Development Milestone Payment corresponding to the achievement of the [***] shall be payable in [***] equal installments of [***] Dollars ($[***]). Following the Effective Date, Spero shall notify GSK within [***] Business Days following the achievement of the [***] by Spero or any of its Affiliates, and the [***] installment of the corresponding Development Milestone Payment shall be due within [***] days from the date on which GSK receives a Valid Invoice in accordance with Section 6.8 for such installment of the Development Milestone Payment. Thereafter, subject to Section 2.8(b)(iii) and Section 11.8(b), the remaining [***]

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installments shall become payable on that date that is [***] days following the date the prior installment was paid (or due to be paid), and shall be due within [***] days from the date on which GSK receives a Valid Invoice in accordance with Section 6.8 for such installment. For clarity, Spero may submit a Valid Invoice in accordance with Section 6.8 for each of the [***] installment at any time on or after the date that is [***] days following the date the prior installment was paid (or due to be paid).

Notwithstanding anything herein to the contrary, if GSK delivers a Continuation Notice setting forth a [***] for the Required Phase III Study, then Spero may submit a Valid Invoice in accordance with Section 6.8 for the [***] and the amount of such [***] payment shall be due within [***] days from the date on which GSK receives such Valid Invoice.

For clarity, each Development Milestone Payment shall be paid only one time, regardless of the number of Required Studies, the number of Products that achieve the corresponding Development Milestone Event or the number of Indications for which Products are Developed, and in no event will GSK be responsible for more than an aggregate of One Hundred Fifty Million Dollars ($150,000,000) in Development Milestone Payments if GSK does not [***]. Following the Effective Date, Spero or GSK, as the Party responsible for achieving or determining such Development Milestone Event, shall notify the other Party within [***] Business Days following the achievement of a given Development Milestone Event by Spero or any of its Affiliates or GSK or any of its Affiliates or Sublicensees, as applicable, and except as set forth above with respect to the [***], the corresponding Development Milestone Payment shall be due within [***] days from the date on which GSK receives a Valid Invoice in accordance with Section 6.8 for such Development Milestone Payment.

6.3 Commercial Milestones. Subject to Section 11.8(a) in partial consideration of Spero’s grant of the rights and licenses to GSK hereunder, GSK shall pay to Spero, in accordance with the terms in this Section 6.3, the following one-time, non-refundable, non-creditable milestone payments (each, a “Commercial Milestone Payment”) upon the first achievement of the corresponding milestone event (each, “Commercial Milestone Event”).

Commercial Milestone Event	Commercial Milestone Payment
[***] (the “First Commercial Sale Milestone”)	$[***], subject to adjustment as provided in this Section 6.3
[***]	$[***]
[***] (for clarity, such milestone would be paid only one time following the [***].)	$[***]
Total Commercial Milestone Payments:	$150,000,000

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Notwithstanding anything to the contrary contained herein, if Enrollment in the Required Phase III Study is [***], the First Commercial Sale Milestone shall be [***].

For clarity, each Commercial Milestone Payment shall be paid only one time, regardless of the number of Products, the number of Indications for which a Product is Commercialized, or the number of times a given Commercial Milestone Event has been achieved, and in no event will GSK be responsible for more than an aggregate of One Hundred and Fifty Million Dollars ($150,000,000) in Commercial Milestone Payments (as adjusted as provided in this Section 6.3). GSK shall notify Spero within [***] Business Days following the achievement of a given Commercial Milestone Event is first achieved, and GSK shall pay to Spero the corresponding Commercial Milestone Payment within [***] days from the date on which GSK receives a Valid Invoice in accordance with Section 6.8.

6.4 Sales Milestones. Subject to Section 11.8(a), in partial consideration of Spero’s grant of the rights and licenses to GSK hereunder, GSK shall pay to Spero, in accordance with the terms in this Section 6.4, the following one-time, non-refundable, non-creditable milestone payments (each, a “Sales Milestone Payment”) upon the first achievement of the corresponding milestone event (each, “Sales Milestone Event”) based on the total annual Net Sales of all Products by or on behalf of GSK or any of its Affiliates or Sublicensees in the GSK Territory during a given Calendar Year.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Sales Milestone Event	Sales Milestone Payment
First achievement of annual Net Sales of Products in the GSK Territory greater than Two Hundred Million Dollars ($200,000,000) up to and including Three Hundred Million Dollars ($300,000,000)	$25,000,000
First achievement of annual Net Sales of Products in the GSK Territory greater than Three Hundred Million Dollars ($300,000,000) up to and including Four Hundred Million Dollars ($400,000,000)	$25,000,000
First achievement of annual Net Sales of Products in the GSK Territory greater than Four Hundred Million Dollars ($400,000,000) up to and including Five Hundred Million Dollars ($500,000,000)	$25,000,000
First achievement of annual Net Sales of Products in the GSK Territory greater than Five Hundred Million Dollars ($500,000,000) up to and including Seven Hundred and Fifty Million Dollars ($750,000,000)	$50,000,000
First achievement of annual Net Sales of Products in the GSK Territory greater than Seven Hundred and Fifty Million Dollars ($750,000,000) up to and including One Billion Dollars ($1,000,000,000)	$50,000,000
First achievement of annual Net Sales of Products in the GSK Territory greater than One Billion Dollars ($1,000,000,000)	$50,000,000
Total Sales Milestone Payments:	$225,000,000

For clarity, each Sales Milestone Payment shall be paid only one time, regardless of the number of Products or the number of times a given Sales Milestone Event has been achieved, and in no event will GSK be responsible for more than an aggregate of Two Hundred and Twenty-Five Million Dollars ($225,000,000) in Sales Milestone Payments. For further clarity, Net Sales that are generated by sales of a Product in a country for which the Royalty Term has expired shall nonetheless be included in the total amount of annual Net Sales for purposes of determining whether a Sales Milestone Event has been achieved. GSK shall notify Spero within [***] days following the end of the applicable Calendar Quarter during which a given Sales Milestone Event is first achieved, which notice may be provided in connection with a Royalty Report delivered pursuant to Section 6.5(b), and except as set forth in this paragraph, GSK shall pay to Spero the corresponding Sales Milestone Payment within [***] days from the date on which GSK receives a Valid Invoice in accordance with Section 6.7. Notwithstanding the foregoing, any Sales Milestone Payment in an amount equal to Fifty Million Dollars ($50,000,000) shall be paid [***], with the [***] paid as otherwise set forth herein and the [***] shall become due and payable if, and only if, [***]. GSK shall notify Spero within [***] days following the end of the

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applicable Calendar Year if the applicable Net Sales threshold is maintained or exceeded, which notice may be provided in connection with a Royalty Report delivered pursuant to Section 6.5(b), and if such Net Sales threshold is maintained or exceeded, then GSK shall pay to Spero the [***] payment of the corresponding Sales Milestone Payment within [***] days from the date on which GSK receives a Valid Invoice in accordance with Section 6.7. If [***], GSK shall have no further obligations to Spero with respect thereto.

6.5 Royalties. Subject to Section 11.8(a), in partial consideration of Spero’s grant of the rights and licenses to GSK hereunder, on a Product-by-Product and country-by-country basis, during the applicable Royalty Term for such Product in a given country in the GSK Territory, GSK will pay Spero royalties based on the aggregate annual Net Sales of all Products sold by GSK, its Affiliates or Sublicensees in the GSK Territory during a Calendar Year at the rates set forth in the table below, subject to the remainder of this Section 6.5:

Aggregate Annual Net Sales of Products in the GSK Territory	Royalty Rate
Portion of annual Net Sales of Products in the GSK Territory up to and including [***]	[***]%
Portion of annual Net Sales of Products in the GSK Territory greater than [***] up to and including One Billion Dollars ($1,000,000,000)	[***]%
Portion of annual Net Sales of Products in the GSK Territory greater than One Billion Dollars ($1,000,000,000) up to and including [***]	[***]%
Portion of annual Net Sales of Products in the GSK Territory greater than [***]	[***]%

(a) For purposes of determining whether a royalty threshold above has been attained, Net Sales that are generated by sales of a Product in a country for which the Royalty Term has expired shall be excluded from the total amount of Net Sales. As of the effective date of expiration of the Royalty Term with respect to a given Product and country of the GSK Territory, the license to GSK under Section 2.1 (including the right of reference under the Spero Regulatory Documentation and Meiji Regulatory Documentation) shall automatically convert to a royalty-free, irrevocable, perpetual, non-exclusive and sublicensable license under the Spero Intellectual Property, Spero Regulatory Documentation and Meiji Regulatory Documentation to Develop, Manufacture (including to have Manufactured) and Commercialize such Product in such country. For clarity, GSK’s obligation to pay royalties to Spero under this Section 6.5 is imposed only once with respect to the same unit of a Product regardless of the number of Spero Patents Covering such Product.

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(b) Within [***] days after the end of each Calendar Quarter during which royalties become payable pursuant to this Section 6.5, GSK shall deliver to Spero a report (“Royalty Report”), on a Product-by-Product basis (where applicable), summarizing the total amount of applicable payments, if any, received during such Calendar Quarter, including any Sales Milestone Event that was achieved during such Calendar Quarter in the GSK Territory in accordance with Section 6.4, as applicable, and, on a Product-by-Product and country-by-country basis, details regarding the calculation of the royalties payable under this Section 6.5, including amounts of Net Sales, any applicable reductions or deductions to Net Sales, the royalty rate due, and the amount of any applicable true-up or adjustments. Each Royalty Report shall be deemed Confidential Information of GSK subject to the obligations of Article 8. GSK shall pay to Spero the royalties payable under this Section 6.5 with respect to a given Calendar Quarter within [***] days following the end of each Calendar Quarter together with delivery of the applicable Royalty Report.

(c) Subject to Section 6.5(f), if at any point during the applicable Royalty Term for a given Product in a given country in the GSK Territory, such Product is not covered by a Valid Claim of any Spero Patent and the Regulatory Exclusivity Period, if any, for such Product in such country has expired (i.e. if the duration of clause (c) of the Royalty Term extends beyond the duration of the periods in clause (a) or (b) of the Royalty Term, then applicable royalty rates set forth in Section 6.5(a) shall be reduced by [***] percent ([***]%) for such Product in such country.

(d) Subject to Section 6.5(f), GSK will be entitled to deduct (i) [***] percent ([***]%) of the royalties or milestones paid by GSK, its Affiliates or Sublicensees pursuant to any Third Party Agreement, and (ii) [***] percent ([***]%) of the royalties or milestones paid by GSK, its Affiliates or Sublicensees pursuant any Spero Third Party Agreement under which GSK has agreed take a sublicense pursuant to Section 2.10(b)(ii) (such royalties or milestone payments, “Third Party Payments”) from any royalties due to Spero pursuant to this Section 6.5 [***]; provided that the only Third Party Payments that may be deducted are those that are actually paid by GSK or such Affiliates or Sublicensees to the applicable Third Party under such Third Party Agreement or Spero Third Party Agreement as of or prior to when such royalty payments are due and payable to Spero for such Product in such country.

(e) Subject to Section 6.5(f), on a Product-by-Product and country-by-country basis in the GSK Territory, if one or more Generic Products with respect to such Product is marketed and sold in such country by one or more Third Parties during any Calendar Quarter during the applicable Royalty Term for such Product and such Generic Product(s) have a market share of greater than [***] percent ([***]%) in such country (“Generic Competition”) (as determined based on the aggregate number of units of such Product and such Generic Product(s) sold in such country during such Calendar Quarter, as reported by a well-known reporting service agreed to between the Parties acting reasonably and in good faith (e.g., IQVIA)), then, commencing in such Calendar Quarter, the applicable royalty rates set forth in Section 6.5(a) shall be reduced by [***] percent ([***]%) for such Product in such country for so long as such Generic Competition persists in such country.

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(f) Notwithstanding the foregoing, (i) GSK shall only be entitled to give effect to the deductions under Section 6.5(c), Section 6.5(d) and Section 6.5(e) so long as it has not elected pursuant to Section 11.8(a) to reduce all royalties, Commercial Milestone Payments and Sales Milestone Payments by fifty percent (50%) of the amounts otherwise due, and (ii) under no circumstances shall the deductions under Section 6.5(c), Section 6.5(d) or Section 6.5(e) (if then permitted) result in the amount payable to Spero with respect to a given Product in a given country for any given Calendar Quarter being reduced by more than [***] percent ([***]%) compared with the amount otherwise payable under Section 6.5 (and, solely with respect to royalties payable to Meiji pursuant to the Meiji License, [***]% of Net Sales, but only for so long as the Meiji License remains in full force and effect and such royalties continue to be payable by Spero to Meiji pursuant thereto); provided, however, that if GSK is unable to fully recover [***] ([***]%) of any Third Party Payments paid by GSK (or any of its Affiliates or Sublicensees) (or, any other amount as a result of the [***]% floor applicable to royalties payable pursuant the Meiji License) pursuant to any Third Party Agreement or Spero Third Party Agreement in such Calendar Quarter with respect to such Product in such country as a result of the foregoing floor, then GSK shall be entitled to [***] thereafter until the earlier of (y) [***] (subject to the minimum floor set forth in this Section 6.5(e) with respect to each such Calendar Quarter) and (z) GSK’s election pursuant to Section 11.8(a) to reduce all royalties, Commercial Milestone Payments and Sales Milestone Payments by fifty percent (50%) of the amounts otherwise due.

6.6 Right to Suspend Payments; Right to Offset.

(a) Suspension. Notwithstanding anything to the contrary in this Agreement, and without prejudice to any other right GSK, its Affiliates or their Sublicensees may have, upon receipt by GSK of a Specified Claim (including a threatened Specified Claim) or written notice from Spero pursuant to Section 10.4(a) of Spero’s receipt of a Specified Claim (or threatened Specified Claim) and thereafter in either case during the pendency of such Specified Claim, GSK shall have the right to suspend [***] that may become due and payable to Spero (which suspended amount shall not be subject to Section 6.7(c)) until such Specified Claim has been settled or resolved to the reasonable satisfaction of GSK in good faith; provided that unless such Specified Claim (or threatened Specified Claim) has been brought by [***], under no circumstances shall the right to suspend [***]. Subject to Section 6.6(b), upon resolution of such Specified Claim to GSK’s reasonable satisfaction, all amounts which have been suspended by GSK pursuant to this Section 6.6(a), shall be paid by GSK within [***] days from the date on which GSK receives a Valid Invoice from Spero for such amounts.

(b) Right to Offset. Notwithstanding anything to the contrary in this Agreement, and without prejudice to any other right GSK, its Affiliates or their Sublicensees may have, GSK shall have the right, at any time, to reduce or offset any amounts (including any Sales Milestone Payment, Commercial Milestone Payment and royalties) owed to Spero pursuant to this Article 6 on account of, without duplication, (y) [***], or (z) [***], in each case that is based on, arises or results from, or is otherwise attributable to any Specified

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Claim (including a threatened Specified Claim); provided that unless such Specified Claim (or Specified Claim threatened in writing) has been brought by [***]) .

6.7 Mode of Payment and Currency; Invoices; Late Payments; Consideration.

(a) All payments made by a Party (the “Payor Party”) to the other Party (the “Payee Party”) hereunder shall be made by deposit of US Dollars in the requisite amount by electronic wire transfer of immediately available funds directly to such bank account as the Payee Party may from time to time designate by reasonable notice to the Payor Party. With respect to amounts payable hereunder not denominated in US Dollars, the Payor Party shall convert applicable amounts in foreign currency into US Dollars using its standard conversion method consistent with its applicable Accounting Standard in a manner consistent with the Payor Party’s customary and usual conversion procedures used in preparing its audited financial reports applied on a consistent basis; provided that such procedures use a widely accepted source of published exchange rates. Based on the resulting sales in US Dollars, the then-applicable royalties shall be calculated. The Parties may vary the method of payment set forth herein at any time upon mutual agreement, and any change shall be consistent with the local Law at the place of payment or remittance.

(b) All payments made by GSK to Spero under this Agreement shall be paid in accordance with Section 6.7(a), following receipt by GSK of a Valid Invoice in accordance with Schedule 6.7.

(c) If any payment due by a Payor Party to a Payee Party pursuant to this Agreement is overdue, then the Payor Party shall pay simple interest on any undisputed portion or such payment (before and after any judgment) at an annual rate (but with interest accruing on a daily basis) equal to [***] rate plus [***] percent ([***]%) per annum, as reported by The Bank of England on the date the agreement to pay has been reached (or on the next Business Day if the due date is not a Business Day), such interest to be pro-rated for the number of days from the date upon which payment of such sum became due until payment thereof in full together with such interest; provided, however, that in no event shall such rate exceed the maximum legal annual interest rate. The payment of such interest shall not limit a Payee Party from exercising any other rights it may have as a consequence of the lateness of any payment. Notwithstanding the foregoing, interest shall not accrue on any amount not paid on or before the date such payment is due where (i) the payment has been delayed as a result of the Payee Party (for example, due to invalid or late changes to bank details, submission of non-compliant invoices, etc.), or (ii) where the Payee Party has failed to respond to requests, comments or inquiries from the Payor Party with respect to such payments.

(d) The Parties agree and confirm that amounts paid or payable by GSK to Spero in consideration of Spero’s grant of the rights and licenses to GSK hereunder are (i) partially attributable to the license of Spero Intellectual Property that is owned by Spero and the Spero Regulatory Documentation and (ii) partially attributable to the sublicense from Spero

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of Spero’s rights to and under the Spero Intellectual Property that is licensed from Meiji pursuant to the Meiji Agreement and the Meiji Regulatory Documentation.

6.8 Records; Audits.

(a) GSK shall, and shall ensure that its Affiliates and Sublicensees (as applicable), keep complete and accurate records in accordance with its record retention policies applicable to such books and records, but in any event for a period of at least [***] years after the end of the Calendar Year in which any such payment becomes payable, in sufficient detail to confirm the accuracy of the calculations hereunder and in accordance with the applicable Accounting Standard that is normally applied by such Party with respect to the filing of its reporting.

(b) During the Term and for [***] years thereafter, GSK shall permit, and shall cause its Affiliates or Sublicensees to permit, an independent certified public accounting firm of nationally recognized standing selected by Spero, and reasonably acceptable to GSK or such Affiliate or Sublicensee, to have access to and to review, during normal business hours and under obligations of confidentiality at least as protective of GSK Confidential Information as the confidentiality provisions of Article 8 and upon [***] days’ prior written notice, no more frequently than once in any [***]-month period (except in the case of fraud), to verify the accuracy of the Royalty Reports and payments under this Article 6 with respect to any Calendar Year ending not more than [***] years prior to such audit request. The accounting firm shall disclose to GSK and Spero only whether the Royalty Reports are correct or incorrect and the specific details concerning any discrepancies. If such accounting firm concludes that additional amounts were owed during such period, and GSK agrees with such calculation, GSK shall pay the additional undisputed amount, plus interest as set forth in Section 6.7(c), within [***] days from the date on which GSK receives such accounting firm’s written report and a Valid Invoice in accordance with Section 6.7. If such accounting firm concludes that an overpayment was made, such overpayment shall be fully creditable against amounts payable in subsequent payment periods. If GSK disagrees with such calculation, GSK and Spero shall, acting reasonably and in good faith, work to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [***] Business Days, the dispute shall be submitted for resolution to an accounting firm jointly selected by the Parties to conduct a review, and if such firm concurs that any additional amounts were owed by GSK during such period, GSK shall make the required payment, plus interest as set forth in Section 6.7(c), within [***] days following GSK’s receipt of the report of its accounting firm and a Valid Invoice in accordance with Section 6.7. Spero shall pay for the cost of any audit, unless GSK has underpaid Spero by [***] percent ([***]%) or more for the audited period, in which case GSK shall pay for the cost of such audit. Each Party shall treat all information that it receives under this Section 6.8(b) in accordance with the confidentiality provisions of Article 8 of this Agreement, and shall cause its accounting firm to enter into an acceptable, reasonable confidentiality agreement with the other Party obligating such firm to retain all such financial information in confidence pursuant to such confidentiality

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agreement, except to the extent necessary for such Party to enforce its rights under this Agreement.

6.9 Taxes.

(a) If any amounts to be paid by GSK under this Agreement (including the upfront payment or any Development Milestone Payments, Commercial Milestone Payments, Sales Milestone Payments or royalties paid hereunder) are subject to any withholding or similar Tax which is required to be withheld by Law, GSK shall (i) timely pay such withholding or similar Tax to the proper Tax Authority and send proof of payment to Spero within [***] Business Days following such payment; and (ii) remit such payments to Spero subject to deductions of any such withholding or similar Tax paid by GSK. The Parties agree to cooperate with one another and use reasonable efforts to reduce or eliminate Tax withholding or similar obligations in respect of the upfront payment or any Development Milestone Payments, Commercial Milestone Payments, Sales Milestone Payments or royalties paid by GSK to Spero under this Agreement. Spero will provide GSK any tax forms that may be reasonably necessary in order for GSK not to withhold Tax or to withhold Tax at a reduced rate under an applicable bilateral income tax treaty. Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by Law, of withholding Taxes or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding Tax. Notwithstanding the foregoing, if an action (including but not limited to any assignment, license or sublicense of any rights or performance of any obligations under this Agreement, a change in the applicable Taxing jurisdiction (including any intentional change of Tax treatment, Tax status, or jurisdiction of Taxation by action of a Party following the Execution Date) or any failure to comply with Laws or filing or record retention requirements, any Change of Control) by either Party or any of its Affiliates causes any new or increased withholding Tax liability that would not have been imposed in the absence of such action, such Party causing the new or increased withholding Tax liability shall indemnify and hold harmless the other Party and its Affiliates from the amount of such additional or increased withholding Tax (except to the extent that such other Party or its Affiliates is entitled to a refund of such withheld Taxes or entitled to credit such withheld Taxes against Taxes which such other Party or its Affiliates would otherwise be required to pay). For clarity, if GSK or any of its Affiliates is the party that causes any new or increased withholding Tax liability, then the upfront payment, Development Milestone Payments, Commercial Milestone Payments, Sales Milestone Payments or royalties paid by GSK to Spero in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that Spero receives a sum equal to the sum which it would have received had no such increased withholding or deduction obligation arising from such action, failure to comply or Change of Control occurred.

(b) Spero warrants that it is resident for Tax purposes in the United States and that Spero is entitled to relief from United Kingdom income Tax under the terms of the double Tax agreement between the United Kingdom and the United States. Spero shall notify GSK immediately in writing in the event that it ceases to be entitled to such relief.

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(c) All amounts payable under or in connection with this Agreement are exclusive of VAT and Indirect Taxes. Any VAT and Indirect Taxes payable on the consideration paid hereunder (including the upfront payment or any Development Milestone Payments, Commercial Milestone Payments, Sales Milestone Payments or royalties paid hereunder) shall be paid by GSK at the same time as the payment or provision of such consideration to which it relates, subject to the production of a valid VAT and Indirect Taxes invoice. Each Party agrees that it shall provide to the other Party any information and copies of any documents within its control to the extent reasonably requested by the other Party for the purposes of (i) determining the amount of VAT and Indirect Taxes chargeable under this Agreement, (ii) establishing the “place of supply for VAT” purposes, or (iii) complying with its VAT and Indirect Taxes reporting or accounting obligations.

6.10 Effect of Termination of Meiji License. The Parties acknowledge and agree that except as provided in Section 2.11 or this Section 6.10, the termination of the Meiji License (whether in part or in its entirety) shall have no impact on the rights and licenses granted to GSK pursuant to this Agreement, except that, in the event of a termination of the Meiji License by Spero pursuant to Section 9.2.1 thereof, or by Meiji pursuant to Section 9.2.2 or Section 9.2.3 thereof, with respect to the Meiji Intellectual Property and Meiji Regulatory Documentation licensed to GSK pursuant to Section 2.1, Section 9.3.6 of the Meiji License shall apply to this Agreement. In such event, consideration payable by GSK pursuant to this Article 6 that is attributable to the sublicense from Spero of Spero’s rights to and under the Meiji Intellectual Property that is licensed from Meiji pursuant to the Meiji License and the Meiji Regulatory Documentation shall be equal to the [***]% royalty payable on Net Sales pursuant to Section 6.5 (without any deduction under Section 6.5(c), Section 6.5(d) or Section 6.5(e)) and [***] percent ([***]%) of other amounts that may become due and payable to Spero pursuant to this Article 6, in an aggregate amount not to exceed [***] dollars ($[***]), inclusive of all amounts previously paid by Spero to Meiji pursuant to Section 4.4 of the Meiji License.

Article 7
INTELLECTUAL PROPERTY

7.1 Inventions.

(a) Inventorship. For purposes of this Section 7.1, all determinations of inventorship will be in accordance with U.S. patent law.

(b) Arising Intellectual Property.

(i) As between the Parties, all Arising Intellectual Property shall be solely owned by GSK.

(ii) Spero agrees to assign, and hereby assigns, to GSK all right, title, and interest in and to any Arising Intellectual Property. Spero has, and will keep in force, appropriate agreements with all of its employees and contractors necessary to fully effect this Section

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7.1(b), and will impose equivalent obligations on its Affiliates and sublicensees. Spero shall execute all documents reasonably requested by GSK to further evidence, record and perfect the assignments under this Section 7.1(b), and will impose equivalent obligations on its Affiliates and sublicensees.

(c) Disclosure. During the Term (i) Spero will promptly disclose to GSK all invention disclosures or other similar documents relating to any Spero Know-How or Arising Know-How developed or invented by or on behalf of Spero (or its Affiliates, licensees, sublicensees or permitted subcontractors) hereunder during the Term, (ii) GSK will promptly disclose to Spero all invention disclosures or other similar documents relating to any GSK Licensed Know-How developed or invented by or on behalf of GSK (or its Affiliates, licensees, Sublicensees or subcontractors) hereunder during the Term, and (iii) each Party will promptly disclose to the other Party all invention disclosures or other similar documents relating to any Arising Know-How developed or invented jointly by or on behalf of Spero (or its Affiliates, licensees, sublicensees or permitted subcontractors) and GSK (or its Affiliates, licensees, sublicensees or permitted subcontractors) hereunder during the Term. Each Party shall also respond promptly to reasonable requests from the other Party for additional information relating to such disclosures, documents or applications; provided that (A) GSK shall only be obligated to respond to the extent such additional requested information is included within the GSK Licensed Know-How; and (B) Spero shall only be obligated to respond to the extent such additional requested information is included within the Spero Know-How or Arising Know-How, as applicable.

7.2 Prosecution and Maintenance of Spero Patents.

(a) As between the Parties, GSK has the first right (but not the obligation), in its sole discretion and at its own cost and expense, to control the preparation, filing, prosecution (including any interferences, oppositions, inter partes review, post-grant reissue proceedings and reexaminations) and maintenance of (i) all Spero Patents (excluding the Meiji Patents) worldwide, and (ii) all Arising Patents (including all GSK Licensed Patents) worldwide.

(b) As between the Parties, Spero has the first right (but not the obligation), in its sole discretion and at its own cost and expense, to control the preparation, filing, prosecution (including any interferences, oppositions, inter partes review, post-grant reissue proceedings and reexaminations) and maintenance of all Meiji Patents worldwide.

(c) If the Party controlling the preparation, filing, prosecution and maintenance of any Patent pursuant to Section 7.2(a) or Section 7.2(b) elects not to file or to continue to prosecute or maintain such Patent in any country of the Territory, subject to, in the case of Arising Patents where GSK is such initial controlling Party, GSK having made such election for strategic reasons to improve the exclusivity position for or revenue of the Parties from a Product (which election has been consented to by Spero, which consent shall not unreasonably be withhold, conditioned or delayed), then such Party shall notify the other Party at least [***] Business Days before any deadline applicable to the filing,

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prosecution or maintenance of such Patent, as the case may be, or any other date by which an action must be taken to establish or preserve such Patent in such country. In such case, such other Party shall have the right (but not the obligation) to assume responsibility for the preparation, filing, prosecution and maintenance of such Patent in such country by delivery of notice to such controlling Party; provided that, the right of GSK to assume responsibility for the preparation, filing, prosecution and maintenance of any Meiji Patent shall be subject to the prior written consent of Meiji.

(d) The Party controlling the preparation, filing, prosecution and maintenance of any Patent pursuant to this Section 7.2 will keep the other Party reasonably informed of all substantive matters relating to the preparation, filing, prosecution and maintenance of such Patent or related Proceedings (e.g., interferences, oppositions, reexaminations, reissues, revocations or nullifications) in a timely manner, including providing such other Party with all material communications from any patent authority in the Territory regarding such Patent, as well as a reasonable opportunity to review and comment on drafts of any material filings or responses to be made to such patent authorities in advance of submitting such filings or responses; provided that such controlling Party will consider in good faith the other Party’s comments, requests and suggestions with respect to strategies for the preparation, filing, prosecution and maintenance of such Patent. In addition, the controlling Party will provide the other Party with copies of all final material filings and responses made to any patent office with respect to such Patent in a timely manner following submission thereof. Upon the controlling Party’s reasonable request, the other Party shall (and shall cause its Affiliates, as applicable, to) provide such controlling Party with reasonable assistance and support in connection with the fulfilment of its obligations under this Section 7.2(d), at such controlling Party’s cost and expense

(e) Spero and GSK will cooperate in connection with any patent term restoration, supplemental protection certificates or their equivalents, and patent term extensions with respect to the Spero Patents and Arising Patents in the GSK Territory. GSK will give due consideration to all suggestions and comments of Spero regarding any such activities, but in the event of a disagreement between the Parties, GSK will have the final decision-making authority.

(f) The Parties shall discuss in good faith the Spero Patents that will be included in the “Orange Book” maintained by the FDA or similar or equivalent patent listing or linking source, if any, in other countries in the GSK Territory for Products, and, after considering Spero’s comments in good faith, GSK will have the sole right to determine which Spero Patent will be included. Spero will provide such assistance as may be reasonably requested by GSK in connection with such listing.

7.3 Third Party Infringement.

(a) Notice. If, during the Term, either Party learns of any actual, alleged or threatened infringement by a Third Party of the Spero Patents or the Arising Patents (including the

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GSK Licensed Patents), such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.

(b) Enforcement of Patents.

(i) As between the Parties, GSK shall have the first right and authority (but not the obligation), in its sole discretion and at its own cost and expense, to bring and control an Enforcement Action or defend a Third Party Enforcement Action, in either case, involving any (1) Spero Patents (excluding the Meiji Patents) in the GSK Territory, and (2) all Arising Patents (including all GSK Licensed Patents) in the GSK Territory. In the event that GSK does not exercise the first right to institute any Enforcement Action or defend any Third Party Enforcement Action under Spero Patents (excluding the Meiji Patents) or GSK Licensed Patents (excluding, for the avoidance of doubt, any GSK Excluded Patents), then Spero shall have the right (but not obligation) to institute such Enforcement Action or defend such Third Party Enforcement Action, as applicable, at its cost and expense.

(ii) As between the Parties, Spero shall have the first right and authority (but not the obligation), in its sole discretion and at its own cost and expense, to bring and control any Enforcement Action or defend any Third Party Enforcement Action involving any (1) Spero Patents (excluding the Meiji Patents) in the Excluded Territory, and (2) all Meiji Patents worldwide. In the event that Spero does not exercise the first right to institute any Enforcement Action or defend any Third Party Enforcement Action under such Spero Patents or Meiji Patents, then GSK shall have the right (but not obligation) to institute such Enforcement Action or defend such Third Party Enforcement Action, as applicable, at its cost and expense; provided that, the right of GSK to institute such Enforcement Action or defend such Third Party Enforcement Action, as applicable, shall be subject to the prior written consent of Meiji.

(c) Cooperation. Each Party will provide to the Party exercising its rights under this Section 7.3 reasonable assistance in such efforts, at such enforcing Party’s request and expense, including joining such action as a party if required by Law to pursue an Enforcement Action, Third Party Enforcement Action or providing the enforcing Party any reasonably requested documentation or other materials. Without limiting the foregoing, at a Party’s request, the other Party shall (and shall cause its Affiliates to) promptly provide such Party and its Affiliates with all relevant documentation (as may be reasonably requested by such Party) evidencing that such Party and its Affiliates are validly empowered by such other Party and its Affiliates to take such Enforcement Action or Third Party Enforcement Action with respect to the applicable Patent, including in such other Party’s name in accordance with the rights granted to such Party under this Section 7.3, as necessary. A Party or its applicable Affiliate shall join any such Enforcement Action or Third Party Enforcement Action with respect to the applicable Patent if the enforcing Party or any of its Affiliates determines that it is necessary to demonstrate “standing to sue.” The enforcing Party will keep the other Party regularly informed of the status and progress of such enforcement efforts, including providing the other Party a reasonable opportunity to

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comment on the enforcing Party’s determination of litigation strategy and the filing of important papers to the competent court and the enforcing Party will consider such comments in good faith. The non-enforcing Party shall have the right, at its own expense, to retain its own counsel with respect to its participation in any such Enforcement Action or Third Party Enforcement Action.

(d) Recovery of Damages. If any recovery or damages are realized by GSK as a result of an Enforcement Action or Third Party Enforcement Action, or there is any award or settlement of the same (whether by judgment or otherwise) awarded and paid to GSK, such amounts shall be considered Net Sales for purposes of the Sales Milestone Events set forth in Section 6.4 and GSK’s royalty obligations under Section 6.5. Any amount included in Net Sales pursuant to this Section 7.3(d) shall be ratably apportioned by GSK among such Calendar Quarters (and if applicable Calendar Years) consistent with the time period in which such infringing action occurred or to which such recovery or damages apply. GSK shall notify Spero of such amounts in the following Royalty Report delivered by GSK to Spero pursuant hereto, including any necessary adjustments to any previous Royalty Report.

7.4 Common Interest Agreement. All non-public information exchanged between the Parties or between a Party’s outside patent counsel and the other Party regarding the preparation, filing, prosecution, maintenance, defense and enforcement of the Spero Patents, GSK Licensed Patents or otherwise related to any the Compound or any Product, and all shared information regarding analyses or opinions of Third Party Patents or Know-How, shall be deemed Confidential Information. The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning any such Patents, Know-How or Confidential Information, including privilege under the common interest doctrine and similar or related doctrines. In furtherance of the foregoing, if the Parties agree that a separate agreement memorializing this understanding would be advantageous, the Parties shall negotiate and enter into a common interest agreement reflecting this understanding or any other common interest agreement as the Parties may mutually agree, including with respect to any product liability for a Product.

7.5 Maintenance of Freedom to Operate. The Parties shall use Commercially Reasonable Efforts to avoid infringing any Third Party’s Patents in conducting any activities under this Agreement and shall promptly notify the other Party if it becomes aware of any Third Party Patents that pertain to the activities of the Parties under this Agreement.

Article 8
CONFIDENTIALITY

8.1 Confidentiality Obligations. Except as expressly permitted by this Agreement, each Party agrees that during the Term and for [***] years thereafter, such Party shall, and shall ensure that its Affiliates and its and their respective Personnel (“Representatives”), hold in confidence all Confidential Information disclosed to it by the other Party pursuant to this

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Agreement (or the Existing Confidentiality Agreement, as applicable), unless such information:

(a) is or becomes generally available to the public other than as a result of improper disclosure by the Receiving Party or its Representatives;

(b) is already known by or in the possession of the Receiving Party or its Representatives at the time of disclosure by the Disclosing Party;

(c) is independently developed by the Receiving Party without use of or reference to the Disclosing Party’s Confidential Information, as documented by the Receiving Party’s business records; or

(d) is obtained by the Receiving Party from a Third Party that the Receiving Party believes, acting reasonably and in good faith, after due inquiry, has not breached any obligations of confidentiality.

The Receiving Party shall not disclose any of the Confidential Information of the Disclosing Party, except to those of its Representatives who need to know the Confidential Information for the purpose of performing the Receiving Party’s obligations, or exercising its rights, under this Agreement and who are bound by obligations of non-use and non-disclosure substantially similar to those set forth herein. The Receiving Party shall be responsible for any disclosure or use of the Confidential Information in breach of its obligations hereunder by such Representatives. The Receiving Party shall protect Confidential Information using not less than the same degree of care with which it treats its own confidential information, but at all times shall use at least reasonable care. Each Party shall: (i) implement and maintain appropriate security measures to prevent unauthorized access, disclosure or use of the other Party’s Confidential Information; (ii) promptly notify the other Party of any unauthorized access or disclosure of such other Party’s Confidential Information; and (iii) cooperate with such other Party in the investigation and remediation of any such unauthorized access or disclosure.

8.2 Use Restrictions. Notwithstanding Section 8.1 and subject to Section 8.3, a Receiving Party may, in connection with performing its obligations or exercising its rights and performing its obligations under this Agreement, disclose the Confidential Information of the Disclosing Party (except that, where Spero is the Receiving Party, Spero may only disclose Product Information prior to the Completion of the Required Studies), including for purposes of:

(a) filing or prosecuting patent applications, pursuant to the terms of Section 7.2;

(b) prosecuting or defending litigation as permitted by this Agreement;

(c) conducting pre-clinical studies or Clinical Trials of any Product;

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(d) seeking or maintaining Regulatory Approval of any Product, with respect to GSK, in the GSK Territory, and with respect to Spero, in the Excluded Territory;

(e) complying with Law, including, subject to Section 8.5(b), securities Laws and the rules of any securities exchange or market on which a Party’s securities are or are planned to be listed or traded;

(f) in the case of Spero, complying with its obligations to Meiji under the Meiji Agreement; or

(g) to such Receiving Party’s actual or potential partners, acquirers, financing sources, investment bankers, financial advisors, licensors, (sub)licensees and their respective Personnel, each of whom prior to disclosure must be bound by similar obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Article 8.

In making any disclosures set forth in clauses (a) through (e) above, the Receiving Party shall, where reasonably practicable, give such advance notice to the Disclosing Party of such disclosure requirement as is reasonable under the circumstances and will use its reasonable efforts to cooperate with the Disclosing Party in order to secure confidential treatment of such Confidential Information required to be disclosed. In addition, in connection with any permitted filing by either Party of this Agreement with any Governmental Body the Receiving Party shall (i) endeavor to obtain confidential treatment of economic, trade secret information and such other information as may be requested by the Disclosing Party, (ii) provide the Disclosing Party with the proposed confidential treatment request within a reasonable time for the Disclosing Party to provide comments, and the Receiving Party shall consider and incorporate such comments in good faith in connection with its submission of its confidential treatment request, and (iii) submit the proposed disclosure in writing to the Disclosing Party as far in advance as reasonably practicable (and in no event less than [***] Business Days prior to the anticipated date of disclosure) so as to provide a reasonable opportunity to comment thereon and the Receiving Party shall incorporate such comments in good faith.

8.3 Required Disclosure. Notwithstanding Section 8.1 and Section 8.4, (a) the Receiving Party may disclose the Confidential Information of the Disclosing Party to the extent required by Law or court order; provided, however, that the Receiving Party shall first provide the Disclosing Party prior notice of such disclosure and give the Disclosing Party a reasonable opportunity to quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order or required to be disclosed be held in confidence by such court or Governmental Body or, if disclosed, be used only for the purposes for which the order was issued or such disclosure was required by Law; provided, further, that the Confidential Information disclosed in response to such order or as required by Law shall be limited to the information that is legally required to be disclosed in response to such order or by such Law; and (b) the Receiving Party may disclose Confidential Information of the Disclosing Party to the extent any such disclosure is, in the opinion of the Receiving Party’s counsel, required by

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Law or the rules of a stock exchange on which the securities of the Receiving Party are listed (or to which an application for listing has been submitted); provided that, in the event the Receiving Party is, in the opinion of its counsel, required by Law or the rules of a stock exchange on which its securities are listed (or to which an application for listing has been submitted) to make such a public disclosure, such Receiving Party shall submit the proposed disclosure to the Disclosing Party as far in advance as reasonably practicable so as to provide a reasonable opportunity to comment thereon.

8.4 Publications. Spero shall have the right to make publications regarding any Development or Commercialization of the Compound or any Products conducted by or on behalf of Spero (or its Affiliates, licensees or sublicensees, as applicable) in the Excluded Territory, subject to the prior approval of GSK; provided that (a) Spero shall submit such publication to GSK at least [***] Business Days in advance of the intended submission for publication or presentation of such publication for GSK’s review; (b) to the extent GSK notifies Spero of any specific, reasonable objections to such publication, based on concern regarding the specific disclosure of any Know-How or other Confidential Information of GSK (or any of its Affiliates or Sublicensees), as applicable, Spero will delete any such Know-How or other Confidential Information and, acting reasonably and in good faith, consider any other such objections, including whether it is necessary or advisable to delete any other information from such proposed publication; and (c) upon GSK’s request, Spero shall delay any such publication or presentation as needed to preserve the patentability of any Know-How or other Confidential Information of GSK (or any of its Affiliates or Sublicensees); provided that GSK may elect to extend such publication review period for up to an additional [***] Business Days if GSK reasonably requests such extension, including for the preparation and filing of any such patent applications. Once any such publication is accepted for publication, Spero shall provide GSK with a copy of the final version of such publication. Subject to Section 14.7, notwithstanding anything to the contrary in this Agreement, for the avoidance of doubt, GSK shall have the right to make any publications regarding the Development or Commercialization of the Compound or any Product in the GSK Territory as it chooses, in its sole discretion, without the approval of Spero; provided that the rights of GSK and the obligations of Spero, in each case, in clauses (a), (b) and (c) shall apply mutatis mutandis, respectively, to Spero for such rights and to GSK for such obligations with respect to any proposed publication by GSK regarding the Development or Commercialization of the Compound or any Product in the GSK Territory.

8.5 Public Disclosures.

(a) Except as required by Law or as permitted pursuant to Section 8.3, neither Party shall issue any press release or public statement disclosing information relating to (i) this Agreement or the transactions contemplated hereby or the terms hereof; (ii) the Development, Manufacture or Commercialization of the Compound or any Product in such Party’s respective Territory; or (ii) any Confidential Information of the other Party, in each case ((i), (ii) or (iii)), without the prior written consent of such other Party; provided, however, notwithstanding the foregoing, on the Execution Date (or at such later date as mutually agreed by the Parties), each Party will issue a press release substantially in the

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form attached as Schedule 8.5. For the avoidance of doubt, neither Party shall have the right to issue any press release or public statement disclosing information relating to the Development, Manufacture or Commercialization of the Compound or any Product by the other Party in its respective Territory.

(b) The Parties acknowledge that either or both Parties may be obligated to file under applicable Laws a copy of this Agreement with the U.S. Securities and Exchange Commission or other Governmental Body. Each Party shall be entitled to make such a required filing, provided that it requests confidential treatment of the commercial terms and sensitive technical terms hereof and thereof, including trade secret information, to the extent such confidential treatment is reasonably available to such Party. In the event of any such filing, each Party will provide the other Party with a copy of this Agreement marked to show provisions for which such Party intends to seek confidential treatment and shall reasonably consider the other Party’s reasonable comments thereon, to be provided within [***] Business Days of receipt, to the extent consistent with the legal requirements, with respect to the filing Party, governing disclosure of material agreements and material information that must be publicly filed.

8.6 Return or Destruction of Confidential Information. Upon expiration or termination of this Agreement, each Party shall return, or at the other Party’s option, destroy all relevant records and materials in its possession or control containing any Confidential Information of such other Party in a manner reasonably agreed upon by the Parties; provided that the Receiving Party may retain a copy of computer records or files containing such Confidential Information that have been created pursuant to automatic archiving or back-up procedures that cannot reasonably be deleted or to the extent required for the exercise of any of its rights that survive such expiration or termination pursuant to Section 11.5 or Section 11.7; provided, however, that such copy will be kept confidential by the Receiving Party in accordance with the terms and provisions of this Agreement for as long as the Receiving Party is in possession of such copy.

8.7 Equitable Relief. Due to the unique nature of the Confidential Information, the Parties agree that any breach or threatened breach by a Party of this Article 8 with respect to the other Party’s Confidential Information will cause not only financial harm to the other Party, but also irreparable harm for which money damages will not be an adequate remedy. Therefore, the other Party shall be entitled, in addition to any other legal or equitable remedies, to seek an injunction or similar equitable relief against any such breach or threatened breach by such Party without the necessity of proving actual damages or posting any bond.

Article 9
REPRESENTATIONS AND WARRANTIES

9.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party, as of the Execution Date, and as of the Effective Date (as though then made), that:

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(a) such Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization;

(b) such Party has taken all action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement;

(c) this Agreement is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Agreement, except as enforcement may be limited by applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles including judicial principles affecting the availability of specific performance;

(d) the execution, delivery and performance of this Agreement by such Party does not conflict with, breach or create in any Person the right to accelerate, terminate or modify any agreement or instrument to which such Party is a party or by which such Party is bound, and does not violate any Law of any Governmental Body having authority over such Party, such Party’s charter documents, bylaws or other organizational documents or any order, writ, judgment, injunction, decree, determination or award of any court or Governmental Body presently in effect applicable to such Party;

(e) such Party is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or would adversely affect the diligent and complete fulfillment of its obligations hereunder;

(f) such Party has all right, power and authority to enter into this Agreement and to perform its obligations under this Agreement, and it has the right to grant to the other the licenses and sublicenses granted pursuant to this Agreement;

(g) there is no pending proceeding that has been commenced against such Party that challenges, or would reasonably be expected to have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated hereby;

(h) neither such Party nor any of its Affiliates has employed or otherwise used in any capacity the services of any Person debarred under United States Law, including under 21 U.S.C. § 335a or any foreign equivalent thereof; and

(i) except as set forth in Article 12, no consent, approval or authorization by any Person or Governmental Body is required with respect to the execution and delivery of this Agreement by it or the consummation by it of the transactions contemplated hereby.

9.2 Spero’s Additional Representations and Warranties. Except as set forth in Schedule 9.2 (as such Schedule 9.2 may be updated pursuant to Section 12.1), Spero represents and warrants to GSK that, as of the Execution Date and as of the Effective Date (as though then made):

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(a) Schedule 9.2(a) sets forth an accurate and complete list of all Spero Patents, existing as of the Execution Date and all such Spero Patents (i) are subsisting and in good standing, (ii) are being diligently prosecuted in the respective patent offices in the respective Territory in accordance with Law, (iii) all applicable filing and maintenance fees therefor have been paid on or before the due date for payment, and (iv) are not invalid or unenforceable, in whole or in part;

(b) no claims have been asserted against Spero or any of its Affiliates, licensees or sublicensees or threatened by any Person (i) challenging the validity, enforceability or ownership of any Spero Intellectual Property or Spero Regulatory Documentation, or (ii) to the effect that the Development, Manufacturing or Commercialization of the Meiji Compound in the form set forth in Schedule 1.38(a) or the Spero Compound in the form set forth in Schedule 1.38(b), infringes any Patents of any Person or misappropriates any Know-How of any Person;

(c) to Spero’s knowledge, the conduct of any Development or Manufacture activities with respect to the Compound or any Product by or on behalf of Spero or any of its Affiliates, licensees or sublicensees, as conducted on or prior to the Execution Date and the Effective Date, as applicable), does not infringe, misappropriate or otherwise violate any Patents, Know-How or any other intellectual property rights of any Person;

(d) none of the Spero Patents existing as of the Execution Date is the subject of any pending or extant litigation procedure, discovery process, interference, reissue, reexamination, opposition, appeal Proceedings, post-grant review, inter partes review or any other legal dispute, provided that the following excludes office actions or similar communications issued by any patent office or comparable registration authority in the ordinary course of prosecution of any patent application within such Spero Patents;

(e) other than the Spero Intellectual Property in existence as of the Execution Date or the Effective Date, as applicable, neither Spero nor any of its Affiliates owns or otherwise Controls (including via license) rights under any Patents or Know-How that are, as of the Execution Date or the Effective Date, as applicable, necessary for, or actually used in, the Development, Manufacture or Commercialization of the Meiji Compound in the form set forth in Schedule 1.38(a) or the Spero Compound in the form set forth in Schedule 1.38(b) (or any Product that contains such form of the Meiji Compound or the Spero Compound, as applicable), in each case in the GSK Territory;

(f) Spero and its Affiliates have taken commercially reasonable measures to protect the secrecy, confidentiality, and value of all Spero Know-How that constitutes trade secrets under Law (including requiring all Personnel to execute agreements requiring all such Personnel to maintain the confidentiality of such Spero Know-How), and such Spero Know-How has not been used or disclosed to any Third Party except pursuant to confidentiality agreements or agreements containing confidentiality obligations and such Persons have not breached any such confidentiality agreement;

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(g) as of immediately prior to the Execution Date, Spero and its Affiliates own or otherwise Control all right, title and interest in and to all Spero Intellectual Property and Spero Regulatory Documentation free and clear of any liens, security interests, charges and encumbrances;

(h) with respect to all Spero Intellectual Property, (i) Spero and its Affiliates and their licensees and sublicensees have obtained from all Personnel who participated in the invention or authorship thereof, assignments of all ownership rights of such Personnel in such Spero Intellectual Property, either pursuant to written agreement or by operation of Law; (ii) all of its Personnel have executed agreements or have existing obligations under Law requiring assignment to Spero or its Affiliate, licensee or sublicensee, as applicable, of all rights, title, and interests in and to their inventions made during the course of and as the result of this Agreement; and (iii) no Personnel of Spero or its Affiliate or their Personnel is subject to any agreement with any other Person that requires such Personnel to assign any interest in any Spero Intellectual Property to any Person other than Spero or its Affiliate or their licensees or sublicensees;

(i) no claims have been asserted against Spero or any of its Affiliates in connection with the conduct of any Clinical Trials (including in respect of any Adverse Event(s) suffered by any human subject volunteers) and neither Spero nor its Affiliates are aware of any fact, matter or circumstance that may give rise to such a claim being asserted in future;

(j) (i) Spero or its Affiliates have the right to grant to GSK the rights and licenses under the Spero Intellectual Property, Spero Regulatory Documentation and Meiji Regulatory Documentation as set forth under this Agreement, including the right to use any [***] in the Development, Manufacture and Commercialization of the Compound and any Products as contemplated by this Agreement in reliance on, through the use of, or reference to, the Existing NDA (as the same may be amended, modified, supplemented by GSK from time to time) and any [***] included or incorporated into the Existing NDA (or any other Spero Regulatory Documentation or Meiji Regulatory Documentation), and (ii) neither Spero nor any of its Affiliates has previously licensed, assigned, transferred or otherwise conveyed any right, title, option or interest in or to any Spero Intellectual Property, Spero Regulatory Documentation or Meiji Regulatory Documentation (which right, title, option or interest has not been duly and irrevocably terminated) to any Person that would conflict with any of the rights or licenses granted to GSK under this Agreement;

(k) all [***] included in the Existing NDA (or any other Spero Regulatory Documentation) was also included in the Meiji Regulatory Documentation, and there is no [***] (other than that included in the Existing NDA or other Spero Regulatory Documentation and Meiji Regulatory Documentation) that is necessary or useful for GSK to research, Develop, Manufacture and Commercialize the Compound and any Product in the GSK Territory;

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(l) all Development, including any Clinical Trials, of the Compound conducted prior to the Execution Date have been conducted in compliance in all material respects with all applicable Laws;

(m) as of the Execution Date, Spero has provided GSK with a true, correct and complete copy of any agreements to which Spero or any of its Affiliates is a party that relates to the Compound (including the Development, Manufacture or Commercialization thereof) and except for the Meiji License, there is no agreement with any Person pursuant to which Spero or any of its Affiliates has licensed any Patents or Know-How of such Person that would be necessary or useful in the Development, Manufacture or Commercialization of the Meiji Compound in the form set forth in Schedule 1.38(a) or the Spero Compound in the form set forth in Schedule 1.38(b) (or any Product that contains such form of the Meiji Compound or the Spero Compound, as applicable) in the Field in the GSK Territory;

(n) neither Spero nor its Affiliates, nor, to Spero’s knowledge, any of its or their respective Personnel has committed an act, made a statement or failed to act or make statement, in any case, that (i) would be or create an untrue statement of material fact or fraudulent statement to the FDA or any other Regulatory Authority with respect to the Development, Manufacture or Commercialization of the Compound or any Product, or (ii) could reasonably be expected to provide a basis for the FDA or any other Regulatory Authority to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies, with respect to the Development, Manufacture or Commercialization of the Compound or any Product;

(o) (i) all Human Biological Samples used in the Development, Manufacture or Commercialization of the Compound or any Product conducted by or on behalf of Spero and its Affiliates have been obtained, stored, transferred, used and disposed of in accordance in all material respects with Laws and any generally accepted ethical guidelines regarding the collection, use, transport and disposal of human tissue, (ii) all ethics committee approvals have been obtained to enable the use of the Spero Human Biological Samples obtained from patients or human subject volunteers or other donors in connection with the Development, Manufacture or Commercialization of the Compound or any Product conducted by or on behalf of Spero and its Affiliates, (iii) all uses of Spero Human Biological Samples in the Development, Manufacture or Commercialization of the Compound or any Product conducted by or on behalf of Spero and its Affiliates fall within the terms of the informed consent given by the donors of such Spero Human Biological Samples, and (iv) no human embryonic or fetal derived material (including cell lines) have been used in the Development, Manufacture or Commercialization of the Compound or any Product conducted by or on behalf of Spero and its Affiliates;

(p) Spero and its Affiliates have made available to GSK all toxicology studies, clinical data, process and analytical development information, CMC data and information, manufacturing process data, filings and correspondence with Regulatory Authorities (including all

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correspondence with or to the FDA as of the Execution Date), and all other information in its possession or control relating to the Compound or any Product;

(q) all written data, results and other information disclosed by Spero to GSK at any time prior to the Execution Date relating to the Compound, any Product, the Spero Intellectual Property, Spero Regulatory Documentation or Meiji Regulatory Documentation is true and accurate, was generated in accordance with the Data Integrity Practices set forth in Schedule 4.11(b), and did not omit important information known to Spero that would be required to be disclosed in order to make such data, results and other information that was disclosed to GSK not misleading in any material respect;

(r) neither Spero nor its Affiliates are aware of any fact, matter or circumstance that would be likely to negatively affect the outcome of any inspection the FDA may carry out in respect of the Manufacturing facilities owned and/or operated by any CMO and which facilities are used in the Clinical Manufacture of the Compound or any Product (as applicable) and/or which are intended to be used in the Commercial Manufacture of the Compound or any Product (as applicable);

(s) Meiji:

(i) as of the Execution Date, Spero has satisfied its obligations under Section 2.4.1 and Section 3.3.2 of the Meiji License;

(ii) except for (A) the rights retained by Meiji under the Meiji License with respect to the Meiji Patents and (B) Meiji’s rights under the Meiji License with respect to Jointly Generated Patent Rights (as defined in the Meiji License), of which none exist as of the Execution Date, no Person has any rights to control, be informed of or provide any input with respect to the prosecution of any Spero Patents;

(iii) Spero owns or Controls all Know-How that was discovered, developed, generated, invented, derived, created, conceived or reduced to practice under the Meiji License, and all Patents claiming such Know-How, in each case that is necessary or useful to Develop, Manufacture (or have Manufactured) or Commercialize the Compound or any Product in the Field in the GSK Territory;

(iv) Meiji obtained [***] written consent to Meiji’s entering into the Meiji License with Spero for Meiji to, and [***] to, (A) supply the Compound to Spero and its Affiliates (including the Spero New Formulation Product for purposes of the Required Studies pursuant to Section 4.2(a)), (B) help Develop any Product for Spero and its Affiliates in the GSK Territory, and (C) supply any Product to Spero and its Affiliates (including the Spero New Formulation Product for purposes of the Required Studies pursuant to Section 4.2(a)) for use in the GSK Territory, in each case as more fully set forth in the [***], which consent (1) to Spero’s knowledge, is valid and enforceable under applicable Law and (2) remains in full force and effect as of the Execution Date and the Effective Date;

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(v) (A) the Meiji License and the rights and licenses granted to Spero pursuant thereto with respect to the Meiji Intellectual Property, [***] and Meiji Regulatory Documentation are in full force and effect and, by their terms, the Meiji Intellectual Property, [***] and Meiji Regulatory Documentation (including for avoidance of doubt any [***] included or incorporated into the Meiji Regulatory Documentation or Spero Regulatory Documentation in reliance on the Meiji License) are sublicenseable to GSK as contemplated by this Agreement, (B) neither Meiji nor Spero is in breach of the Meiji License, and (C) Spero has not received any notice from Meiji of Spero’s breach or notice of threatened breach by Spero thereof;

(vi) there are no challenges to or violation of the rights granted to Spero or its Affiliates pursuant to the Meiji License by any Third Party;

(vii) other than (A) the right of Meiji to Develop and Manufacture (including to have Manufactured) the Compound or any Product in the GSK Territory solely for the purpose of furthering the Development and Commercialization of the Compound or any Product in the Field in the Excluded Territory and (B) solely with respect to the Meiji Intellectual Property and Meiji Regulatory Documentation, the non-exclusive and sublicensable license granted by Meiji to [***] under the [***] (which license survives the expiration of the [***]), Spero has not, directly or indirectly (including [***] through the Meiji License), granted any rights or licenses to any other Person to Develop, Manufacture or Commercialize the Compound or any Product using the Spero Intellectual Property or Spero Regulatory Documentation in the Field in the GSK Territory;

(t) [***]:

(i) the use of the Spero Intellectual Property, Spero Regulatory Documentation (including the Existing NDA) and Meiji Regulatory Documentation by GSK to [***] in the manner contemplated by this Agreement does not misappropriate any [***]; and

(ii) the Spero Intellectual Property, Spero Regulatory Documentation and Meiji Regulatory Documentation licensed to GSK hereunder (x) represent all of the intellectual property rights that have been or are being used by Spero or its Affiliates in the conduct of its [***], and (y) represent all of the intellectual property rights Controlled by Spero or its Affiliates, licensees or sublicensees that are [***].

9.3 GSK’s Additional Representations and Warranties. GSK represents and warrants to Spero that, as of the Execution Date and as of the Effective Date (as though then made):

(a) no Personnel of GSK or its Affiliates or their Personnel is subject to any agreement with any other Person that requires such Personnel to assign any interest in any GSK Licensed Intellectual Property to any Person other than GSK or its Affiliate or their licensees or sublicensees; and

(b) (i) GSK or its Affiliates have the right to grant to Spero and its Affiliates the rights and licenses under the GSK Licensed Intellectual Property and GSK Regulatory

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Documentation as set forth under this Agreement, and (ii) neither GSK nor any of its Affiliates has previously licensed, assigned, transferred or otherwise conveyed any right, title, option or interest in or to any GSK Licensed Intellectual Property or GSK Regulatory Documentation (which right, title, option or interest has not been duly and irrevocably terminated) to any Person that would conflict with any of the rights or licenses granted to Spero and its Affiliates under this Agreement.

9.4 Disclosure Schedule References. The Parties agree that any disclosure in any section of Schedule 9.2 shall be deemed to be an exception to the representations and warranties of Spero that are contained in the corresponding Section of this Agreement; provided that any information disclosed under any section of Schedule 9.2 shall be deemed to be disclosed and incorporated into any section of Schedule 9.2 where such disclosure would be appropriate and reasonably apparent.

9.5 Additional Covenants.

(a) Neither Party nor any of its Affiliates has employed or otherwise used in any capacity, and neither Party nor any of its Affiliates will employ or otherwise use in any capacity, the services of any Person debarred under United States Law, including under 21 U.S.C. § 335a or any foreign equivalent thereof, including with respect to the Compound or any Product.

(b) During the Term, Spero shall not (and shall cause its Affiliates and sublicensees to not) (i) assign, transfer, convey, encumber (through any liens, charges, security interests, mortgages or similar actions) or dispose of, or enter into any agreement with any Person to assign, transfer, convey, encumber (through lien, charge, security interest, mortgage or similar action) or dispose of, any Spero Intellectual Property or Spero Regulatory Documentation to any Person without the prior consent of GSK (other than Spero’s assignment of its rights in the Arising Intellectual Property to GSK hereunder) or (ii) fail to maintain the Spero Intellectual Property in the ordinary course of business, and in compliance with applicable Law, in each case ((i) – (ii)), in any manner that would conflict with, limit the scope of or adversely affect in any material respect any of the rights or licenses granted to GSK under this Agreement. During the Term, Spero covenants (on behalf of itself and its Affiliates, licensees and sublicensees) to ensure that any Spero Intellectual Property, Spero Regulatory Documentation and Meiji Regulatory Documentation is and remains Controlled by Spero (or its Affiliates, licensees or sublicensees and except for Spero’s assignment of its rights in the Arising Intellectual Property to GSK hereunder) such that Spero maintains the full rights to grant the rights and licenses to the Spero Intellectual Property, Spero Regulatory Documentation and Meiji Regulatory Documentation to GSK as contemplated hereunder, including the rights granted to GSK under Section 2.1. During the Term, GSK covenants (on behalf of itself and its Affiliates, licensees and Sublicensees) to ensure that any GSK Licensed Intellectual Property is and remains Controlled by GSK (or its Affiliates), such that GSK maintains the full rights to grant the rights and licenses to the GSK Licensed Intellectual Property to

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Spero as contemplated hereunder, including as contemplated to be granted to Spero under Section 11.7(b)(iv)(A) and Section 11.7(b)(iv)(A).

(c) During the Term, neither Spero (nor any of its Affiliates) shall amend, modify or terminate any agreement to which Spero (or such Affiliate) is a party with any Person (excluding any amendment or modification of the Meiji License that is expressly contemplated hereby) pursuant to which, as applicable, any Spero Intellectual Property, Spero Regulatory Documentation or Meiji Regulatory Documentation is in-licensed, whether such agreement exists as of the Execution Date or is entered into by Spero (or such Affiliate) after the Execution Date, in a manner that would adversely affect GSK’s rights or licenses under this Agreement without first obtaining GSK’s written consent; provided that Spero shall not be deemed to have breached this Section 9.5(c) with respect to any such amendment, modification or termination of such agreement that is attributable to any action or omission of GSK as a licensee or sublicensee of Spero which constitutes a material breach by GSK of this Agreement.

(d) During the Term, each Party will, and will ensure that its Affiliates, licensees, sublicensees and permitted subcontractors obtain written agreements from any and all Persons involved in or performing any Development activities by or on behalf of such Party under this Agreement that (i) presently assign such Persons’ rights, title, and interests in and to any Arising Know-How or Arising Patents to the Party that is the counterparty to such agreements, in each case, prior to any such Persons performing such Development activities, (ii) require such Persons to promptly report any invention, discovery, or other Intellectual Property to the Party that is the counterparty to such agreements, (iii) require such Persons to cooperate in the preparation, filing, prosecution, maintenance and enforcement of any patents and patent applications by the Party that is the counterparty to such agreements, and (iv) require such Persons to perform all acts and signing, executing, acknowledging, and delivering any and all documents required for effecting the obligations and purposes of this Agreement. It is understood and agreed that such invention assignment agreement need not reference this Agreement.

(e) Following the Effective Date, GSK and Spero shall, at each Party’s own cost and expense, use Commercially Reasonable Efforts and shall cooperate with one another to [***] of Spero’s [***] with respect to the Development of tebipenem HBR in the United States ([***]) as soon as practicable following GSK’s written request.

9.6 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, INCLUDING AS SET FORTH IN THIS Article 9, NEITHER PARTY NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY OR ANY OF ITS AFFILIATES, AND EACH PARTY HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF DESIGN, QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF PATENTS, AND NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES OR ARISING FROM A COURSE OF DEALING,

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USAGE OR TRADE PRACTICES. EACH PARTY UNDERSTANDS THAT THE COMPOUND AND PRODUCTS ARE THE SUBJECT OF ONGOING RESEARCH AND DEVELOPMENT, AND THAT NEITHER PARTY CAN ASSURE, AND EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY, THAT THE DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION OF THE COMPOUND OR PRODUCTS PURSUANT TO THIS AGREEMENT WILL RECEIVE REGULATORY APPROVAL OR WILL BE SAFE, EFFECTIVE, USEFUL OR SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO THE COMPOUND OR PRODUCTS WILL BE ACHIEVED.

Article 10
INDEMNIFICATION

10.1 Indemnification by GSK. Subject to the other provisions of this Article 10, GSK shall indemnify, defend and hold harmless Spero and its Affiliates and each of their respective Personnel and their respective successors and assigns (collectively, the “Spero Indemnitees”) from and against any and all liability, damage, loss, fines, penalties, cost or expense (including reasonable attorneys’ fees) (“Losses”) incurred by or rendered against such Spero Indemnitee in connection with Third Party claims, investigations, demands or suits (“Third Party Claims”) to the extent arising out of or resulting from: (a) GSK’s or any of its GSK Indemnitees’ gross negligence, reckless conduct or willful misconduct in performing its rights and obligations under this Agreement; (b) any breach by GSK of its representations and warranties, covenants or obligations set forth in this Agreement; or (c) the Development, Manufacture or Commercialization of the Compound or any Products by or on behalf of GSK or its Affiliates or Sublicensees in the Field in the GSK Territory on or after the Effective Date; provided, however, that GSK’s obligations pursuant to this Section 10.1 shall not apply to the extent such claims or suits are covered by Spero’s obligations under Section 10.2 or are based on, arise or result from, or are attributable to a Specified Claim.

10.2 Indemnification by Spero. Subject to the other provisions of this Article 10, Spero shall indemnify, defend and hold harmless GSK, its Affiliates and each of their respective Personnel and their respective successors and assigns (collectively, the “GSK Indemnitees”) from and against any and all Losses incurred by or rendered against such GSK Indemnitee in connection with Third Party Claims to the extent arising out of or resulting from: (a) Spero’s or any of Spero Indemnitee’s gross negligence, reckless conduct or willful misconduct in performing its rights and obligations under this Agreement; (b) any breach by Spero of its representations and warranties, covenants or obligations set forth in this Agreement; (c) the Development, Manufacture or Commercialization of the Compound or any Product by or on behalf of Spero or any of its Affiliates, licensees or sublicensees in the GSK Territory prior to the Effective Date or following any termination of this Agreement; (d) the conduct of the Development activities set forth in the Development Plan and the performance of the Required Studies; or (e) the Development, Manufacture or Commercialization of the Compound or any Product by or on behalf of Spero or any of its Affiliates, licensees or sublicensees in the Field in the Excluded

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Territory; provided, however, that Spero’s obligations pursuant to this Section 10.2 shall not apply to the extent that such claims or suits are covered by GSK’s obligations under Section 10.1.

10.3 Specified Claims.

(a) GSK’s indemnification obligations set forth in Section 10.1 shall not apply to any Specified Claim brought against any Spero Indemnitee by [***] or any Losses incurred or suffered by a Spero Indemnified Party that are based on, arise or result from, or are attributable to any Specified Claim.

(b) Spero shall indemnify, defend and hold harmless the GSK Indemnitees from and against any and all Losses incurred by or rendered against such GSK Indemnitee that are based on, arise or result from, or are attributable to any Specified Claim, including for clarity a Specified Claim based on, arising or resulting from or attributable to (i) any breach by Spero of its representations and warranties set forth in [***] of this Agreement, or (ii) the use of any [***] in the Development, Manufacture and Commercialization of the Compound and any Products as contemplated by this Agreement, including in reliance on, through the use of, or reference to, the Existing NDA (as the same may be amended, modified, supplemented by GSK from time to time) and any [***] included or incorporated into the Existing NDA (or any other Spero Regulatory Documentation or Meiji Regulatory Documentation).

10.4 Notification of Claims; Conditions to Indemnification Obligations.

(a) Spero shall promptly notify GSK of any Specified Claim (or Specified Claim threatened in writing) as soon as it becomes aware of such Specified Claim. In addition, as a condition to a Party’s right to receive indemnification under this Article 10 with respect to any Third Party Claim or Specified Claim, as applicable, it shall: (i) promptly notify the other Party as soon as it becomes aware of a Third Party Claim or Specified Claim for which indemnification may be sought pursuant hereto, provided that the failure to give such notice will not relieve the indemnifying Party of its indemnity obligation hereunder except to the extent that such failure materially prejudices the indemnifying Party; (ii) cooperate, and cause the individual Indemnitees to cooperate, with the indemnifying Party in the defense, settlement or compromise of such Third Party Claim or Specified Claim; and (iii) except as set forth in Section 10.5, permit the indemnifying Party to control the defense, settlement or compromise of such Third Party Claim or Specified Claim (which control shall be assumed within [***] days after the indemnifying Party’s receipt of an notice of such Third Party Claim or Specified Claim), including the right to select defense counsel. In no event, however, may the indemnifying Party compromise or settle any Third Party Claim or Specified Claim in a manner which admits fault or negligence on the part of the indemnified Party or any Indemnitee without the prior consent of the indemnified Party. Each Party shall reasonably cooperate with the other Party and its counsel in the course of the defense of any such Third Party Claim or Specified Claim, such cooperation to include using reasonable efforts to provide or make available documents, information

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and witnesses. In any such proceeding, the indemnified Party will have the right to retain its own counsel, but the fees and expenses of such counsel will be at the expense of the indemnified Party unless (A) the indemnifying Party and the indemnified Party will have agreed to the retention of such counsel or (B) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying Party and the indemnified Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them. All such fees and expenses of the indemnified Party by application of the foregoing clause (A) or (B) will be reimbursed by the indemnifying Party as they are incurred. Except as set forth in Section 10.5, the indemnifying Party shall have no liability under this Article 10 with respect to any such Third Party Claims or Specified Claims settled or compromised without its prior written consent.

(b) In the event that notice of any Third Party Claim or Specified Claim for indemnification under this Article 10 has been timely given within the applicable survival period, the representations, warranties, covenants and agreements that are the subject of such indemnification shall survive with respect to such claim or suit until such time as such claim or suit is finally resolved.

10.5 Defense of Specified Claims. Notwithstanding anything in this Article 10 to the contrary, and without relieving Spero’s indemnification obligations, with respect to any Specified Claim brought against any GSK Indemnitee, GSK shall have the right to control the defense, settlement or compromise of such Specified Claim, including the right to select defense counsel; provided, however, in no event may GSK compromise or settle such Specified Claim in a manner which admits fault or negligence on the part of Spero without Spero’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed). Each Party shall reasonably cooperate with the other Party and its counsel in the course of the defense of any such Specified Claim, such cooperation to include using reasonable efforts to provide or make available documents, information and witnesses. In any such proceeding, Spero will have the right to retain its own counsel, at its sole cost and expense.

10.6 Mitigation of Loss. Each indemnified Party will take and will procure that its Affiliates and Indemnitees take all such reasonable steps and action as are reasonably necessary or as the indemnifying Party may reasonably require in order to mitigate any Losses arising as a result of any Third Party Claims. Nothing in this Agreement shall or shall be deemed to relieve any Party of any common law or other duty to mitigate any losses incurred by it.

10.7 Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, TO THE MAXIMUM EXTENT PERMITTED BY LAW, EXCEPT WITH RESPECT TO (A) EITHER PARTY’S RESPECTIVE INDEMNIFICATION OBLIGATIONS FOR LOSSES CAUSED BY OR ARISING OUT OF THIRD PARTY CLAIMS UNDER SECTION 10.1 OR SECTION 10.2 OR SPECIFIED CLAIMS UNDER SECTION 10.3(b) OR (B) EITHER PARTY’S BREACH OF ITS CONFIDENTIALITY AND NON-USE OBLIGATIONS UNDER Article 8, IN NO EVENT SHALL

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EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR ANY INDIRECT, PUNITIVE, SPECIAL, incidental, exemplary OR CONSEQUENTIAL DAMAGES (INCLUDING FOR LOST REVENUES AND LOST PROFITS (WHETHER DIRECT OR INDIRECT)), REGARDLESS OF THE THEORY OF LIABILITY (INCLUDING CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE), IN EACH CASE, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY BREACH HEREOF, IRRESPECTIVE OF WHETHER SUCH PARTY OR ANY REPRESENTATIVE OF SUCH PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE OR WHETHER SUCH LOSS OR DAMAGE WAS REASONABLY FORESEEABLE. IN ADDITION, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL SPERO BE LIABLE TO GSK OR ANY GSK INDEMNITEE FOR ANY LOSSES INDIVIDUALLY OR IN THE AGGREGATE IN EXCESS OF AMOUNTS PAID or Payable BY GSK TO SPERO PURSUANT TO THIS AGREEMENT.

10.8 Insurance. Each Party will maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement and will furnish to the other Party evidence of such insurance upon request; provided that each Party shall maintain insurance in such amounts and on such terms based on advice from insurance professionals for companies of similar size and with similar resources; provided, further, that if, at any time during the Term, a Party ceases to maintain the same level of insurance coverage with respect to such Party’s obligations under this Agreement, such Party shall promptly notify the other Party thereof. Notwithstanding the foregoing, a Party may self-insure to the extent that it self-insures for its other activities.

Article 11
TERM AND TERMINATION

11.1 Term and Expiration. Subject to Article 12, the term of this Agreement (the “Term”) shall commence on the Effective Date and, unless earlier terminated as provided in this Article 11, shall continue in full force and effect, on a country-by-country and Product-by-Product basis, until the expiration of the Royalty Term for the applicable Product in such country; provided that this Agreement shall terminate in its entirety upon [***].

11.2 Termination for Convenience by GSK. At any time during the Term, GSK may, at its convenience, terminate this Agreement (a) in its entirety; or (b) on a Product-by-Product and/or country-by-country basis, upon [***] days’ prior written notice to Spero. Notwithstanding the foregoing, GSK shall not have the right to terminate this Agreement pursuant to this Section 11.2 (in its entirety or in the United States), during the period commencing as of the Initiation of the Required Phase III Study and ending on the Last Patient/Last Visit of the Required Phase III Study, unless (i) such period of time is greater than [***] months after Initiation of the Required Phase III Study, or (ii) following the

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Interim Analysis, GSK determines, in its sole discretion, that [***]; provided, however, the foregoing restriction shall have no impact on the ability of GSK to terminate this Agreement pursuant to Section 11.3, Section 11.4, or Section 11.5 at any time.

11.3 Termination for Material Breach.

(a) Material Breach. Upon any material breach of this Agreement by a Party (the “Breaching Party”), the other Party (the “Non-Breaching Party”) will have the right, but not the obligation, to terminate this Agreement in its entirety, or if the breach relates to one or more but not all Products and/or countries, with respect to such Products and/or countries, upon written notice of termination to the other Party, provided that such termination will not be effective if such material breach has been cured within [***] days after written notice has been given by the Non-Breaching Party to the Breaching Party of the applicable material breach, and, further provided that, the Non-Breaching Party may, by notice to the Breaching Party, designate a later date for such termination in order to facilitate an orderly transition of activities relating to all Products for the GSK Territory. Any such notice of breach will, in each case, (i) expressly reference this Section 11.3; (ii) reasonably describe the alleged material breach which is the basis of such notice; and (iii) clearly state the Non-Breaching Party’s intent to terminate this Agreement if the alleged material breach is not cured within the applicable cure period. Notwithstanding the foregoing, if such material breach, by its nature, is curable, but is not reasonably curable within the applicable cure period, then such cure period will be extended if the Breaching Party provides a written plan for curing such material breach to the Non-Breaching Party and uses Commercially Reasonable Efforts to cure such material breach in accordance with such written plan; provided that no such extension will exceed an additional [***] days without the consent of the Non-Breaching Party.

(b) Disputed Material Breach. If the Breaching Party disputes that it has materially breached this Agreement, the dispute will be resolved pursuant to Article 13. Notwithstanding the foregoing, if the Breaching Party disputes, acting reasonably and in good faith, the existence, materiality, or failure to cure of any such material breach and provides notice to the Non-Breaching Party of such dispute within the relevant cure period, the Non-Breaching Party will not have the right to terminate this Agreement in accordance with this Section 11.3, unless and until the relevant dispute has been resolved. Any such dispute will be resolved pursuant to the dispute resolution procedure set forth in Article 13. It is understood and acknowledged that during the pendency of such dispute, all the terms and conditions of this Agreement will remain in effect and the Parties will continue to perform all of their respective obligations hereunder.

11.4 Termination for Insolvency. In the event that either Party (a) files for protection under laws relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts; (b) makes an assignment for the benefit of creditors; (c) appoints or suffers appointment of a receiver, custodian, trustee or liquidator over substantially all of its property that is not discharged within [***] days after such filing; (d) proposes a written agreement of composition or extension of its debts; (e) proposes or is a party to any

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dissolution or liquidation of such Party; (f) files a petition under any bankruptcy or insolvency act or has any such petition filed against that is not discharged or dismissed within [***] days of the filing thereof; (g) admits in writing its inability generally to meet its obligations as they fall due in the general course, or (h) takes any corporate action for the purpose of effecting any of the foregoing, then the other Party may terminate this Agreement in its entirety effective immediately upon notice to such Party.

11.5 Termination for Safety Reasons. GSK may terminate this Agreement in its entirety or on a Product-by-Product basis at any time upon prior written notice to Spero (a) if executives responsible for GSK’s pharmacovigilance and clinical science functions determine in good faith that the risk or benefit profile of the Products (or such Product) is such that the Products (or such Product) cannot continue to be Developed or administered to patients safely; or (b) upon (i) the receipt of a material adverse regulatory determination by a Regulatory Authority regarding the Products (or such Product) (such as a Clinical Trial hold or suspension of Regulatory Approval), or (ii) the occurrence of serious Adverse Events related to the use of the Products (or such Product) that reasonably impact the patient population in the aggregate and that cause GSK to reasonably conclude in good faith that the continued use of the Products (or such Product) by patients will result in the patient population being exposed to a Product for which the risks outweigh the benefits and that such risks cannot be ameliorated using Commercially Reasonable Efforts.

11.6 Effects of Expiration or Termination; Survival.

(a) In addition to the consequences set forth in this Section 11.6 and Section 11.7 (and any other Sections that expressly survive pursuant to the terms herein or therein, as applicable), the following provisions shall survive expiration or termination of this Agreement in its entirety for any reason: Article 1, Section 2.6, Section 5.1, Section 5.6 (solely with respect to any recall or market withdrawal (i) for which a Party has delivered notice to the other Party pursuant to Section 5.6 prior to the effective date of such expiration or termination, or (ii) that is ongoing as of the effective date of such expiration or termination), Section 6.2 through Section 6.7 (inclusive, solely with respect to any payment obligations that accrued prior to the effective date of such expiration or termination), Section 6.5(a) (solely with respect to GSK’s royalty-free, irrevocable, perpetual, non-exclusive and sublicensable license under the Spero Intellectual Property, Spero Regulatory Documentation and Meiji Regulatory Documentation to Develop, Manufacture (including to have Manufactured) and Commercialize such Product in the applicable country following the expiration of the applicable Royalty Term for such country), Section 6.8, Section 6.9, Section 7.1(a), Section 7.4, Article 8, Section 9.6, Article 10, Section 11.6, Section 11.7, Section 11.9, Article 13 and Article 14; provided that, for clarity, the foregoing shall not survive in the event of a termination prior to the Effective Date pursuant to Section 12.3, except as otherwise provided therein.

(b) Expiration or termination of this Agreement shall not relieve the Parties of any obligation, including any payment obligation under Article 6 or Section 2.10(b) (in each case, solely with respect to any payment obligations that accrued prior to the effective date

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of such expiration or termination) or any liability that accrued hereunder prior to the effective date of such expiration or termination. In addition, termination of this Agreement shall not preclude either Party from pursuing all rights and remedies it may have hereunder or at Law or in equity with respect to any breach of this Agreement nor prejudice either Party’s right to obtain performance of any obligation.

(c) [Reserved].

11.7 Effect of Termination of the Agreement. Upon any termination (but not expiration) of this Agreement, the following terms shall apply; provided that, if this Agreement is terminated with respect to one (1) or more Products and/or countries but not in its entirety, then such termination will apply only to the terminated Products and/or terminated countries:

(a) Termination of Rights and Obligations. Each Party’s rights and obligations under this Agreement (except as set forth in this Section 11.7 and Section 11.6) shall automatically terminate and have no further force and effect as of the applicable effective date of termination.

(b) Termination and Wind Down Plan. Promptly following the receipt of any notice of termination of this Agreement, Spero will prepare, with GSK’s reasonable cooperation (as reasonably requested by Spero), a termination and wind-down plan that will include, at a minimum, a plan for accomplishing the activities described in this Section 11.7(b) (“Termination and Wind-Down Plan”), which Termination and Wind-Down Plan (including any amendments thereto) shall be subject to the mutual agreement of both Parties.

(i) Termination of Licenses. All rights and licenses granted herein to either Party will terminate in their entirety, or on a Product-by-Product or country-by-country basis, and GSK and its Affiliates shall cease any Development, Manufacturing and Commercialization of the Products or such Products and/or in such countries that are the subject of such termination; except that the rights and licenses of GSK and its Affiliates under Section 2.1 may continue solely to the extent necessary, and solely for the time periods specified therein, for GSK and its Affiliates to promptly and diligently complete the orderly transition or wind-down of ongoing Clinical Trials under Section 11.7(b)(ii) or to sell or otherwise dispose of any inventory of Products as permitted under Section 11.7(b)(iii).

(ii) Clinical Trials Transition and Wind Down. If, at the time of either Party’s delivery of written notice of termination pursuant to this Article 11, GSK (or its Affiliates or Sublicensees) is conducting any Clinical Trial for any Product (excluding, for the avoidance of doubt, the Required Studies, unless GSK has exercised the rights set forth in Section 2.8(b)(iii)), then Spero will notify GSK, on a trial-by-trial and site-by-site basis, whether Spero would like to wind-down such Clinical Trial or transition such Clinical Trial to Spero (or its designee) for continuation (provided that, if such termination pursuant

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relates solely to a Product and/or to one or more countries, and not to this Agreement in its entirety, then the following shall apply solely with respect to such Product):

(A) Notwithstanding the foregoing, GSK shall have the right, to the extent not prohibited by Law, in GSK’s sole discretion and at GSK’s cost and expense, to elect to (1) wind-down such Clinical Trial (even if Spero so notifies GSK of its intention to continue such Clinical Trial), if GSK reasonably believes (x) the continuation (or transition) of such Clinical Trial could cause harm to the patients enrolled therein or (y) that such Clinical Trial should not be continued (or transitioned) due to ethical concerns; or (2) continue such Clinical Trial (even if Spero so notifies GSK of its intention to wind-down such Clinical Trial), if GSK reasonably believes that such Clinical Trial should be continued (and not transitioned) due to patient safety or ethical concerns, in which case, GSK shall (or shall cause its Affiliate, Sublicensee or Third Party subcontractor, as applicable, to) continue to conduct such Clinical Trial in accordance with the then-current protocol as of the effective date of such termination (unless the Parties mutually agree otherwise).

(B) For any such Clinical Trial that Spero so notifies GSK of its intention to transition and continue at one or more sites, subject to GSK’s rights to elect to wind-down or continue such Clinical Trial pursuant to Section 11.7(b)(ii), (1) the Termination and Wind-Down Plan will include the activities that GSK is to perform until the date that is [***] days after the effective date of such termination (the “Clinical Trial Transition Date”) in furtherance of transitioning the conduct of such Clinical Trial to Spero or its designee (the “GSK Clinical Trial Transfer Obligations”), and (2) GSK will transfer the conduct of any such Clinical Trial at such site(s) to Spero in accordance with the GSK Clinical Trial Transfer Obligations in the Termination and Wind-Down Plan. Spero will assume any and all liability and costs for any such Clinical Trial at such site(s) from and after the date that is the earlier of (x) the completion of the GSK Clinical Trial Transfer Obligations for such site(s) or (y) the Clinical Trial Transition Date, other than with respect to any GSK Clinical Trial Transfer Obligation not performed by GSK as of such Clinical Trial Transition Date. Spero will reimburse GSK for any internal costs or external costs incurred by GSK in connection with any activities performed by or on behalf of GSK in furtherance of the transition to Spero of any applicable Clinical Trials following the Clinical Trial Transition Date, except for any such costs incurred in connection with GSK’s completion of the GSK Clinical Trial Transfer Obligations that are not complete as of the Clinical Trial Transition Date.

(iii) Commercialization Wind Down. If such termination occurs following the receipt of Regulatory Approval for a Product in a country, then, to the extent permitted by

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Law, effective upon such date of such termination, GSK, its Affiliates and its Sublicensees will have the right to sell any inventory of such Product intended for Commercialization in such country existing as of such termination (or subject to a non-cancellable purchase order) in accordance with the Termination and Wind-Down Plan agreed upon and otherwise in accordance with the terms of this Agreement, by or under the authority of GSK, its Affiliates or its Sublicensees as of the date of the applicable notice of termination, for [***] months, if such termination is by Spero pursuant to Section 11.3 (Material Breach by GSK) or by GSK pursuant to Section 11.2 (Termination by GSK For Convenience), or for [***] months for any other termination, in each case following the effective date of the applicable termination or such longer time as may be agreed by the Parties in writing (the “Commercialization Wind-Down Period”). Any Product sold or disposed of by GSK, its Affiliates or its Sublicensees during the Commercialization Wind-Down Period will be subject to the applicable payment and reporting obligations under Article 6. Within [***] days after the end of the Commercialization Wind-Down Period, GSK will notify Spero of any quantity of Products remaining in GSK’s, its Affiliates’ or its Sublicensees’ inventory, and Spero will have the right to purchase, in its discretion, any such quantities of the Products from GSK, at a price to be mutually agreed between the Parties.

(iv) Reversion License and Additional Effects of Termination. In the event of termination of this Agreement by Spero pursuant to Section 11.3 (GSK Material Breach) or Section 11.4 (GSK Insolvency) or by GSK pursuant to Section 11.2 (Termination For Convenience) or Section 11.5 (Termination for Safety Reasons) (provided that, if such termination pursuant relates solely to a Product and/or country, and not to this Agreement in its entirety, then the following shall apply solely with respect to such Product and/or country) then:

(A) Spero shall have [***] days following such termination to provide written notice to GSK (a “Reversion License Notice”) that Spero desires to obtain one or more exclusive or non-exclusive, royalty bearing licenses (a “Reversion License”) under (1) the GSK Licensed Intellectual Property existing and Controlled by GSK (or its Affiliates) as of the effective date of such termination that are necessary to Develop, Manufacture (or have Manufactured) and Commercialize the Compounds and any Product in the Field in the GSK Territory and (2) the GSK Regulatory Documentation existing and Controlled by GSK (or its Affiliates) as of the effective date of such termination (including a grant to Spero of the right of reference to such GSK Regulatory Documentation and providing Spero with copies of such GSK Regulatory Documentation, in each case, to the extent allowed under Law);

(B) If Spero timely delivers a Reversion License Notice, then the Parties agree to negotiate in good faith the terms and conditions of such Reversion License (including royalties and other amounts payable to GSK) with a view toward executing and delivering such Reversion License within [***] days following delivery of such Reversion License Notice; provided

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that if, following negotiations conducted actively and continuously in good faith for a period of not less than [***] days following delivery of such Reversion License Notice, the Parties have been unable to execute and deliver such Reversion Notice, then GSK’s obligations to negotiate such Reversion License in good faith shall terminate;

(C) promptly following the effective date of such termination, in accordance with and to the extent permissible under Law, GSK shall transfer and assign to Spero (or its designee) all Spero Regulatory Documentation Controlled by GSK (or its Affiliates) as of the effective date of such termination with respect to the Compound or any Products, and Spero shall assume full responsibility for such Spero Regulatory Documentation, in each case, to be further detailed in the Termination and Wind-Down Plan; provided that, in the event that GSK is unable to transfer and assign to Spero (or its designee) such Spero Regulatory Documentation, effective upon the effective date of termination, GSK, on behalf of itself and its Affiliates, hereby consents and grants to Spero an exclusive (even as to GSK and its Affiliates), fully paid up, royalty-free, irrevocable, perpetual, sublicensable, worldwide license and right of reference under such Spero Regulatory Documentation (with the right to sublicense and grant further rights of reference) as necessary to Develop, Manufacture and Commercialize the Compound and any Products in the Field; and

(D) If this Agreement is terminated in its entirety, with respect to any Patents owned by Spero or any of its Affiliates in respect of which (1) GSK has engaged in the filing, prosecution or maintenance thereof, whether under its first right or step-in rights, or (2) GSK has engaged in the enforcement or defense of such Patent, as applicable whether under its first right or step-in rights, as applicable, then upon Spero’s request, and at Spero’s cost and expense, GSK will transfer to Spero or its designee copies of all filings, applications, correspondence and other related records received or generated by GSK in the course of filing, prosecuting, maintaining, enforcing or defending such Patent.

For purposes of Section 11.7(b)(iv), “GSK Excluded Know-How” (as applicable to the GSK Licensed Intellectual Property that is the subject of a Reversion License) shall mean any Arising Know-How that is (a) discovered, developed, generated, invented, derived, created, conceived or reduced to practice during the Term by a Party or its Affiliates, licensees, sublicensees or subcontractors or any of their respective employees, agents, independent contractors or consultants either alone or jointly with the other Party or its Affiliates, licensees, sublicensees or subcontractors or any of their respective employees, agents, independent contractors or consultants; and (b) is not (i) actually used during the Term by or on behalf of GSK (or any of its Affiliates or Sublicensees) in the Development, Manufacture or Commercialization of the Compound or any Product, and (ii) necessary for the Development, Manufacture or Commercialization of the Compound

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or any Product by Spero in the GSK Territory (or, if such Reversion License relates to a particular Product and/or country, of such Product by Spero in such country).

(v) Third Party Agreements. If Spero so requests in writing prior to or within [***] days following the effective date of the termination of this Agreement in its entirety, and to the extent permitted under Law and under GSK’s or any of its Affiliate’s obligations to Third Parties, as the case may be, effective as of the effective date of such termination, GSK will assign, or cause such Affiliate to assign, to Spero and Spero will assume, any Third Party agreements that solely relate to the Development, Manufacture or Commercialization of the Compound and Products in the GSK Territory to which GSK or its Affiliates are a party; provided that, if the assignment of any such Third Party agreement requires the consent of any Third Party, such assignment of such Third Party agreement will not occur unless and until such consent is obtained (it being understood that if so requested by Spero in writing, GSK will, and will cause its Affiliates to, at Spero’s cost, use Commercially Reasonable Efforts to obtain any such consent as promptly as reasonably practicable under the circumstances).

(vi) Reversion Trademarks. If as of the effective date of termination of this Agreement in its entirety or with respect to a particular Product or country, as the case may be, (A) GSK or any of its Affiliates owns any Trademarks that are used exclusively for such Product in the GSK Territory (but, for clarity, excluding any house marks of GSK or any of its Affiliates or Sublicensees), and (B) such Trademarks have been approved by a Regulatory Authority for use with the Products in a country or jurisdiction in the GSK Territory where such Product has received Regulatory Approval prior to the effective date of termination (such Trademarks, the “Reversion Trademarks”), then, at Spero’s written request, promptly following the effective date of such termination, GSK, in its discretion, will (x) [***], or (y) [***], in either case, pursuant to an agreement that the Parties will negotiate and enter into after such effective date of termination, which agreement will contain, to the extent applicable, quality control and indemnification obligations customary of such agreements applying to Spero’s use of such transferred Reversion Trademarks following such assignment or license, as applicable.

(c) Sublicense Survival. Upon the termination of this Agreement, each of GSK’s Sublicensees will continue to have the rights and licenses set forth in its respect sublicense agreement, which sublicense agreement will automatically become a direct license of Spero; provided, however, that (i) such Sublicensee is not then in breach of any of its material obligations under its sublicense agreement, and (ii) Spero shall have no obligation under such sublicense agreement beyond the obligations expressly set forth in this Agreement.

(d) Further Assurances. Each Party will execute all reasonable documents and take all such further actions as may be reasonably requested by the other Party, at such other Party's cost, in order to give effect to the foregoing clauses.

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11.8 Certain Additional Remedies of GSK in Lieu of Termination. If GSK has the right to terminate this Agreement pursuant to Section 11.3 (Material Breach by Spero) then in lieu of GSK terminating, GSK may elect to have this Agreement continue in full force and effect as modified by this Section 11.8 by providing written notice to Spero prior to the date that otherwise would have been the effective date of termination had GSK exercised its right to so terminate this Agreement; provided that if GSK so elects to continue this Agreement, then the following terms shall apply:

(a) from and after such time as GSK delivers such written notice to Spero all royalties, Commercial Milestone Payments and Sales Milestone Payments, thereafter payable by GSK to Spero hereunder (other than the royalties payable by Spero to Meiji pursuant to the Meiji License equal to [***]% of Net Sales, but only for so long as the Meiji License remains in full force and effect and such royalties continue to be payable by Spero pursuant thereto) shall be reduced by fifty percent (50%) of the amounts otherwise due and payable by GSK with respect to any Products pursuant to Article 6; provided that GSK shall no longer be entitled to give effect to any deductions under Section 6.5(c), Section 6.5(d) and Section 6.5(e) that might otherwise be applicable from and after the date of such written notice; and

(b) if GSK has the right to terminate this Agreement pursuant to Section 11.3 (Material Breach by Spero) prior to the Completion of the Required Studies, GSK shall have the option, but not the obligation, to exercise the rights in Section 2.8(b)(iii), and if GSK exercises such rights pursuant to this Section 11.8, [***] ([***]) will become due and payable by GSK.

11.9 Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by a Party to the other are and will otherwise be deemed to be, for purposes of section 365(n) of the Bankruptcy Code, licenses or rights to “intellectual property” as defined under section 101(35A) of the Bankruptcy Code (or analogous foreign provisions) and that this Agreement is an executory contract governed by section 365(n) of the Bankruptcy Code (or analogous foreign provisions) in the event that a bankruptcy proceeding is commenced involving either Party. The Parties agree that upon (a) commencement of a bankruptcy proceeding by or (b) entry of an order for relief in connection with an involuntary bankruptcy proceeding against a Party (the “Bankrupt Party”) under the Bankruptcy Code (collectively, the “Bankruptcy Commencement Date”), the other Party (the “Non-Bankrupt Party”), in addition to its rights under Section 11.4 or otherwise under this Agreement, will be entitled to a complete duplicate of, or complete access to (as the Non-Bankrupt Party deems appropriate), all such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments of such intellectual property will be promptly delivered to the Non-Bankrupt Party (a) following any such Bankruptcy Commencement Date, within [***] Business Days of receiving written request by the Non-Bankrupt Party, unless the Bankrupt Party has assumed this Agreement prior to receipt of such written request by the Non-Bankrupt Party; or (b) if not delivered under clause (a) above, on or before entry of an order by a competent court having jurisdiction over the matter authorizing the rejection of this Agreement. The Bankrupt

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Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) agree not to interfere with the exercise by the Non-Bankrupt Party of its rights and licenses to such intellectual property and such embodiments of intellectual property in accordance with this Agreement. In addition, the Bankrupt Party waives to the fullest extent permitted by Law any and all rights to sell its intellectual property assets (including any Patents) free and clear of the Non-Bankrupt Party’s rights and licenses in and to such intellectual property whether pursuant to section 363 of the Bankruptcy Code or pursuant to a chapter 11 plan. The foregoing provisions are without prejudice to any rights the Non-Bankrupt Party may have arising under the Bankruptcy Code or other Laws.

Article 12
EFFECTIVENESS

12.1 Effective Date. If (a) any applicable waiting periods and approvals are required under Antitrust Laws with respect to the transactions contemplated under this Agreement and the Share Purchase Agreement, as identified in Schedule 1.11, then except for the Parties’ obligations under Article 8 and this Article 12, which will be effective as of the Execution Date, this Agreement and the Share Purchase Agreement will not become effective until the first Business Day after the Antitrust Clearance Date; or (b) any applicable waiting periods and approvals are not required under Antitrust Laws with respect to the transactions contemplated under this Agreement and the Share Purchase Agreement, then this Agreement and the Share Purchase Agreement will become effective on the Execution Date (such date, the “Effective Date”). On the Effective Date, Spero will provide to GSK and updated version of Schedule 9.2 as a result of Spero making anew as of the Effective Date the representations and warranties of Section 9.2. Notwithstanding the foregoing clause (a), the Effective Date will not occur if and for so long as there is in force any Law or order from a Governmental Body enjoining or prohibiting the consummation of the transactions contemplated by this Agreement, or a Proceeding brought by a Governmental Body is pending that would reasonably be expected to enjoin or prohibit the transactions contemplated by this Agreement.

12.2 Filings. If any applicable waiting periods and approvals are required under Antitrust Laws with respect to the transactions contemplated under this Agreement and the Share Purchase Agreement, as identified in Schedule 1.11, then the following shall apply:

(a) each Party will, within [***] Business Days following the Execution Date, file all Antitrust Filings;

(b) each Party shall use their respective reasonable best efforts to take, or cause to be taken, all appropriate action to do, or cause to be done, all things necessary, proper and advisable under Law to consummate and make effective the transactions contemplated under this Agreement as promptly as reasonably practicable, including using reasonable best efforts to (i) obtain all consents, approvals, authorizations, nonactions, qualifications and orders from, and to make all registrations, declarations, notices and filings with, Governmental Bodies and other Persons (including Third Parties) as are required, proper

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or advisable to be obtained or made by such Party and are necessary for the consummation of the transactions contemplated by this Agreement as promptly as reasonably practicable and (ii) as promptly as reasonably practicable but no later than [***] Business Days after the Execution Date, make all necessary initial filings and request early termination of the waiting period under the HSR Act, if available, and thereafter as promptly as reasonably practicable make any other required submissions with respect to this Agreement required under the HSR Act;

(c) notwithstanding Section 12.2(b), in no event shall either Party be obligated to (i) pay any fee (other than the HSR filing fee or any other filing fee required by an Antitrust Filing), (ii) commit to or grant any concession, consent decree or similar undertaking, or enter into any divestiture, license (in whole or in part) or hold separate agreement or other behavioral remedy or arrangement, that would affect GSK’s pre-existing business prior to the transactions subject to this Agreement or that would materially impair the benefits and advantages such Party expects to receive from the transactions that are the subject of this Agreement, in connection with obtaining any such consents, approvals, authorizations, qualifications or orders, or (iii) litigate or otherwise participate in any Proceeding with any Governmental Body in connection with obtaining any consent pursuant to this Agreement, or (iv) commit to any consent decree or similar undertaking, or any divestiture, license (in whole or in part), or any arrangement to hold separate (or any similar arrangement) with respect to any of its products or assets, that would materially impair the benefits and advantages such Party expects to receive from the transactions that are the subject of this Agreement; provided that Spero will not do any of the foregoing without GSK’s prior written consent;

(d) GSK shall (i) control the strategy for obtaining any consents, approvals of, or registrations, declarations or filings from any Governmental Body in connection with the transactions that are the subject of this Agreement, and (ii) coordinate the overall development of the positions to be taken and the regulatory actions to be requested in any filing or submission with a Governmental Body in connection with the transactions contemplated hereby; provided that GSK shall consult in good faith with Spero with respect to the matters referred to in the foregoing clause (i) and (ii); provided further that GSK and Spero shall consult in good faith and jointly agree with one another prior to either Party agreeing to extend any waiting period under the HSR Act, withdrawing any filing under the HSR Act, or entering into any agreement with any Governmental Body to delay, or otherwise not to consummate as soon as practicable the transactions that are the subject of this Agreement, which agreement shall not be unreasonably withheld or delayed;

(e) each Party shall promptly notify the other Party of any communication it or any of its Affiliates receives from any Governmental Body relating to the transactions that are the subject of this Agreement;

(f) neither Party shall agree to participate, and shall cause its Affiliates not to participate, in any meeting with any Governmental Body in respect of any Antitrust Filing or Proceedings relating to the transactions that are the subject of this Agreement unless it consults with the

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other Party in advance and, to the extent permitted by such Governmental Body, gives the other Party (or their counsel) prior notice and the opportunity to attend and participate at such meeting;

(g) Subject to Article 8 and applicable Law, the Parties will coordinate and cooperate fully with each other (or their outside counsel) in exchanging such information and providing such assistance as the other Party may reasonably request in connection with the foregoing and in seeking termination or expiration of any applicable waiting periods including under the HSR Act, at the earliest possible date after the date of filing;

(h) to the extent practicable, each Party will, and will cause its Affiliates to, give the other Party reasonable advance opportunity to review and comment upon and consider in good faith the views of the other in connection with all written communications with any Governmental Body relating to the transactions that are the subject of this Agreement (including any analyses, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any Party hereto or any of its Affiliates relating to Proceedings under any Antitrust Laws);

(i) to the extent permitted under Law, each Party will promptly provide, and cause its respective Affiliates to provide, to the other Party (or such other Party’s outside counsel in the case of information deemed by the providing Party’s antitrust counsel to be sensitive) with copies of all material correspondence, filings or communications between them or any of their Representatives, on the one hand, and any Governmental Body or members of its staff, on the other hand, with respect to this Agreement and the transactions contemplated hereby; and

(j) except as expressly provided herein, each Party will be responsible for its own costs and expenses associated with any such Antitrust Filing, including premerger filing fees incurred by each Party associated with any such Antitrust Filing.

Notwithstanding any provision to the contrary set forth in this Agreement, nothing in this Agreement (including this Section 12.2) will require either Party or any of its Affiliates to disclose to the other Party or any of its Affiliates any information that is subject to obligations of confidentiality or non-use owed to Third Parties (nor will either Party be required to conduct joint meetings with any Governmental Body in which such information might be shared with the other Party) in connection with any Antitrust Filing.

12.3 Outside Date. If, any applicable waiting periods and approvals are required under Antitrust Laws with respect to the transactions contemplated under this Agreement, as identified in Schedule 1.11, this Agreement will terminate, at the election of either Party, immediately upon written notice to the other Party, in the event that: (a) the U.S. Federal Trade Commission or the U.S. Department of Justice, or an equivalent authority in the European Union (including, for the avoidance of doubt, the United Kingdom despite it leaving the European Union), seeks a permanent injunction under applicable antitrust and non-competition Laws against Spero and GSK to enjoin the transactions contemplated by this Agreement; or (b) the Antitrust Clearance Date has not occurred on or prior to [***]

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months after the effective date of any Antitrust Filing (or such later date as may be mutually agreed by the Parties). In the event of such termination, without any further action on the part of either Party, this Agreement will be of no further force and effect and no Party shall have any further obligations under this Agreement, except for the Parties’ obligations under Article 8 which survive.

Article 13
DISPUTE RESOLUTION

13.1 Disputes. The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights or obligations hereunder. The Parties agree that any dispute arising out of or relating to this Agreement (other than Excluded Claims, which shall be resolved pursuant to Section 13.5) shall be resolved solely by means of the dispute resolution procedures set forth in this Article 13; provided that the foregoing shall not affect a Party’s right to terminate this Agreement under Section 11.2, Section 11.3 (except as expressly set forth in Section 11.3), Section 11.4 or Section 11.5, as applicable, or seek equitable relief as otherwise provided under this Agreement. It is the objective of the Parties to establish under this Article 13 procedures to facilitate the resolution of disputes arising under this Agreement (other than any disputes relating to matters that one Party has sole decision-making authority or discretion under this Agreement (each, a “Non-Escalatable Dispute”), in which case, such Non-Escalatable Dispute shall be determined by such Party and shall not be part of the dispute resolution procedure set forth in this Article 13) in an expedient manner by mutual cooperation and without resort to litigation (it being understood that disputes relating to GSK’s compliance with its diligence obligations in Section 4.7 shall not constitute a Non-Escalatable Dispute). In the event that the Parties are unable to resolve such dispute through diligent review and deliberation within [***] Business Days from the day that one Party had designated the issue as a dispute in written notice to the other Party, then either Party shall have the right to escalate such matter to the Executive Officers as set forth in Section 13.2.

13.2 Escalation to Executive Officers. Either Party may, by written notice to the other Party, request that a dispute (other than a Non-Escalatable Dispute) that remains unresolved for a period of [***] Business Days as set forth in Section 13.1 arising between the Parties in connection with this Agreement, or a dispute relating to material breach, be resolved by the Executive Officers, within [***] Business Days after referral of such dispute to them. If the Executive Officers do not resolve such dispute within [***] Business Days after referral of such dispute to them, then, at any time after such [***] Business Day period, either Party may proceed to arbitration in accordance with Section 13.3 with respect to such dispute.

13.3 Arbitration. If the Parties are unable to resolve a dispute arising out of or relating to this Agreement through the escalation procedures set forth in Section 13.2 within the time frames set forth therein, the Parties agree that they shall submit such dispute for final settlement via binding arbitration conducted in the English language in New York, New York under the [***], which shall administer the arbitration and act as appointing authority.

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The arbitration will be conducted by an arbitrator mutually selected by the Parties; provided, however, in the event that the Parties are unable to mutually agree upon the selection of an arbitrator or with respect to any dispute for which a Party is seeking an injunction or other equitable relief or aggregate damages sought in excess of [***] Dollars ($[***]), the arbitration will be conducted by a panel of three (3) arbitrators, with each Party appointing one (1) arbitrator, and these two (2) arbitrators so selected by the Parties will then select the third arbitrator. Disputes about arbitration procedure shall be resolved by the arbitrator(s). The arbitrator(s) shall not be current or former employees, consultants, officers or directors, or current stockholders, of either Party, [***] or any of their respective Affiliates, licensees or sublicensees and each arbitrator shall have at least [***] years of pharmaceutical industry experience (provided, however, that if such arbitration is being conducted by a panel of three (3) arbitrators, each arbitrator shall have at least [***] years of pharmaceutical industry experience). The arbitrator(s) shall be authorized to grant interim relief, including to prevent the destruction of goods or documents involved in the dispute, protect trade secrets and provide for security for a prospective monetary award. Within [***] Business Days after selection of the arbitrator(s), the arbitrator(s) shall conduct the preliminary conference. In addressing any of the subjects within the scope of the preliminary conference, the arbitrator(s) shall take into account both the desirability of making discovery efficient and cost-effective and the needs of the Parties for an understanding of any legitimate issue raised in the arbitration. In addition, each Party shall have the right to take up to [***] hours of deposition testimony, including expert deposition testimony. The hearing shall commence within [***] days after the selection of the arbitrator(s). The arbitrator(s) shall, in their discretion, allow each Party to submit concise written statements of position and shall permit the submission of rebuttal statements, subject to reasonable limitations on the length of such statements to be established by the arbitrator(s). The hearing shall be no longer than [***] Business Days in duration. The arbitrator(s) shall also permit the submission of expert reports. The arbitrator(s) shall render their decision and award within [***] Business Days after the arbitrator(s) declare the hearing closed, and the decision and award shall include a written statement describing the essential findings and conclusions on which the decision and award are based, including the calculation of any damages awarded. The arbitrator(s) will, in rendering their decision, apply the substantive Law of the [***], without reference to its conflict of laws principles. The arbitrators’ authority to award special, incidental, consequential or punitive damages shall be subject to the limitation set forth in Section 10.7. The decision and award rendered by the arbitrator(s) shall be final, binding and non-appealable, and judgment may be entered upon it in any court of competent jurisdiction. Each Party shall bear its own attorney’s fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrator(s). The Parties acknowledge and agree that this Agreement and any award rendered pursuant hereto shall be governed by the [***].

13.4 Injunctive Relief. Nothing in this Agreement shall be construed as precluding a Party from bringing an action for injunctive relief or other equitable relief, including prior to the initiation or completion of the above procedure.

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13.5 Intellectual Property Disputes. Notwithstanding any provision to the contrary set forth in this Agreement, if a dispute arises under this Agreement with respect to an Excluded Claim, and such Excluded Claim is not resolved in accordance with Section 13.2, then such Excluded Claim will be submitted to a court of competent jurisdiction in the jurisdiction in which such Patent, Know-How or other intellectual property right was granted or arose.

Article 14
MISCELLANEOUS PROVISIONS

14.1 Relationship of the Parties. Nothing in this Agreement is intended or shall be deemed, for financial, tax, legal or other purposes, to constitute a partnership, agency, joint venture or employer-employee relationship between the Parties.

14.2 Assignment.

(a) Except as expressly provided herein, neither this Agreement nor any right or obligation hereunder shall be assignable or transferable, whether voluntarily or by operation of law, without the prior written consent of the other Party (not to be unreasonably withheld or delayed).

(b) Notwithstanding Section 14.2(a), each Party may assign or transfer this Agreement or any of its rights and obligations hereunder (i) to any Affiliate, (ii) to a Third Party in connection with a Change of Control, or (ii) to a Third Party that acquires all or substantially all of such Party’s assets or business relating to the Compound and any Product to which this Agreement relates (whether by sale of assets or stock, merger, consolidation, reorganization or otherwise), without the consent of the other Party. Each assigning Party shall give written notice to the other Party promptly following any such assignment or transfer.

(c) No assignment under this Section 14.2 shall relieve the assigning Party of any of its responsibilities or obligations hereunder and, as a condition of such assignment, the assignee shall expressly agree in writing to be bound by all obligations of the assigning Party hereunder. This Agreement shall be binding upon the successors and permitted assigns of the Parties.

(d) Any assignment or other transfer not in accordance with this Section 14.2 shall be null and void.

14.3 Performance and Exercise by Affiliates. Each Party shall have the right to have any of its obligations hereunder performed, or its rights hereunder exercised, by any of its Affiliates and the performance of such obligations by any such Affiliate shall be deemed to be performance by such Party; provided, however, that such Party shall be responsible for ensuring the performance of its obligations under this Agreement and that any failure of any Affiliate performing obligations of such Party hereunder shall be deemed to be a failure by such Party to perform such obligations. For clarity, the foregoing means that

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each Party may designate or subcontract to an Affiliate to perform its obligations hereunder or to be the recipient of the other Party’s performance obligations hereunder.

14.4 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

14.5 Accounting Procedures. Each Party shall calculate all amounts, and perform other accounting procedures required, under this Agreement and applicable to it in accordance with such Party’s then-current Accounting Standards, consistently applied. All terms of an accounting or financial nature in this Agreement shall be construed in accordance with the foregoing Accounting Standard.

14.6 Force Majeure. Neither Party shall be liable to the other Party or be deemed to have breached or defaulted under this Agreement for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by or results from (a) fire, floods, earthquakes or other acts of nature; (b) epidemics, pandemics, the spread of infectious diseases, quarantines or disease outbreaks in the United States or elsewhere in the world; (c) embargoes; (d) war or acts of war, including terrorism, insurrections, riots or civil unrest; (e) strikes, lockouts or other labor disputes; (f) acts, omissions or delays in acting by a Governmental Body, including acts of any agency thereof, judicial orders or decrees; (g) receipt of warning letters, or failure or delay of transportation (in each case, due to reasons other than the affected Party’s negligence, willful misconduct or any other cause within the reasonable control of the affected Party); (h) failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence or prudence that would be reasonably and ordinarily expected from a skilled and experienced Person engaged in the same type of undertaking under the same or similar circumstances or restrictions; or (i) any other reason or circumstance that is beyond the reasonable control of the affected Party (“Force Majeure Events”). The Party affected by a Force Majeure Event shall (i) provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and (ii) use Commercially Reasonable Efforts to overcome the difficulties created thereby and to resume performance of its obligations hereunder as soon as practicable.

14.7 No Trademark Rights. Except as set forth in Section 2.1 and Section 11.7(b)(vi), no right, express or implied, is granted by this Agreement to either Party to use in any manner the name or any other trade name or Trademark of the other Party in connection with the performance of this Agreement or otherwise.

14.8 Entire Agreement; Amendments. This Agreement and the Schedules and Exhibits hereto, the Technology Transfer Plan, the Pharmacovigilance Agreement, the Share Purchase Agreement, the Transition Plan (if any) and the Termination and Wind-down Plan (if any) shall constitute and contain the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersede any and all prior

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negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter, including the Existing Confidentiality Agreement. Except as specified herein, no waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in a writing referencing this Agreement and signed by a duly authorized officer of each Party.

14.9 Captions. The captions to this Agreement are for convenience only and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

14.10 Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by and interpreted in accordance with the internal Laws of the [***], including its statutes of limitations but excluding application of any conflict of Laws principles that would require application of the Law of a jurisdiction outside of the [***]. In the event of any conflict between U.S. and foreign Laws, regulations and rules, U.S. Laws, regulations and rules shall govern. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

14.11 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, or by express courier service (signature required) to the Party to which it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Party.

If to Spero, addressed to:

Spero Therapeutics, Inc.
675 Massachusetts Avenue, 14th Floor

Cambridge, Massachusetts 02139

Attn: President and CEO

With copies, which shall not constitute notice, to:

Mintz
One Financial Center
Boston, MA 02111
Attn: Lewis J. Geffen

If to GSK, addressed to:

GlaxoSmithKline Intellectual Property (No. 3) Limited
980 Great West Road

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Brentford, Middlesex TW8 9GS
England

Attn: Senior Vice President & Corporate Secretary

With copies, which shall not constitute notice, to:

GlaxoSmithKline
980 Great West Road
Brentford, Middlesex TW8 9GS
England

Attn: VP & Head of Legal Business Development & Corporate

14.12 Language; Waiver of Rule of Construction. The official language of this Agreement and between the Parties for all correspondence shall be the English language and the English language shall control its interpretation. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement will be construed against the drafting Party will not apply.

14.13 Waiver. A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any other term or condition hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

14.14 Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Law, but if any provision of this Agreement is held to be prohibited by or invalid under Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. The Parties shall make a good faith effort to replace the invalid or unenforceable provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision.

14.15 Business Day Requirements. In the event that any notice or other action or omission is required to be taken by a Party under this Agreement on a day that is not a Business Day then such notice or other action or omission shall be deemed to require to be taken on the next occurring Business Day.

14.16 Interpretation. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except where the context otherwise requires, wherever used, (a) the singular shall include the plural, the plural the singular; (b) the use of any gender shall be applicable to all genders; (c) the word “or” is used in the inclusive sense (and/or); (d) the words “include,” “includes” and “including” shall be

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deemed to be followed by the phrase “without limitation”; (e) the word “will” will be construed to have the same meaning and effect as the word “shall”; (f) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (g) any reference herein to any Person will be construed to include the Person’s successors and assigns; (h) the words “herein,” “hereof” and “hereunder,” and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof; (i) the word “notice” will mean notice in writing (whether or not specifically stated), shall include any written instrument or communication delivered in accordance with Section 14.11, unless otherwise specified herein; (j) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or words of similar import will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise; (k) any reference to a “sublicensee” of GSK under this Agreement shall be construed to include Sublicensees; and (l) references to any specific law, rule or regulation, or article, section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof. Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. Unless the context otherwise requires, countries shall include territories.

14.17 Expenses. Except as otherwise provided herein, all fees, costs and expenses (including any legal, accounting and banking fees) incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and to consummate the transactions contemplated hereby will be paid by the Party hereto incurring such fees, costs and expenses.

14.18 Binding Effect; No Third Party Beneficiaries. As of the Execution Date, this Agreement will be binding upon and inure to the benefit of the Parties and their respective permitted successors and permitted assigns. Except as expressly set forth in this Agreement, no Person other than the Parties and their respective Affiliates and permitted assignees hereunder will be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

14.19 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. An electronic, digital or a portable document format (PDF) copy of this Agreement, including the signature pages, will be deemed an original.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, duly authorized representatives of the Parties have executed this Agreement as of the Execution Date.

GLAXOSMITHKLINE INTELLECTUAL PROPERTY (NO. 3) LIMITED
Signature:	/s/ [***]
Printed Name:	[***]
Title:	[***]

Spero THERAPEUTICS, inc.
Signature:	/s/ Ankit Mahadevia
Printed Name:	Ankit Mahadevia
Title:	CEO

Signature Page to Exclusive License Agreement

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Schedule 1.11

Antitrust Clearance Waiting Periods and Approvals

Waiting period for HSR filing under HSR Act.

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Schedule 1.12

Antitrust Filings

HSR filing under HSR Act.

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CONFIDENTIAL

Schedule 1.38(a)

Meiji Compound

[***]

2

CONFIDENTIAL

Schedule 1.38(b)

Spero Compound

[***]

3

Schedule 1.48

Development Plan

[***]

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Schedule 1.128

[***]

[***]

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Schedule 2.5

Technology Transfer Plan and Delivery Schedule

Asset	Description	Target delivery date
[***]
[***]	[***]	[***]

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Asset	Description	Target delivery date
[***]
[***]	• [***]	[***]
[***]
[***]	[***]	[***]

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Asset	Description	Target delivery date
[***]
	[***]	[***]
[***]
	• [***]	[***]
[***]
	[***]	[***]

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Asset	Description	Target delivery date
[***]
[***]	• [***]	[***]
[***]	[***]	[***]
[***]	• [***]	[***]
[***]	• [***]	[***]
[***]	[***]	[***]

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Format and Method for Transfer of Activities, Data, and Material

Description	Comment
• [***]	[***]
[***]	[***]
[***]
• [***]	[***]

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[***]	[***]
• [***]	[***]
[***]	[***]

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Appendix

1. Example of Monthly Dashboard and KPIs

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Schedule 4.8(b)

Approved Subcontractors

[***]

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Schedule 4.11(b)

Additional Data Integrity and Handling of Human Biological Samples Terms

[***]

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Schedule 6.7

Invoicing and Bank Details Format

[***]

11

Schedule 8.5

Press Release

[***]

Schedule 9.2

Spero Disclosure Schedules

[***]

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Schedule 9.2(a)

Spero Patents

[***]
Country	Application No.	Patent No. /Pub. No.	Status
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]

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[***]
Country	Application No.	Patent No. /Pub. No.	Status
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]	[***]	[***]

[***]
Country	Application No.	Pub. No.	Status
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]
Country	Application No.	Pub. No.	Status
[***]	[***]		[***]

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[***]
Country	Application No.	Pub. No.	Status
[***]	[***]		[***]

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